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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

COMBIMATRIX CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

May     , 2013

Dear Stockholder:

        You are cordially invited to attend CombiMatrix Corporation's 2013 Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 27, 2013. The meeting will be held at the offices of Dorsey & Whitney LLP, 600 Anton Boulevard, Suite 2000, Costa Mesa, California 92626 beginning at 1:00 p.m. local time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

        Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, you are urged to complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope. Returning your completed proxy card will ensure your representation at the Annual Meeting. If you later decide to attend the Annual Meeting and wish to change your vote, you may do so simply by voting in person at the meeting. Due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

        We look forward to seeing you at the Annual Meeting.

Sincerely,

Mark McDonough
President, Chief Executive Officer and Director

COMBIMATRIX CORPORATION
310 Goddard, Suite 150
Irvine, CA 92618
(949) 753-0624

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 27, 2013

TO OUR STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders (the "Annual Meeting") of CombiMatrix Corporation, a Delaware corporation (the "Company"), will be held on June 27, 2013, at 1:00 p.m. local time at the offices of Dorsey & Whitney LLP, 600 Anton Boulevard, Suite 2000, Costa Mesa, California 92626. The Annual Meeting will be held for the following purposes, as more fully described in the proxy statement accompanying this notice:

  1.
  ELECTION OF DIRECTORS.    To elect the six (6) directors named in the attached proxy statement to serve until the 2014 annual meeting of stockholders and until their successors have been duly elected and qualified;

  2.
  APPROVAL AND RATIFICATION OF SERIES B FINANCING.    To ratify the terms and issuance of our Series B 6% Convertible Preferred Stock ("Series B Stock"), and to approve the issuance of such number of shares of Common Stock issuable upon conversion of the Series B Stock, including shares issuable pursuant to the anti-dilution and redemption provisions of the Series B Stock, exceeding 19.99% of our outstanding Common Stock;

  3.
  APPROVAL AND RATIFICATION OF SERIES C FINANCING.    To ratify the terms and issuance of our Series C 6% Convertible Preferred Stock ("Series C Stock"), and to approve the issuance of such number of shares of Common Stock issuable upon conversion of the Series C Stock and upon exercise of certain warrants issued to the purchasers of our Series C Stock, including shares issuable pursuant to the anti-dilution and dividend provisions of the Series C Stock, exceeding 19.99% of our outstanding Common Stock;

  4.
  APPROVAL OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS.    To approve on an advisory basis the compensation of our named executive officers;

  5.
  APPROVAL OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION.    To approve on an advisory basis the frequency of conducting future stockholder advisory votes on named executive officer compensation;

  6.
  AMENDMENT AND RESTATEMENT OF 2006 STOCK INCENTIVE PLAN.    To approve the amendment and restatement of our 2006 Stock Incentive Plan to increase the number of shares of common stock available for grant thereunder by 200,000 shares, from 655,721 shares to 855,721 shares;

  7.
  RATIFICATION OF AUDITORS.    To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for 2013; and

  8.
  ANY OTHER BUSINESS that may properly come before the Annual Meeting or any adjournments or postponements thereof.

        We recommend that stockholders vote FOR the matters listed above. Only stockholders of record at the close of business on May 3, 2013 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Our stock transfer books will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices and at the Annual Meeting.

        All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card promptly in the postage-paid envelope enclosed for that purpose. Should you receive more than one proxy card because your shares are registered in different names and addresses, each proxy card should be signed and returned to assure that all your shares will be voted. Stockholders may have a choice of voting their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card(s) sent to you.

        You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote in person at the Annual Meeting.

        Please note: If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote. Accordingly, please provide appropriate voting instructions to your broker or bank to ensure your vote will count.

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 27, 2013: This notice of annual meeting of stockholders, the proxy statement, and our annual report on Form 10-K for 2012 are available at http://investors.combimatrix.com/annuals.cfm.

Sincerely,

Mark McDonough
 President, Chief Executive Officer and Director
Irvine, California
May     , 2013

YOUR VOTE IS VERY IMPORTANT.

        IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

COMBIMATRIX CORPORATION
310 Goddard, Suite 150
Irvine, California 92618
(949) 753-0624

PROXY STATEMENT

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 27, 2013: This notice of annual meeting of stockholders, the proxy statement, and our annual report on Form 10-K for 2012 are available at http://investors.combimatrix.com/annuals.cfm.

        The enclosed proxy is solicited on behalf of CombiMatrix Corporation, a Delaware corporation, by its Board of Directors (the "Board") for use at its 2013 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 1:00 p.m. local time on June 27, 2013, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The Annual Meeting will be held at the offices of Dorsey & Whitney LLP, 600 Anton Boulevard, Suite 2000, Costa Mesa, California 92626.

        These proxy solicitation materials were first sent or given on or about May     , 2013 to all stockholders entitled to vote at the Annual Meeting. Stockholders who owned CombiMatrix Common Stock at the close of business on May 3, 2013 (the "Record Date") are entitled to receive notice of, attend and vote at the Annual Meeting. On the Record Date, there were (i) 3,526,191 shares of Common Stock outstanding and approximately 48 holders of record according to information provided by our transfer agent; (ii) no shares of Series A 6% Convertible Preferred Stock ("Series A Stock") outstanding and no Series A Stock holders of record; (iii) 335 shares of Series B 6% Convertible Preferred Stock ("Series B Stock") outstanding and one Series B Stock holder of record; and (iv) no shares of Series C 6% Convertible Preferred Stock ("Series C Stock") outstanding and no Series C Stock holders of record.

        This proxy statement is being furnished to you with a copy of our annual report on Form 10-K for the year ended December 31, 2012. We will provide, without charge, additional copies of our annual report on Form 10-K to each stockholder of record as of the Record Date that requests a copy in writing. Any exhibits listed in the annual report on Form 10-K also will be furnished upon request at the actual expense we incur in furnishing such exhibit. Any such requests should be directed to our Corporate Secretary at our executive offices set forth above.

        References to the "Company," "CombiMatrix," "our," "us" or "we" mean CombiMatrix Corporation.

Page
VOTING AND RELATED MATTERS	2
EXECUTIVE OFFICERS AND DIRECTORS	5
BOARD OF DIRECTORS	8
EXECUTIVE COMPENSATION	13
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	17
CERTAIN TRANSACTIONS	18
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	19
PRINCIPAL ACCOUNTANTS	20
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	22
PROPOSAL NO. 1—ELECTION OF DIRECTORS	23
PROPOSAL NO. 2—TO RATIFY THE TERMS AND ISSUANCE OF OUR SERIES B STOCK, AND TO APPROVE THE ISSUANCE OF SUCH NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THE SERIES B STOCK, INCLUDING SHARES ISSUABLE PURSUANT TO THE ANTI-DILUTION AND REDEMPTION PROVISIONS OF THE SERIES B STOCK, EXCEEDING 19.99% OF OUR OUTSTANDING COMMON STOCK	24
PROPOSAL NO. 3—TO RATIFY THE TERMS AND ISSUANCE OF OUR SERIES C STOCK, AND TO APPROVE THE ISSUANCE OF SUCH NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THE SERIES C STOCK AND UPON EXERCISE OF CERTAIN WARRANTS ISSUED TO THE PURCHASERS OF OUR SERIES C STOCK, INCLUDING SHARES ISSUABLE PURSUANT TO THE ANTI-DILUTION AND DIVIDEND PROVISIONS OF THE SERIES C STOCK, EXCEEDING 19.99% OF OUR OUTSTANDING COMMON STOCK	27
PROPOSAL NO. 4—APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS	31
PROPOSAL NO. 5—APPROVAL ON AN ADVISORY BASIS OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION	32
PROPOSAL NO. 6—APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 2006 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR GRANT THEREUNDER BY 200,000 SHARES, FROM 655,721 SHARES TO 855,721 SHARES	34
PROPOSAL NO. 7—RATIFICATION OF APPOINTMENT OF HASKELL & WHITE LLP	40
OTHER BUSINESS	41
ANNUAL REPORT ON FORM 10-K	41
STOCKHOLDER PROPOSALS	41

i

VOTING AND RELATED MATTERS

Voting Procedures

        As a stockholder of CombiMatrix, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are discussed below in the "Proposals" section. Each share of CombiMatrix common stock you owned as of the Record Date entitles you to one vote on each proposal presented at the Annual Meeting.

Methods of Voting

        You may vote over the Internet, by telephone, by mail or in person at the Annual Meeting. Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

        Voting over the Internet.    You can vote via the Internet. The website address for Internet voting is provided on your proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 26, 2013. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

        Voting by Telephone.    You can vote by telephone by calling the toll-free telephone number provided on your proxy card. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on June 26, 2013. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

        Voting by Mail.    If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

        Voting in Person at the Meeting.    If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revoking Your Proxy

        You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must:

  •
  enter a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;

  •
  provide written notice of the revocation to our Corporate Secretary at our principal executive office, 310 Goddard, Suite 150, Irvine, CA 92618; or

  •
  attend the Annual Meeting and vote in person.

Quorum and Voting Requirements

        Stockholders of record at the close of business on May 3, 2013, are entitled to receive notice and vote at the meeting. On the Record Date, there were 3,526,191 issued and outstanding shares of our Common Stock, no issued and outstanding shares of Series A stock, 335 issued and outstanding shares of Series B Stock and no issued and outstanding shares of Series C Stock.

Each holder of Common Stock voting at the meeting, either in person or by proxy, may cast one vote per share of Common Stock held on the Record Date on all matters to be voted on at the meeting. The Series A Stock, Series B Stock and Series C Stock may not vote. Stockholders may not cumulate votes in the election of directors.

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present:

  (1)
  a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees;

  (2)
  the ratification of the terms and issuance of our Series B Stock, and the approval of the issuance of such number of shares of Common Stock issuable upon conversion of the Series B Stock, including shares issuable pursuant to the anti-dilution and redemption provisions of the Series B Stock, exceeding 19.99% of our outstanding Common Stock, will be approved if a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote at the Annual Meeting are voted in favor of such ratification and approval;

  (3)
  the ratification of the terms and issuance of our Series C Stock, and the approval of the issuance of such number of shares of Common Stock issuable upon conversion of the Series C Stock and upon exercise of certain warrants issued to the purchasers of our Series C Stock, including shares issuable pursuant to the anti-dilution and dividend provisions of the Series C Stock, exceeding 19.99% of our outstanding Common Stock, will be approved if a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote at the Annual Meeting are voted in favor of such ratification and approval;

  (4)
  the compensation of our named executive officers will be approved on an advisory basis if a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote at the Annual Meeting are voted in favor of such approval;

  (5)
  the option of 1, 2 or 3 years that garners the most votes of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote at the Annual Meeting will be approved on an advisory basis as the frequency of conducting future stockholder advisory votes on named executive officer compensation;

  (6)
  the approval of the amendment and restatement of our 2006 Stock Incentive Plan to increase the number of shares of common stock available for grant thereunder by 200,000 shares, from 655,721 shares to 855,721 shares, will be approved if a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote at the Annual Meeting are voted in favor of such approval; and

  (7)
  the ratification of the appointment of Haskell &White LLP as our independent registered accounting firm for 2013 will be approved if the number of votes cast in favor of ratification exceeds the number of votes cast against ratification.

        Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting and who will determine whether a quorum is present. The election inspectors will treat abstentions and broker non-votes (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) as shares that are present for purposes of determining the presence of a quorum. With regard to Proposal One, broker non-votes and votes marked "withheld" will not be counted towards the tabulations of votes cast on such proposal presented to the stockholders, will not have the effect of negative votes and will not affect the outcome of the election of the directors. With regard to Proposals Two, Three, Four, Five, Six and Seven, abstentions will be counted towards the tabulations of votes cast on such proposal presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes.

        If your shares are held by a bank or broker in street name, it is important that you cast your vote if you want it to count in the election of directors and other non-routine matters as determined by the New York Stock Exchange (the "NYSE"). Voting rules may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters. Accordingly, if your shares are held by a bank or broker in street name and you do not instruct your bank or broker how to vote in the election of directors or any other non-routine matters, no votes will be cast on your behalf.

Voting of Proxies

        When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted:

  (1)
  "for" the election of each Board nominee set forth in this proxy statement unless the authority to vote for such directors is withheld;

  (2)
  "for" the ratification of the terms and issuance of our Series B Stock, and the approval of the issuance of such number of shares of Common Stock issuable upon conversion of the Series B Stock, including shares issuable pursuant to the anti-dilution and redemption provisions of the Series B Stock, exceeding 19.99% of our outstanding Common Stock;

  (3)
  "for" the ratification of the terms and issuance of our Series C Stock, and the approval of the issuance of such number of shares of Common Stock issuable upon conversion of the Series C Stock and upon exercise of certain warrants issued to the purchasers of our Series C Stock, including shares issuable pursuant to the anti-dilution and dividend provisions of the Series C Stock, exceeding 19.99% of our outstanding Common Stock;

  (4)
  "for" the approval of the compensation of our named executive officers as disclosed in this proxy statement;

  (5)
  "for" conducting future stockholder advisory votes on the compensation of named executive officers every three years;

  (6)
  "for" the approval of the amendment and restatement of our 2006 Stock Incentive Plan to increase the number of shares of common stock available for grant thereunder by 200,000 shares, from 655,721 shares to 855,721 shares;

  (7)
  "for" the ratification of the Audit Committee's appointment of Haskell & White LLP as our independent registered accounting firm for 2013; and

  (8)
  at the discretion of your proxies on any other matter that may be properly brought before the meeting.

Voting Results

        Voting results will be announced at the Annual Meeting and published in a Current Report on Form 8-K that will be filed with the Securities and Exchange Commission within four business days after the Annual Meeting.

Householding of Proxy Materials

        We are sending only one annual report and proxy statement to certain street-name stockholders who share a single address, unless we received contrary instructions from any stockholder at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if you are residing at such an address and wish to receive a separate annual report on Form 10-K or proxy statement in the future, you may telephone our Corporate Secretary at (949) 753-0624 or write to him at CombiMatrix Corporation, 310 Goddard, Suite 150, Irvine, California 92618.

If you are receiving multiple copies of our annual report on Form 10-K and proxy statement, you may request householding by contacting the Corporate Secretary in the same manner.

Proxy Solicitation

        We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, by telephone, facsimile, Internet or other means, without additional compensation. We may retain a proxy solicitor to assist in the distribution of proxies and proxy solicitation materials, and in the solicitation of proxies. Generally, the fee for such services is approximately $15,000 plus expenses. If we do elect to retain a proxy solicitor, we will pay the proxy solicitor reasonable and customary fees. Except as described above, we do not presently intend to solicit proxies other than by mail.

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 27, 2013: The notice of annual meeting of stockholders, this proxy statement, and our annual report on Form 10-K for 2012 are available at http://investors.combimatrix.com/annuals.cfm.

 EXECUTIVE OFFICERS AND DIRECTORS

        Our executive officers and directors and their ages as of March 31, 2013, are as follows:

Name	Age	Position(s)
Mark McDonough*	44	President, Chief Executive Officer and Director
Scott R. Burell	48	Chief Financial Officer, Secretary and Treasurer
R. Judd Jessup*	65	Chairman of the Board
Richard D. Hockett, Jr., M.D.*	54	Chief Medical Officer and Director
Scott Gottlieb, M.D.*^+	40	Director
Wei Richard Ding*^+	43	Director
Jeremy M. Jones*+	71	Director

*
Nominee for election to Board

+
Member of the Audit Committee and Compensation Committee

^
Member of the Nominating and Governance Committee

        Mark McDonough has served as our President, Chief Executive Officer and a member of our Board since March 2013. From August 2012 to March 2013, Mr. McDonough served as our Chief Commercial Officer. Mr. McDonough has over 16 years of experience in diagnostic healthcare and life sciences. Prior to joining us, Mr. McDonough was Vice President of Sales and Service at Pathwork Diagnostics, a venture capital-backed molecular diagnostic company, from September 2008 to August 2012. From January 2002 to September 2007, Mr. McDonough held various positions at US LABS, a Pathology services company that eventually became a division of LabCorp, a public company, ultimately becoming Vice President of Sales. He also served in an executive capacity at Dianon, a division of Laboratory Corporation of America, from September 2007 to July 2008 and at Laboratory Corporation of America, a public laboratory services company, from July 2008 to September 2008. From May 2001 to January 2002, Mr. McDonough was a Sales executive with EMC Corporation, a data storage company, and from August 1997 to May 2001, he held various positions of increasing responsibility with Ventana Medical Systems, a capital equipment, cancer diagnostics company. Prior to entering the healthcare industry, Mr. McDonough was a ranking officer in the United States Navy for six years where he served as Navigator of the USS Fletcher (DD 992). Mr. McDonough received a Bachelor's Degree in Finance from Miami University-Ohio. We believe Mr. McDonough's qualifications to serve on our Board include his commercial expertise as an executive, his technical depth in microarray technology and cancer diagnostics, his strategic vision, and familiarity with senior executives in industry as well as with venture capitalists.

        R. Judd Jessup has served on our Board since August 2010, has served as Chairman of our Board since March 2013 and served as our President and Chief Executive Officer from August 2010 to March 2013. Mr. Jessup has over 35 years of experience in the healthcare and managed care industries. Most recently, he was Chief Executive Officer of US LABS, a national laboratory which provides cancer diagnostics and genetic testing services, from 2002 to 2005. He has extensive background in the managed care industry having served as President of the Health Plans Division for FHP International from 1994 to 1996 as well as President of TakeCare, Inc., a publicly traded HMO operating in California, Colorado, Illinois and Ohio until it was sold to FHP. Mr. Jessup currently serves on the board of directors of Corvel Corporation, a publicly traded company. He served on the board of directors of NovaMed, Inc., a publicly traded company, from November 1998 until May 2011. We believe Mr. Jessup's qualifications to serve on our Board include his significant executive experience with the strategic, financial, and operational requirements of large health care organizations, including serving as an audit committee chair.

        Scott R. Burell has served as our Chief Financial Officer, Secretary and Treasurer since November 2006. Previously, he served as our Vice President of Finance from November 2001 through November 2006, and as our Controller from February 2000 through November 2001. From May 1999 to February 2001, Mr. Burell served as the Controller for Network Commerce, Inc., a publicly traded technology and infrastructure company located in Seattle. Prior to May 1999, Mr. Burell spent 9 years with Arthur Andersen's Audit and Business Advisory practice in Seattle. Mr. Burell is a certified public accountant in the state of Washington (currently inactive) and holds B.S. degrees in Accounting and Business Finance from Central Washington University. Mr. Burell is a member of the American Institute and Washington Society of Certified Public Accountants.

        Richard D. Hockett, Jr., M.D. has served as our Chief Medical Officer since April 2012 and has served on our Board since March 2013. Prior to joining us, Dr. Hockett was the Chief Medical Officer from March 2009 to April 2012 at Affymetrix, Inc., a genomic analysis tools company, where his responsibilities included applied genomics, new technology development, and regulatory affairs. From November 2008 to March 2009, Dr. Hockett was an independent consultant for Affymetrix. From 1999 to November 2008, Dr. Hockett was a Medical Fellow II, Group Leader for Genomic Medicine at Eli Lilly and Company, a pharmaceutical company. Dr. Hockett started his career as an Academic Pathologist in the Department of Pathology at the University of Alabama at Birmingham, where he oversaw the Clinical Immunology and Molecular Diagnostic Laboratories. Dr. Hockett is a board certified Clinical Pathologist, received his M.D. degree from the University of Minnesota and did his residency in Clinical Pathology at Washington University, St. Louis. We believe Dr. Hocket's qualifications to serve on our Board include his laboratory experience, knowledge of genetic analysis and executive management experience in the medical technology field.

        Scott Gottlieb, M.D. has served on our Board since January 2009. Dr. Gottlieb is currently a Resident Fellow at the American Enterprise Institute. Dr. Gottlieb is also a Clinical Assistant Professor at the NYU School of Medicine. From 2005 until 2007, Dr. Gottlieb served at the Food and Drug Administration ("FDA") as Deputy Commissioner for Medical and Scientific Affairs and before that, from 2003 until 2004, as Senior Advisor for Medical Technology to the FDA Commissioner and as the FDA's Director of Medical Policy Development. He left the FDA in the Spring of 2004 to work on implementation of the new Medicare Drug Benefit as a Senior Adviser to the Administrator of Medicare and Medicaid Services, where he supported the agency's policy work on quality improvement and coverage and payment decision-making, particularly related to new medical technologies. Dr. Gottlieb currently serves on the board of directors of Molecular Insight Pharmaceuticals. We believe Dr. Gottlieb's qualifications to serve on our Board include his experience as a Wall Street analyst, practicing physician, and most importantly in senior roles in the U.S. government, including his former role as Deputy Commissioner of the U.S. Food and Drug Administration. CombiMatrix operates in business segments where regulation and regulatory strategy need to be considered and Dr. Gottlieb's insights are beneficial to us. Dr. Gottlieb completed his residency in internal medicine at the Mount Sinai Hospital in New York City and is a graduate of the Mount Sinai School of Medicine and of Wesleyan University in Connecticut.

        Wei Richard Ding has served on our Board since February 2012. He is the Chief Executive Officer and a member of the board of directors of bioTheranostics Inc., a San Diego-based developer of molecular diagnostic tests and laboratory. Mr. Ding has been bioTheranostics' CEO since September 2008 and was the Vice President, Strategy and Business Development of France-based bioMerieux, a global leader in the field of in vitro diagnostics from 2006 to 2008. Mr. Ding has also worked for Eli Lilly and Company, TenFold Corporation and Myriad Genetics, and is an active speaker and leader in the field of personalized medicine. We believe Mr. Ding's qualifications to serve on our Board include his detailed knowledge of the molecular diagnostics market. In addition, Mr. Ding's experience and expertise in operating an early stage diagnostics company will provide excellent insight to the Board.

        Jeremy M. Jones, has served on our Board since November 2012. He is the Chairman of On Assignment, Inc., a publicly traded professional staffing firm, where he has served as a director since May 1995. Mr. Jones has been an investor and business development consultant since February 1998. From 1987 to 1995, Mr. Jones was Chief Executive Officer and Chairman of the Board of Homedco Group, Inc., a home healthcare services company, which became publicly traded in 1991. Homedco merged into Apria Healthcare Group, Inc. in 1995 and from 1995 through January 1998, Mr. Jones was Chief Executive Officer and Chairman of the Board of Apria Healthcare Group, Inc., which also provided home healthcare services. Mr. Jones served as Chairman of the Board of Byram Healthcare Centers, a provider of retail medical supplies and wholesale medical and hospital equipment, from February 1999 until its sale in March of 2008. Mr. Jones was a director for Access Point Medical from May 2004 to December 2005. Mr. Jones was a director of US Labs, an esoteric oncology and hematopathology laboratory from November 2003 through February 2005. From July 2003 to January 2011, Mr. Jones served as Chairman of LifeCare Solutions, Inc., a provider of integrated home healthcare products and services. Mr. Jones holds a bachelor's degree in business administration from the University of Iowa. We believe Mr. Jones' qualifications to serve on our Board include his significant executive experience with the strategic, financial, and operational requirements of public health care organizations, including serving as Chairman for those organizations.

        Directors and officers are elected on an annual basis. The term of each director's service expires at our next annual meeting of stockholders and at such time as his or her successor is duly elected and qualified. Officers serve at the discretion of the Board.

        There are no family relationships between any of our director nominees or executive officers and any other of our director nominees or executive officers.

BOARD OF DIRECTORS

Overview

        Our Bylaws provide that the size of our Board is to be determined from time to time by resolution of the Board but shall consist of at least five and no more than nine members. Our Board has fixed the exact number of directors at seven. Our Board currently consists of six members, three of whom—Messrs. Gottlieb, Ding and Jones—our Board has determined to be independent under the rules of the NASDAQ Stock Market. We are not in compliance with NASDAQ Listing Rule 5605(b)(1), which requires that a majority of our Board be comprised of independent directors. We have been given a cure period, in order to regain compliance, until no later than September 11, 2013. Mr. Jessup serves as Chairman of the Board, and we believe that separation of the Chairman and Chief Executive Officer roles supports the independent nature of our Board. At each annual meeting of stockholders, members of our Board are elected to serve until the next annual meeting and until their successors are duly elected and qualified. If the nominees named in this proxy statement are elected, the Board will consist of six persons and there will be one vacancy on the Board.

        In connection with its investment in us in April 2011, HLM Venture Partners III, LP ("HLM") was given the right to require the Board to, consistent with its fiduciary duties, fill one vacancy on the Board with a director designated by HLM who is not an affiliate of HLM and who has industry experience relevant to our business and fill one vacancy on the Board with a director designated by HLM who is an affiliate of HLM. HLM has waived the requirement to maintain vacancies on our Board for this purpose, but such waiver is revocable by HLM at any time upon 45 days' prior written notice to us.

        The Board has nominated Mark McDonough, R. Judd Jessup, Richard D. Hockett, Jr., M.D., Scott Gottlieb, M.D., Wei Richard Ding and Jeremy M. Jones for election at the annual meeting based on the recommendation of our Nominating and Governance Committee. The nominees have agreed to serve if elected, and management has no reason to believe that the nominees will be unavailable for service. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting or any adjournment or postponement thereof, the proxies will be voted for such other nominees as may be designated by the present Board.

        We are subject to a number of technological, regulatory, product, legal and other types of risks. The Board and its constituent committees are responsible for overseeing these risks, and we employ a number of procedures to help them carry out that duty. For example, Board members regularly consult with executive management about pending issues and expected challenges, and at each Board meeting directors receive updates from, and have an opportunity to interview and ask questions of, key personnel and management. Furthermore, because our Chief Executive Officer serves as a member of our Board, we believe that the Board has a direct channel and better access to insights into our performance, business and challenges.

Committees of the Board of Directors

        The Board has established an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Each committee operates pursuant to a charter that may be viewed on our website at www.combimatrix.com. The inclusion of our web site address in this proxy statement does not include or incorporate by reference the information on our web site into this proxy statement.

        Audit Committee.    Our Audit Committee oversees our accounting and financial reporting processes and is responsible for (i) retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm, (ii) approving the services performed by our independent registered public accounting firm and (iii) for reviewing and evaluating our accounting principles, financial reporting practices, and system of internal accounting controls.

The Audit Committee is also responsible for maintaining communication between the Board and our independent registered public accounting firm, and has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, all related person transactions are reviewed and approved by the Audit Committee.

        Our Audit Committee consists of Messrs. Ding (the committee's Chairman), Jones and Gottlieb. The Board has determined that all members of our Audit Committee are independent under the listing standards of the NASDAQ Stock Market and the rules of the Securities and Exchange Commission, and that Mr. Jones qualifies as an "audit committee financial expert," as defined by the rules of the Securities and Exchange Commission.

        Compensation Committee.    Our Compensation Committee assists our Board in determining the compensation of our executive officers and directors. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending each executive officer's compensation to the Board. The Compensation Committee also administers our 2006 Stock Incentive Plan, as amended. The Compensation Committee may form and delegate any of its responsibilities to subcommittees when appropriate.

        Our Compensation Committee consists of Messrs. Jones (the committee's Chairman), Ding and Gottlieb. The Board has determined that all members of our Compensation Committee are independent under the listing standards of the NASDAQ Stock Market.

        Nominating and Governance Committee.    Our Nominating and Governance Committee assists our Board by identifying and recommending individuals qualified to become members of our Board (subject to legal rights, if any, of third parties to nominate or appoint directors), and establishing, evaluating and overseeing our corporate governance processes and guidelines.

        Our Nominating and Governance Committee consists of Messrs. Gottlieb (the committee's Chairman) and Ding. The Board has determined that all members of our Nominating and Governance Committee are independent under the listing standards of the NASDAQ Stock Market.

        The Nominating and Governance Committee will consider candidates recommended by stockholders. To recommend director candidates, stockholders should submit their suggestions in writing to the Corporate Secretary, providing the proposed nominee's name, biographical data and other information about the proposed nominee and the nominating stockholder(s) as required by our Bylaws, together with a consent from the proposed nominee to serve on the Board if nominated and elected.

        There are no specific minimum qualifications that the Nominating and Governance Committee requires to be met by a director nominee recommended for a position on the Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the rules and regulations applicable to us. The Nominating and Governance Committee considers a potential candidate's experience, areas of expertise, and other factors relative to the overall composition of the Board, including the following characteristics:

  •
  broad experience in business, finance or administration;

  •
  the independence requirements imposed by the Securities and Exchange Commission and the NASDAQ Stock Market; and

  •
  a background that provides a portfolio of experience and knowledge relevant to our industry.

        The Nominating and Governance Committee has the following policy with regard to the consideration of any director candidates recommended by security holders for the 2014 annual meeting of stockholders (subject to legal rights, if any, of third parties to nominate or appoint directors):

  •
  A stockholder wishing to nominate a candidate for election to the Board at the next annual meeting is required to give written notice addressed to CombiMatrix Corporation, 310 Goddard, Suite 150, Irvine, CA 92618, Attn: Corporate Secretary, of his or her intention to make such a nomination. The notice of nomination must be received by the Corporate Secretary at this address within the timeframe required by our Bylaws, in order to be considered for nomination at the next annual meeting.

  •
  The notice of nomination should include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under NASDAQ Stock Market's Listing Qualifications or, alternatively, a statement that the recommended candidate would not be so barred. The notice of nomination also must include the nominee's name, age, business address, residence address, principal occupation or employment, and any other information required by Section 2.10 of our Bylaws or by applicable laws or regulations. A nomination that does not comply with these requirements will not be considered.

        The Nominating and Governance Committee also considers director candidates that are suggested by its members, the Board or management. The Nominating and Governance Committee may, in the future, retain a third-party executive search firm to identify candidates on terms and conditions acceptable to the Nominating and Governance Committee, in its sole discretion. The process used by the Nominating and Governance Committee for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves (with or without the assistance of a retained search firm) compiling names of potentially eligible candidates, conducting background and reference checks, conducting interviews with the candidate and others (as schedules permit), meeting to consider and approve the final candidates and, as appropriate, preparing and presenting to the full Board an analysis with regard to particular recommended candidates. The Nominating and Governance Committee endeavors to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, are expected to serve the long-term interest of our stockholders and contribute to our overall corporate goals. Candidates proposed by stockholders will be evaluated by the Nominating and Governance Committee using the same criteria as for all other candidates. The Nominating and Governance Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating and Governance Committee believe that it is essential that the Board members represent diverse viewpoints.

        In connection with HLM's investment in us in April 2011, we agreed that, for so long as HLM and its affiliates beneficially own not less than 5% of our outstanding shares of common stock (not counting the shares underlying HLM's warrants), a reasonably acceptable designee of HLM shall be appointed to our Board and Compensation Committee. In addition, for so long as HLM and its affiliates beneficially own not less than 14% of our outstanding shares of common stock (not counting the shares underlying HLM's warrants), at HLM's request, a reasonably acceptable individual designated by HLM, who is independent of HLM and us, shall be appointed to the Board. We also agreed that for so long as HLM and its affiliates beneficially own not less than 25% of the shares of common stock issued to HLM in the private placement (treating the shares underlying HLM's warrants as if issued), at the request of HLM, the Board shall appoint one Board member designated by HLM to such committees of the Board as HLM shall request, if such designation is permitted under applicable Securities and Exchange Commission and stock exchange rules. HLM has waived the requirement to maintain vacancies on our Board for this purpose, but such waiver is revocable by HLM at any time upon 45 days' prior written notice to us.

 Number of Meetings

        The Board held a total of 11 meetings during 2012. Our Audit Committee, Compensation Committee and Nominating Committee held five, two and two meetings, respectively, during 2012. Each incumbent director attended 75% or more of the aggregate of (i) the total number Board meetings (during the period that he served) and (ii) the total number of Board committee meetings (during the periods that he served), except that Mr. Ding attended 67% of the Board meetings and 0% of the Audit Committee and Compensation Committee meetings due to scheduling conflicts with his executive position at bioTheranostics, Inc., but received information regarding the meetings and provided his input through subsequent Board of Director meetings as well as communications with management.

Board Member Attendance at Annual Stockholder Meetings

        Although we do not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these annual meetings absent extenuating circumstances. All of our directors who served in 2012 except Mr. Gottlieb attended our annual meeting of stockholders in 2012.

Director Compensation

        Directors who are also our employees receive no separate compensation from us for their service as members of the Board. Non-employee directors automatically receive a non-discretionary initial grant of options to purchase 2,000 shares of our common stock upon joining the Board. On the first business day of each calendar year, each non-employee Board member then in office is automatically granted additional options to purchase 2,000 shares of our common stock, provided such individual has served as a non-employee Board member for at least six (6) months. All such grants are granted at an exercise price equal to the closing market price on the date of grant. Options granted beginning in 2012 vest in four equal annual installments over a 48-month period measured from the grant date. Options granted prior to 2012 vest quarterly over a twelve-month period.

        Non-employee directors receive compensation in the amount of $1,500 per month for their service as members of the Board. The Chairman of the Board receives compensation in the amount of $2,000 per month for service as Chairman of the Board. During 2011, non-employee directors received $1,000 for each meeting of the Board attended in person, $1,000 for each meeting attended by telephone that was longer than one hour in length, and $500 for each meeting attended by telephone if the meeting was one hour or less in length. Directors are also reimbursed for expenses incurred in connection with attendance at meetings of the Board and committees of the Board and in connection with the performance of Board duties.

 Director Compensation Table

        The following table summarizes the compensation of our directors who served during 2012 and who are not listed as named executive officers.

Name	Fees Earned or Paid In Cash ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)	Outstanding And Unexercised Options to Purchase Common Stock (#)(2)
Mark McGowan	32,000	21,374	—	53,374	7,500
John H. Abeles, M.D.	10,000	21,374	—	31,374	—
F. Rigdon Currie	9,500	21,374	—	30,874	—
Scott Gottlieb, M.D.	25,500	21,374	—	46,874	6,500
Amit Kumar, Ph.D.	11,000	21,374	—	32,374	—
Martin Felsenthal	26,000	21,374	—	47,374	2,500
Wei Richard Ding	19,500	17,810	—	37,310	500
Joseph M. Limber	13,500	17,810	—	31,310	—
Jeremy Jones	3,500	2,814	—	6,014	—

(1)
Amounts shown do not reflect cash compensation actually received by the directors. Instead, the amounts shown are the non-cash aggregate grant date fair values of option awards made during 2012 as determined pursuant to ASC Topic 718 and excludes the effect of forfeiture assumptions. The assumptions used to calculate the fair value of option awards are set forth under Note 2 to the Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission ("SEC") on March 25, 2013.

(2)
Amounts shown reflect option awards vested as of May 31, 2013.

Codes of Business Conduct and Ethics

        We have adopted a corporate Code of Business Conduct and Ethics, which may be viewed on our website at www.combimatrix.com. The Code of Business Conduct and Ethics applies to all our officers, directors and employees, including our principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions. If we effect an amendment to, or waiver from, a provision of our code of ethics, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on the website above or via a current report on Form 8-K. The inclusion of our web site address in this proxy statement does not include or incorporate by reference the information on our web site into this proxy statement.

Stockholder Communications with Directors

        Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to the Board, or to an individual member or committee as follows: c/o CombiMatrix Corporation, Attention: Corporate Secretary, 310 Goddard, Suite 150, Irvine, California 92618. All communications will be relayed to that addressee. From time to time, the Board may change the process through which stockholders communicate with the Board or its members or committees. There were no changes in this process in 2012. Please refer to our website at www.combimatrix.com for any future changes in this process. The Board or the particular director or committee of the Board to which a communication is addressed will, if it deems appropriate, promptly refer the matter either to management or to the full Board depending on the nature of the communication. The inclusion of our web site address in this proxy statement does not include or incorporate by reference the information on our web site into this proxy statement.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following Summary Compensation Table sets forth certain information regarding the compensation, for services rendered in all capacities to us during 2012 and 2011, of our current principal executive officer, our two other most highly compensated executive officers at the end of 2012, and a former executive officer (together, the "named executive officers"). We do not have any other executive officers.

Names and Principal Position	Year	Salary ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
R. Judd Jessup(3)	2012	421,615	—	—	—	421,615
Former President and Chief Executive	2011	420,000	—	—	—	420,000
Officer
Scott R. Burell	2012	236,190	—	8,905	9,500	254,595
Chief Financial Officer, Secretary and	2011	213,818	—	78,000	33,188	325,006
Treasurer
Mark McDonough(4)	2012	82,211	—	94,885	4,641	181,737
President and Chief Executive Officer;	2011	—	—	—	—	—
Former Chief Commercial Officer
Richard D. Hockett, Jr., MD(5)	2012	238,829	—	57,450	198,102	494,381
Chief Medical Officer	2011	—	—	—	—	—

(1)
Amounts shown do not reflect cash compensation actually received by the named executive officer. Instead, the amounts shown are the non-cash aggregate grant date fair values of option awards made during the periods presented as determined pursuant to ASC Topic 718 and excludes the effect of forfeiture assumptions. The assumptions used to calculate the fair value of option awards are set forth under Note 2 to the Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2012 filed with the SEC on March 25, 2013.

(2)
Mr. Burell's Other Compensation is for travel-related commuting and relocation costs from Washington state to Irvine, California. Dr. Hockett's Other Compensation includes a $100,000 bonus and $98,102 in commuting costs. Mr. McDonough's Other Compensation in 2012 is for commuting costs.

(3)
Mr. Jessup resigned as President and Chief Executive Officer effective March 15, 2013.

(4)
Mr. McDonough joined us as Chief Commercial Officer on August 23, 2012 and was appointed President Chief Executive Officer effective March 15, 2013.

(5)
Dr. Hockett was appointed Chief Medical Officer effective May 1, 2012.

        The objective of our executive compensation program is to attract, motivate and retain talented executives with related technical and business expertise in the competitive diagnostic laboratory market have a demonstrated ability to effectively grow revenue and control costs. We hope to retain our executives over the long term to provide continuity from year-to-year. Consequently, we have chosen to compensate our executives with a salary and, in some cases, with option awards in order to align the executive's interests with corporate success. In addition, beginning in 2012, our executive option awards are generally granted with a four year vesting schedule in order to incentivize our executives to continue to invest their time and energy to ensure our collective success over a longer term.

        In determining the total amount and mixture of the compensation for each of our named executive officers, our Compensation Committee subjectively evaluates each named executive in light of numerous factors including title and role, individual performance (including past and expected future contribution to our business objectives) and our long-term business needs and goals (including the need to attract and retain key management personnel). Our Compensation Committee reviews the performance of each named executive officer annually and determines whether the named executive officer should receive an increase in base salary or receive a stock option award based on such evaluation. In 2012, we chose not to increase Mr. Jessup's salary (other than in a nominal amount) due to our focus on expense control. We increased Mr. Burell's salary to compensate him for additional responsibilities carried out during the year. Mr. Hockett's compensation was determined as part of recruiting him to join us. The compensation reflected in the table above for Mr. McDonough was for his services as Chief Commercial Officer. In March 2013, we increased Mr. McDonough's salary in connection with his new role as our President and Chief Executive Officer, and also offered him a bonus payable upon achieving break-even earnings. We also granted a performance stock option to Mr. McDonough in order to greater incentivize achieving break-even earnings.

Severance and Change in Control

        We provide certain severance benefits such that if an executive officer of CombiMatrix is terminated for other than cause, death or disability, the executive will receive payments equal to three months' base salary plus medical and dental benefits.

        Our Board of Directors adopted a Restated Executive Change of Control Severance Plan (the "Severance Plan") that affects certain of our senior management-level employees who are classified as "Section 16 Officers" of the Company. Pursuant to the Severance Plan, if a participating employee is involuntarily terminated (other than for death, disability or for cause) or resigns for "good reason" (as defined in the Severance Plan) during the two-year period following a "change of control" (as defined in the Severance Plan), then, subject to execution of a release of claims against us, the employee will be entitled to receive: (i) a cash severance payment equal to one-half times annual base salary, in the case of other participating employees; (ii) immediate vesting of outstanding compensatory equity awards; and (iii) payment of COBRA premiums for the participating employee and eligible dependents for a pre-determined period of time. Payment of benefits under the Severance Plan will be limited by provisions contained in Section 409A of the U.S. Internal Revenue Code, as amended (the "Code"). The Severance Plan is administered by a plan administrator, which initially is the Compensation Committee of the Board of Directors. In order to participate in the Severance Plan, an eligible employee must waive any prior retention or severance agreements.

2006 Stock Incentive Plan

        Our 2006 Stock Incentive Plan, as amended, provides for the grant of incentive or non-statutory stock options to our employees, directors and consultants. As of December 31, 2012, options to purchase 161,933 shares of common stock were issued and outstanding, and options to purchase 434,332 shares remained available for grant, under the 2006 Stock Incentive Plan. As of September 30, 2012, the Board reduced the shares of common stock available for grant under the 2006 Stock Incentive Plan by 300,000 shares for the purpose of facilitating an equity financing. As further described in Proposal No. 6 of this proxy statement, the Board has approved the amendment and restatement of the 2006 Stock Incentive Plan which would increase the number of shares of common stock available for grant thereunder by 200,000 shares, from 655,721 shares to 855,721 shares, and is seeking stockholder approval of the same.

        The 2006 Stock Incentive Plan is administered by our Compensation Committee. Subject to the provisions of the 2006 Stock Incentive Plan, the Compensation Committee determines who will receive the options, the number of options granted, the manner of exercise and the exercise price of the options.

The term of incentive stock options granted under the 2006 Stock Incentive Plan may not exceed ten years, or five years for options granted to an optionee owning more than 10% of our voting stock. The exercise price of any stock option granted under the 2006 Stock Incentive Plan must be equal to or greater than the fair market value of the shares of our common stock on the date the option is granted. However, an incentive stock option granted to an optionee owning more than 10% of our voting stock must have an exercise price equal to or greater than 110% of the fair market value of our common stock on the date the option is granted.

Outstanding Equity Awards at Fiscal Year-End 2012

        The following table sets forth information concerning the outstanding equity awards as of December 31, 2012 granted to the named executive officers.

									Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested($)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that Have Not Vested ($)
				Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)
								Market Value of Shares or Units of Stock that Have Not Vested ($)
							Number of Shares or Units of Stock that Have Not Vested (#)
	Number of Securities Underlying Unexercised Options (#)
					Options Exercise Price ($)	Option Expiration Date
Name	Exercisable		Unexercisable
R. Judd Jessup	23,333	(2)	16,666	—	27.40	8/11/2020	—	—	—	—
Scott R. Burell	6,000	(3)	—	—	46.10	9/17/2017	—	—	—	—
	6,249	(4)	—	—	105.00	7/21/2018	—	—	—	—
	2,749	(5)	—	—	76.50	5/11/2019	—	—	—	—
	1,249	(6)	1,750	—	26.00	4/08/2021	—	—	—	—
	—		1,000		15.50	2/28/2022
Richard D. Hockett, Jr., M.D.		(7)	10,000		10.00	5/1/2022	—	—	—	—
Mark McDonough		(8)	10,350		6.14	12/20/2022	—	—	—	—
		(9)	12,850		4.50	10/19/2022	—	—	—	—

(1)
All awards were granted under the 2006 Stock Incentive Plan. The options were granted at an exercise price equal to the closing price of our common stock on the date of grant and have a term of ten years.

(2)
These options were granted on August 11, 2010. One-fourth vest on the one-year anniversary of grant and the remaining vest monthly thereafter over a three-year period.

(3)
These options were granted on September 17, 2007 and vest quarterly over a three-year period.

(4)
These options were granted on July 21, 2008 and vest quarterly over a three-year period.

(5)
These options were granted on May 11, 2009 and vest quarterly over a three-year period.

(6)
These options were granted on April 8, 2011. One-fourth vest on the one-year anniversary of grant and the remaining vest monthly thereafter over a three-year period.

(7)
These options were granted on May 1, 2012 and vest in four equal annual installments over a 48-month period measured from the grant date.

(8)
These options were granted on December 20, 2012 and vest in four equal annual installments over a 48-month period measured from the vesting commencement date of August 20, 2012.

(9)
These options were granted on October 19, 2012 and vest in four equal annual installments over a 48-month period measured from the vesting commencement date of August 20, 2012.

 Securities Authorized for Issuance Under Equity Compensation Plans

        The following table sets forth information as of December 31, 2012 relating to all of our equity compensation plans:

Plan Category	(a) Number of shares to be issued upon exercise of outstanding options	(b) Weighted- average exercise price of outstanding options	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(2)
Equity compensation plan approved by stockholders(1)	161,933	$35.36	434,332
Equity compensation plans not approved by stockholders	—	—	—

TOTAL	161,933	$35.36	434,332

(1)
Consists of our 2006 Stock Incentive Plan as amended. As further described in Proposal No. 6 of this proxy statement, as of September 30, 2012, the Board reduced the shares of common stock available for grant under the 2006 Stock Incentive Plan by 300,000 for the purpose of facilitating an equity financing. As further described in Proposal No. 6 of this proxy statement, the Board has approved the amendment and restatement of the 2006 Stock Incentive Plan to increase the number of shares of common stock available for grant thereunder by 200,000 shares, from 655,721 shares to 855,721 shares, and is seeking stockholder approval of the same.

(2)
Consists of shares available for future issuance under our 2006 Stock Incentive Plan, as of December 31, 2012. As further described in Proposal No. 6 of this proxy statement, as of September 30, 2012, the Board reduced the shares of common stock available for grant under the 2006 Stock Incentive Plan by 300,000 for the purpose of facilitating an equity financing. As further described in Proposal No. 6 of this proxy statement, the Board has approved the amendment and restatement of the 2006 Stock Incentive Plan to increase the number of shares of common stock available for grant thereunder by 200,000 shares, from 655,721 shares to 855,721 shares, and is seeking stockholder approval of the same. The number of shares of common stock reserved under our 2006 Stock Incentive Plan will automatically be increased on the first trading day of each year, in an amount equal to 3% of the number of shares of our common stock outstanding on the last trading day of the preceding year. On January 2, 2013, the additional reserve for our 2006 Stock Incentive Plan was automatically increased by 45,334 shares.

Compliance with Code Section 162(m)

        Section 162(m) of the Code ("Section 162(m)") generally disallows a tax deduction to a publicly traded company for compensation in excess of $1 million paid to each of that company's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. In the year ended December 31, 2012, none of our executive officers received compensation in excess of $1 million.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows information regarding the beneficial ownership of our common stock as of March 31, 2013 by (a) each stockholder, or group of affiliated stockholders, that we know owns more than 5% of our outstanding common stock; (b) each of our named executive officers; (c) each of our directors; and (d) all of our current directors and executive officers as a group. The table is based upon information supplied by directors, executive officers and principal stockholders, and Schedules 13D and 13G filed with the Securities and Exchange Commission.

        Percentage ownership in the table below is based on 3,088,030 shares of common stock outstanding as of March 31, 2013. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to the securities held. Any securities not outstanding but which are subject to options or warrants exercisable within 60 days of March 31, 2013 are deemed outstanding and beneficially owned for the purpose of computing the percentage of outstanding common stock beneficially owned by the stockholder holding such options or warrants, but are not deemed outstanding for the purpose of computing the percentage of common stock beneficially owned by any other stockholder.

        Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned. The address for each director or named executive officer is c/o CombiMatrix Corporation, 310 Goddard, Suite 150, Irvine, California 92618.

Name of Beneficial Owner	No. of Shares Beneficially Owned	Percentage
Officers and Directors
Mark McDonough	—	—
R. Judd Jessup(1)	46,991	1.51%
Scott R. Burell(2)	18,109	*
Scott Gottlieb, M.D.(3)	6,700	*
Wei Richard Ding(4)	500	*
Jeremy M. Jones	—	—
Richard D. Hockett Jr., MD(5)	2,500	*
All current directors and executive officers as a group (7 persons)	74,800	2.38%
5% Stockholders Not Listed Above
HLM Venture Partners III, L.P.(6)	229,914	7.28%

*
Less than 1.0%.

(1)
Includes 13,679 shares of common stock. Also includes options to purchase 27,499 shares of common stock and warrants to purchase 5,813 shares of common stock that were exercisable within 60 days of March 31, 2013. Shares and warrants are held by the R. Judd & Charlene L. Jessup Trust.

(2)
Includes 912 shares of common stock. Also includes options to purchase 16,809 shares of common stock and warrants to purchase 388 shares of common stock that were exercisable within 60 days of March 31, 2013.

(3)
Includes 200 shares of common stock and options to purchase 6,500 shares of common stock that were exercisable within 60 days of March 31, 2013.

(4)
Includes options to purchase 500 shares of common stock that were exercisable within 60 days of March 31, 2013.

(5)
Includes options to purchase 2,500 shares of common stock that were exercisable within 60 days of March 31, 2013

(6)
Includes 159,589 shares of common stock are held by HLM Venture Partners III, LP as well as options to purchase 2,500 shares of common stock and warrants to purchase 67,825 shares of common stock that were exercisable within 60 days of March 31, 2013. The reported mailing address of HLM Venture Partners III, LP is 222 Berkeley Street, 21st Floor, Boston, Massachusetts 02116. Information based upon investor filings with the SEC.

CERTAIN TRANSACTIONS

        Since January 1, 2012, there has not been, nor has there been proposed, any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than as described above under the heading "Executive Compensation" and other than the transactions described below. Each of the transactions described below was reviewed and approved or ratified by our Audit Committee.

        On March 22, 2012, we entered into an offer letter with our Chief Medical Officer, Richard D. Hockett, Jr., M.D., the terms of which provide that Dr. Hockett will receive an annual base salary of $350,000 and a sign-on bonus of $100,000. In the event Dr. Hockett terminates his employment within twelve months following his date of hire, he will return the entire $100,000 to us and in the event he terminates his employment between twelve and twenty-four months from his date of hire, he will return $50,000 to us. The offer letter also provides that Dr. Hockett would receive a stock option grant for 10,000 (post-split) shares of common stock which will vest 25% on each anniversary of the grant date over a four year period; he will be eligible to participate in the 2012 Executive Bonus Plan, should we adopt one; and we will pay to move his household goods from Indiana to California, reimburse him for the realtor commission on the sale of his house in Indiana, provide him a one bedroom apartment for up to six months in Irvine, California until his family joins him in Southern California and reimburse him for two house-hunting trips for his spouse, all of which will be grossed up to negate any applicable tax consequences. Dr. Hockett also is eligible to participate in our Severance Plan.

        On March 29, 2013, our Compensation Committee approved a new compensation arrangement for Mr. McDonough in connection with his new role as President and Chief Executive Officer. Under the new compensation arrangement, Mr. McDonough will receive an annual base salary of $260,000, less all applicable withholding taxes and payable in accordance with our standard payroll practices and policies. Mr. McDonough also will be entitled to receive a one-time cash bonus payment of $10,000 when and if we achieve "break-even" for one fiscal quarter within eighteen months following March 29, 2013 (the "Effective Date"), as measured by our consolidated earnings prior to any reduction in respect of interest, taxes, depreciation and amortization determined in accordance with generally accepted accounting principles by our independent accountants ("Break-Even EBITDA"), less all applicable withholding taxes and payable in accordance with our standard payroll practices and policies, which bonus will be paid to Mr. McDonough within 30 days after the end of the fiscal quarter in which we achieve such Break-Even EBITDA, provided that Mr. McDonough shall have been providing continuous service to us through the end of such fiscal quarter. Mr. McDonough will maintain the 2013 performance-based cash bonus plan (related to our revenues) from his previous compensation package as Chief Commercial Officer.

In addition, on the Effective Date, Mr. McDonough was granted an incentive stock option under our 2006 Stock Incentive Plan (the "Plan") to purchase up to 73,450 shares of our Common Stock, with an exercise price equal to the closing sales price of our Common Stock on the NASDAQ Stock Market as of the Effective Date. The option has a maximum term of 10 years measured from the Effective Date, subject to earlier termination pursuant to the provisions of the Plan and related agreements, and will vest in four successive equal annual installments as Mr. McDonough completes each of four years of continuous service measured from March 29, 2013. The option is exercisable for vested shares only and is subject to all other terms and conditions of the Plan. Mr. McDonough also was granted, on the Effective Date, a performance-based incentive stock option under the Plan to purchase up to 58,760 shares of our Common Stock, with an exercise price equal to the closing sales price of our Common Stock on the NASDAQ Stock Market as of the Effective Date. The performance based option has a maximum term of 10 years measured from the Effective Date, subject to earlier termination pursuant to the provisions of the Plan and related agreements, and will vest in full when, and if, we achieve Break-Even EBITDA for one fiscal quarter within eighteen months following the Effective Date. If this target is not achieved within eighteen months following the Effective Date, the performance based option will expire. The performance based option is exercisable for vested shares only and is subject to all other terms and conditions of the Plan. Mr. McDonough also will maintain the relocation reimbursement and healthcare plan from his previous compensation package as Chief Commercial Officer and this relocation offer will remain in effect for two years from the Effective Date, provided that he continues to provide service to us during such time.

        On April 29, 2013, our Compensation Committee granted performance-based stock options (the "Performance Based Options") under the Plan to our President and Chief Executive Officer, Mark McDonough, our Chief Financial Officer, Scott Burell, and our Chief Medical Officer, Richard Hockett, Jr., MD, each with an exercise price of $3.23, which was the closing sales price of our Common Stock on the Nasdaq Stock Market on the date of grant. Mr. McDonough was granted a Performance Based Option to purchase 29,771 shares of our Common Stock, Mr. Burell was granted a Performance Based Option to purchase 44,265 shares of our Common Stock and Dr. Hockett was granted a Performance Based Option to purchase 44,265 shares of our Common Stock. The Performance Based Options have a maximum term of 10 years measured from the date of grant, subject to earlier termination pursuant to the provisions of the Plan and related agreements, and will vest in full when, and if, we achieve Break-Even EBITDA for one fiscal quarter within eighteen months following March 15, 2013. If this target is not achieved within eighteen months following March 15, 2013, the Performance Based Options will expire. The Performance Based Options are exercisable for vested shares only and are subject to all other terms and conditions of the Plan.

        Future transactions with our officers, directors or greater than five percent stockholders will be on terms no less favorable to us than could be obtained from independent third parties, and all such transactions will be reviewed and subject to approval by members of our Audit Committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors, officers, and persons that own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10 percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely upon our review of the copies of such forms received by us during the year ended December 31, 2012, we believe that each person who, at any time during such year, was a director, officer, or beneficial owner of more than 10% of our common stock met the filing requirements during such year.

 PRINCIPAL ACCOUNTANTS

Change in Certifying Accountant

        Effective as of August 23, 2011 (the "Notice Date"), we dismissed Peterson Sullivan LLP ("Peterson") as our principal independent registered public accounting firm. The dismissal was approved by the Audit Committee. Peterson's report on the Company's consolidated financial statements for the years ended December 31, 2010 and December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Peterson's report for the year ended December 31, 2010 included a statement regarding uncertainty about the Company's ability to continue as a going concern. During the two year period ended December 31, 2010, and for the period from January 1, 2011 through the Notice Date, there were no disagreements between the Company and Peterson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Peterson's satisfaction, would have caused Peterson to make reference to the subject matter of such disagreements in connection with the issuance of its report on the Company's financial statements. During the two year period ended December 31, 2010, and for the period from January 1, 2011 through the Notice Date, Peterson did not advise the Company that any "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission) occurred during such periods.

        On August 23, 2011, we engaged Haskell & White LLP ("H&W") and appointed H&W as our new principal independent registered public accounting firm to audit the Company's financial statements. During the two year period ended December 31, 2010, and for the period from January 1, 2011 until the engagement of H&W, neither the Company, nor anyone on its behalf, consulted H&W on any matters described in Item 304(a)(2) of Regulation S-K promulgated by the Securities and Exchange Commission. There have been no disagreements between us and H&W since engagement. H&W is located at 8001 Irvine Center Drive, Suite 300, Irvine, California 92618.

Principal Accountant Fees and Services

  Audit and Audit-Related Fees

        Fees for audit and audit-related services by our accounting firms for the years ended December 31, 2012 and 2011 were as follows:

	2012	2011
Audit fees—H&W	$ 89,000	$67,916
Audit related fees—H&W	19,232	—

Total audit and audit related fees	$108,232	$67,916

  Tax Fees; All Other Fees

        We were not billed for any tax fees or for any other fees from our principal accountants in 2012 or 2011.

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.

All audit and non-audit services performed by our independent accountants have been pre-approved by our Audit Committee to assure that such services do not impair the auditors' independence from us.

Determination of Independence

        There were no fees billed by H&W for non-audit services.

Attendance at Annual Meeting

        Representatives from H&W are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

 REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, as well as the matters required to be discussed by Auditing Standard No. 16 as adopted by the Public Company Accounting Oversight Board. The Audit Committee also has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and has discussed with the independent accountant the accountant's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the year ended December 31, 2012.

Respectfully submitted,
AUDIT COMMITTEE
Jeremy Jones, Chairman Scott Gottlieb, M.D. Wei Richard Ding

PROPOSALS

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Overview

        There are currently six members of our Board. The terms of all of our directors are scheduled to expire at the 2013 Annual Meeting of Stockholders, at which time all six of the incumbents will stand for re-election.

Nominees

        Upon the recommendation of our Nominating and Governance Committee, the Board has nominated the following individuals to serve until the 2014 annual meeting of stockholders and until their respective successors are duly elected and qualified:

  Mark McDonough
  R. Judd Jessup
  Richard D. Hockett, Jr., M.D.
  Scott Gottlieb
  Wei Richard Ding
  Jeremy M. Jones

Vote Required

        A plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees. The six nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be the elected as our directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Recommendation

        The Board recommends that stockholders vote FOR the election of each of the above-listed nominees.

Unless marked otherwise, proxies received will be voted FOR the election of each of these director nominees.

PROPOSAL NO. 2—TO RATIFY THE TERMS AND ISSUANCE OF OUR SERIES B STOCK, AND TO APPROVE THE ISSUANCE OF SUCH NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THE SERIES B STOCK, INCLUDING SHARES ISSUABLE PURSUANT TO THE ANTI-DILUTION AND REDEMPTION PROVISIONS OF THE SERIES B STOCK, EXCEEDING 19.99% OF OUR OUTSTANDING COMMON STOCK

Overview

        On March 19, 2013, we and an existing institutional investor (the "Investor") entered into a securities purchase agreement (the "Purchase Agreement"), pursuant to which the Company sold an aggregate of up to 130,000 shares (the "Common Shares") of Common Stock (the "Common Stock") at a price of $3.05 per share, an aggregate of up to 1,610.40 shares of Series B 6% Convertible Preferred Stock (the "Series B Stock") and warrants to purchase up to an aggregate of 275,000 shares of Common Stock at an exercise price of $3.49 per share (the "Warrants"). The Series B Stock and Warrants were sold in multiples of fixed combinations, with each fixed combination consisting of one share of Series B Stock and a Warrant to purchase 170.765027 shares of Common Stock. Each fixed combination of Series B Stock and Warrants was sold at a price of $1,000. The Series B Stock is convertible into an aggregate of 528,000 shares of Common Stock at an initial conversion price of $3.05 per share. The Series B Stock is not convertible into greater than 19.99% (when aggregated with the Common Shares) of our outstanding Common Stock unless stockholder approval is obtained. The closing under the Purchase Agreement occurred on March 20, 2013. The sale and issuance of the Common Shares, Series B Stock and the Warrants are collectively referred to herein as the "Series B Financing".

Reasons for the Series B Financing

        Our Board of Directors determined that the Series B Financing was advisable and in our best interest and in the best interest of our stockholders. We entered into the Series B Financing in order to raise funds necessary for general working capital purposes.

Description of Series B Stock

        Pursuant to the Certificate of Designation of Preferences, Rights and Limitations of Series B 6% Convertible Preferred Stock we filed with the Delaware Secretary of State on March 19, 2013 (the "Certificate of Designation"), the Series B Stock is non-voting (except to the extent required by law and except for certain consent rights relating to amending the certificate of incorporation or bylaws, and the like), but ranks senior to the Common Stock with respect to dividends and with respect to distributions upon our deemed dissolution, liquidation or winding-up. Each share of Series B Stock carries a 6% per annum dividend that will begin accruing six months after the closing under the Purchase Agreement and will be payable only in cash. Subject to certain exceptions, the conversion price of the Series B Stock is subject to full ratchet anti-dilution adjustment in the event we issue any convertible debt or equity below the then-current conversion price thereof (subject to the limits imposed by General Instruction I.B.6. of Form S-3). In the event we commit material and intentional fraud, we may be required to redeem the Series B Stock in exchange for the issuance of Common Stock valued at 130% of the stated value of the Series B Stock divided by 75% of the average of the preceding 10 day volume weighted average price of the Common Stock (subject to the limits imposed by General Instruction I.B.6. of Form S-3).

        Pursuant to the terms of the Purchase Agreement, we also have agreed with the Investor that while such Investor holds Series B Stock or Warrants, we will not effect or enter into an agreement to effect a "Variable Rate Transaction," which means a transaction in which we: (i) issue or sell any convertible securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of, or quotations for, the shares of the Common Stock at any time after the initial issuance of such convertible securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such convertible securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company; or (ii) enter into any agreement (including, without limitation, an equity line of credit) whereby we may sell securities at a future determined price.

        We also have agreed with the Investor pursuant to the Purchase Agreement that, except under certain permitted circumstances: (i) until the later of the date that is six months from the closing or 30 days following the date on which the Series B Stock is no longer outstanding, we will not issue, or enter into any agreement to issue, any shares of Common Stock or equivalents thereof; (ii) until the time that less than 7.5% of the Warrants remain outstanding, neither we nor our subsidiaries shall issue, or enter into any agreement to issue, Common Stock or equivalents thereof at a price below the exercise price of the Warrants; (iii) so long as any shares of Series B Stock are outstanding, neither we nor our subsidiaries shall issue, or enter into any agreement to issue, Common Stock or equivalents thereof at a price below the conversion price of the Series B Stock unless all shares of Common Stock underlying the Series B Stock (taking into consideration the effect of the full adjustment of the anti-dilution provisions from such dilutive issuance) are permitted by General Instruction I.B.6. of Form S-3 to be issued; (iv) if we issue securities within the nine months following the closing under the Purchase Agreement, and subject to the preexisting rights of other security holders, the Investor shall have the right to purchase all of the securities on the same terms, conditions and price provided for in the proposed issuance of securities; and (v) we will indemnify the Investor against certain losses resulting from our breach of any of its representations, warranties, or covenants under agreements with the Investor, as well as under certain other circumstances described in the Purchase Agreement.

        The Investor has agreed to be subject to a blocker that (i) would prevent its Common Stock ownership at any given time from exceeding 4.99% (which may be increased, but not above 9.99%) of our outstanding Common Stock; or (ii) would prevent the Company from issuing any shares of Common Stock to the Investor upon the conversion by such Investor of Series B Stock if the issuance of such shares to the Investor, when aggregated with all other shares of Common Stock sold to the Investor under the Purchase Agreement together with all shares of Common Stock issued upon the conversion of Series B Stock, would result in the total issuance of Common Stock to exceed 19.99% of the Company's outstanding Common Stock, without first obtaining the approval of our stockholders. We have agreed to seek stockholder approval at the Annual Meeting for the terms of the Series B Stock and the issuance and delivery in the aggregate of that number of shares of Common Stock exceeding 19.99% of the outstanding shares of Common Stock upon conversion of the Series B Stock.

Description of Warrants

        The exercise price of the Warrants is $3.49 per share. The Warrants have a 5 1/2 year term and a cashless exercise provision in the event there is no effective registration statement covering the Common Stock issuable upon exercise of the Warrants. The Warrants are not exercisable for the first six months following issuance. The Warrants are not subject to price anti-dilution protection.

Possible Effects on Rights of Existing Stockholders

        The Series B Stock is senior to our Common Stock with respect to dividends and liquidation preferences. Existing stockholders also will suffer significant dilution in ownership interests and voting rights as a result of the issuance of shares of our Common Stock upon the conversion of the Series B Stock. Upon conversion in full of the Series B Stock at the conversion price of $3.05 per converted share of Common Stock, an aggregate of 528,000 additional shares of Common Stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. The amount described above does not give effect to (i) the issuance of additional shares of Common Stock due to potential future anti-dilution adjustments or redemption payments on the Series B Stock, (ii) the issuance of shares of Common Stock pursuant to the Warrants or other outstanding options and warrants or (iii) any other future issuances of our Common Stock. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

 Reasons for Stockholder Approval

        Our Common Stock is listed on The Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) (the "Nasdaq 20% Rule") requires that an issuer obtain stockholder approval prior to the issuance of common stock if such issuance is for less than the greater of book or market value of the common stock and would equal 20% or more of the common stock or voting power of the issuer outstanding before the issuance. The initial conversion price of the Series B Stock, $3.05, is less than the greater of the book or market value of our Common Stock immediately before the closing. In addition, the terms of the Series B Stock include anti-dilution adjustments that could result in a reduction of the conversion price in the future and a redemption provision that could result in the issuance of additional shares of Common Stock in the future. If this Proposal is approved, the issuance of our Common Stock upon conversion of the Series B Stock will exceed 20% of our Common Stock currently outstanding. We seek your approval of this Proposal in order to satisfy the requirements of the Nasdaq 20% Rule with respect to the issuance of the Common Stock upon conversion of the Series B Stock.

        In addition, under Nasdaq Listing Rule 5635(b) prior stockholder approval is required for issuances of securities that will result in a "change of control" of the issuer (the "Nasdaq Change of Control Rule"). Nasdaq may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer. Following the closing of the Series B Financing, the Investor, assuming the conversion of its Series B Stock (at the initial conversion price, not taking into account any price-based or anti-dilution adjustments or any redemption payments related to the Series B Stock) would own approximately 658,000 shares of our Common Stock, which is expected to represent approximately 22.6% of the total voting power of the Company's voting securities following the closing of the Series B Financing (based on 2,913,030 shares of Common Stock outstanding as of March 20, 2013. We seek your approval of this Proposal in order to satisfy the requirements of the Nasdaq Change of Control Rule with respect to the issuance of the Common Stock upon conversion of the Series B Stock.

        The Purchase Agreement requires us to submit this Proposal to stockholders at our Annual Meeting. Approval of this Proposal will constitute approval pursuant to the Nasdaq 20% Rule and the Nasdaq Change of Control Rule. The information set forth in this Proposal is qualified in its entirety by reference to the actual terms of the Certificate of Designation, the Purchase Agreement and the Warrant, attached hereto as Appendices A through C, respectively, and which are incorporated herein by reference. Stockholders are urged to carefully read these documents.

Vote Required

        This Proposal to ratify the terms and issuance of our Series B Stock, and to approve the issuance of such number of shares of Common Stock issuable upon conversion of the Series B Stock, including shares issuable pursuant to the anti-dilution and redemption provisions of the Series B Stock, exceeding 19.99% of our outstanding Common Stock, will be approved if a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting are voted in favor of such ratification and approval.

Recommendation

        The Board recommends that stockholders vote FOR ratification of the terms and issuance of our Series B Stock, and approval of the issuance of such number of shares of Common Stock issuable upon conversion of the Series B, including shares issuable pursuant to the anti-dilution and redemption provisions of the Series B Stock, exceeding 19.99% of our outstanding Common Stock.

Unless marked otherwise, proxies received will be voted FOR Proposal Two.

PROPOSAL NO. 3—TO RATIFY THE TERMS AND ISSUANCE OF OUR SERIES C STOCK, AND TO APPROVE THE ISSUANCE OF SUCH NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THE SERIES C STOCK AND UPON EXERCISE OF CERTAIN WARRANTS ISSUED TO THE PURCHASERS OF OUR SERIES C STOCK, INCLUDING SHARES ISSUABLE PURSUANT TO THE ANTI-DILUTION AND DIVIDEND PROVISIONS OF THE SERIES C STOCK, EXCEEDING 19.99% OF OUR OUTSTANDING COMMON STOCK

Overview

        On May 3, 2013, we entered into a Securities Purchase Agreement (the "Purchase Agreement") with certain accredited investors (the "Investors"), pursuant to which we agreed to sell and issue 1,200 shares of our newly created Series C Stock to the Investors at a purchase price of $1,000 per share in an initial closing (the "First Closing") and, subject to stockholder approval of this Proposal, we will sell and issue 1,200 additional shares of Series C Stock to the Investors at a purchase price of $1,000 per share within five business days after such stockholder approval is obtained (the "Second Closing"). The First Closing occurred on May     , 2013. The $1,200,000 aggregate purchase price for the Series C Stock issued and sold in the First Closing was paid in cash and the $1,200,000 aggregate purchase price for the Series C Stock to be issued and sold in the Second Closing will be paid in cash.

        In addition to the issuance of the Series C Stock, we agreed to issue at the First Closing to each Investor a Warrant to purchase our Common Stock, initially exercisable for a number of shares of Common Stock equal to 125% of the number of shares of Common Stock issuable upon conversion at the initial conversion price of the Series C Stock acquired by such Investor. Pursuant to the Purchase Agreement, we have agreed to issue substantially similar warrants to the Investors at the Second Closing, initially exercisable for a number of shares of Common Stock equal to 125% of the number of shares of Common Stock issuable upon conversion at the initial conversion price of the Series C Stock acquired by such Investor at the Second Closing (together with the Warrants issued at the First Closing, the "Warrants"). The sale and issuance of the Series C Stock and Warrants at the First Closing, and the proposed sale and issuance of the Series C Stock and Warrants at the Second Closing, are collectively referred to herein as the "Series C Financing".

Reasons for the Series C Financing

        Our Board of Directors determined that the Series C Financing was advisable and in our best interest and in the best interest of our stockholders. We entered into the Series C Financing in order to increase our stockholders' equity in an effort to regain compliance with Nasdaq Marketplace Rule 5550(b)(1) which requires a minimum of $2.5 million in stockholders' equity.

Description of Series C Preferred Stock

        Pursuant to the Certificate of Designation of Preferences, Rights and Limitations of Series C 6% Convertible Preferred Stock we filed with the Delaware Secretary of State on May 3, 2013 (the "Certificate of Designation"), after stockholder approval of this Proposal, each share of Series C Stock will be convertible at any time at the holder's option into shares of Common Stock at an initial conversion price of $3.05 per share of Common Stock. The conversion price of the Series C Stock is subject to full-ratchet anti-dilution adjustment in the event we issue securities, other than certain excepted issuances, at a price below the then current conversion price.

        The conversion price of the Series C Stock will be reduced to the lesser of the then-applicable conversion price or 90% of the three day volume weighted average price ("VWAP") of one share of common stock immediately prior to the Second Closing date.

Investors may not execute certain sales, including short sales, during the three trading day measurement period prior to the Second Closing date, with certain exclusions. The conversion price of the Series C Stock also is subject to proportional adjustment for stock splits, stock dividends, recapitalizations and the like.

        The Series C Stock is non-voting (except to the extent required by law and except for certain consent rights relating to amending the certificate of incorporation or bylaws, and the like), but ranks senior to the Common Stock and junior to the Series A Preferred Stock and Series B Preferred stock with respect to dividends and with respect to distributions upon a deemed dissolution, liquidation or winding-up of the Company. The Series C Stock is entitled to 6% accruing dividends per annum, which rate shall increase by 1% on the date of each anniversary of the First Closing date up to a maximum rate of 10% per annum. The dividends are payable semi-annually in cash or, subject stockholder approval of this Proposal and to certain conditions and at our election, in shares of Common Stock. If the dividends are paid in shares of Common Stock, the number of shares of Common Stock comprising the dividend on each share of Series C Stock will be valued at a 20% discount to the average of the daily VWAPs for the five-day trading period immediately prior to the dividend payment date.

        The Investors have agreed to be subject to a blocker, in both the Certificate of Designation and Warrants, that would prevent their Common Stock ownership at any given time from exceeding 4.99% (which may be increased, but not above 9.99%) of our outstanding Common Stock. Until the date that is 6 months following the Second Closing, we have granted the Investors a right of first offer on certain of our future issuances of securities. We have also agreed to certain standstill provisions, pursuant to which we may not issue any equity securities (or securities convertible into equity) until the later of (i) September 20, 2013 and (ii) the date that is 30 days following the date on which no Series C Stock remains outstanding (except for certain exempt issuances). If the Second Closing does not occur, we also may not issue any equity securities (or securities convertible into equity) until all Investors no longer hold Series C Stock or Warrants, except for certain exempt issuances. Until all Investors no longer hold Series C Stock or Warrants, (i) we may not sell any variable rate securities except for certain exempt issuances and (ii) if we enter into a subsequent financing on more favorable terms than the Series C Stock financing, then the agreements between us and the Investors will be amended to include such more favorable terms. In addition, until 7.5% or less of the Warrants remain unexercised, we may not sell any dilutive securities, except for certain exempt issuances.

Description of Warrants

        The exercise price of the Warrants issued at the First Closing is $3.77 per share. At the Second Closing, the exercise price of the Warrants will be 110% of the market value (as defined by Nasdaq rules) of one share of Common Stock on the date of the Second Closing. The Warrants have a 5 1/2 year term, are not exercisable for the first six months following issuance and include a cash-less exercise provision which is only applicable if the Common Stock underlying the Warrants is not subject to an effective registration statement or otherwise cannot be sold without restriction pursuant to Rule 144.

Possible Effects on Rights of Existing Stockholders

        The Series C Stock is senior to our Common Stock, but junior to the Series A Stock and Series B Stock, with respect to dividends and liquidation preferences. The Purchase Agreement includes a right of first offer in favor of the Investors on certain of our future issuances of securities. The shares of our Common Stock do not have such preemptive rights. Existing stockholders also will suffer significant dilution in ownership interests and voting rights as a result of the issuance of shares of our Common Stock (i) upon the conversion of the Series C Stock, (ii) as dividend payments on the Series C Stock, and (iii) upon exercise of the Warrants. Upon conversion and exercise in full of the Series C Stock and Warrants issued at the First Closing and to be issued at the Second Closing (at the initial conversion price of $3.05 per converted share of Common Stock), an aggregate of approximately 1.78 million additional shares of Common Stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced.

        The amount described above does not give effect to (i) the ownership blocker, (ii) the issuance of shares of Common Stock as dividend payments, (iii) the issuance of additional shares of Common Stock due to potential future anti-dilution adjustments on the Series C Stock, (iv) the effect of the conversion price reduction feature of the Series C Stock on the Series C Stock and on other securities that have anti-dilution adjustment provisions, (v) the issuance of shares of Common Stock pursuant to other outstanding preferred stock, options and warrants of the Company or (vi) any other future issuances of our Common Stock. In the event of certain future dilutive issuances of stock, the actual conversion price of the Series C Stock may differ from the initial conversion price, and the Series C Stock would become convertible into a number of shares of Common Stock representing a higher percentage of our voting securities, which would cause additional dilution to our existing stockholders. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

Related Agreements

        The Common Stock underlying the Series C Stock and Warrants has not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. In connection with the Series C Stock financing, however, we have entered into a Registration Rights Agreement with the Investors (the "Registration Rights Agreement"). The Registration Rights Agreement requires us, not later than 15 days after each closing, to file a registration statement with the SEC registering for resale (i) the shares of Common Stock issuable upon conversion of the Series C Stock, (ii) the shares of Common Stock issuable as dividends on the Series C Stock, (iii) the shares of Common Stock issuable upon exercise of the Warrants, and (iv) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the Certificate of Designation. We have agreed to cause the registration statements to be declared effective on or prior to the 90th day after the applicable closing, and we have agreed to file additional registration statements if necessary. Under the terms of the Registration Rights Agreement, we are obligated to maintain the effectiveness of the resale registration statements until all securities registered thereunder are sold or otherwise can be sold without restriction pursuant to Rule 144. The Registration Rights Agreement includes liquidated damages provisions in the event we fail to file or maintain the effectiveness of the registration statements. We do not plan to register the Series C Stock or the Warrants.

        In connection with the Series C Stock financing, our officers, directors and 10% or greater stockholders entered into a Voting Agreement (the "Voting Agreement"). Pursuant to the Voting Agreement, the parties thereto have agreed to vote in favor of the Series C Stock financing at the Annual Meeting.

Reasons for Stockholder Approval

        Our Common Stock is listed on The Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) (the "Nasdaq 20% Rule") requires that an issuer obtain stockholder approval prior to the issuance of common stock if such issuance is for less than the greater of book or market value of the common stock and would equal 20% or more of the common stock or voting power of the issuer outstanding before the issuance. The initial conversion price of the Series C Stock, $3.05, is less than the greater of the book or market value of our Common Stock immediately before the First Closing. In addition, the terms of the Series C Stock include anti-dilution adjustments and a conversion price reduction provision that could result in a reduction of the conversion price in the future. If this Proposal is approved and the Second Closing is consummated, the issuance of our Common Stock upon conversion of the Series C Stock and exercise of the Warrants will exceed 20% of our Common Stock currently outstanding. We seek your approval of this Proposal in order to satisfy the requirements of the Nasdaq 20% Rule with respect to the issuance of the Common Stock upon conversion and exercise of the Series C Stock and Warrants.

        In addition, under Nasdaq Listing Rule 5635(b) prior stockholder approval is required for issuances of securities that will result in a "change of control" of the issuer (the "Nasdaq Change of Control Rule"). Nasdaq may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer. Following the Second Closing of the Series C Financing, one of the Investors, assuming the conversion of its Series C Stock and exercise of its Warrants (in each case at the initial conversion and exercise prices, not taking into account the ownership blocker, any price-based or anti-dilution adjustments related to the Series C Stock and not including dividend payments on the Series C Stock), would own approximately 1,475,412 shares of our Common Stock, which is expected to represent approximately 30% of the total voting power of the Company's voting securities following the Second Closing of the Series C Financing (based on 3,526,191 shares of Common Stock outstanding as of May 3, 2013 and assuming the conversion and exercise in full of the convertible securities held by such Investor following the Second Closing). We seek your approval of this Proposal in order to satisfy the requirements of the Nasdaq Change of Control Rule with respect to the issuance of the Common Stock upon conversion and exercise of the Series C Stock and Warrants.

        The Purchase Agreement requires us to submit this Proposal to stockholders for approval on or before 60 days following the First Closing date. Approval of this Proposal will constitute approval pursuant to the Nasdaq 20% Rule and the Nasdaq Change of Control Rule. The information set forth in this Proposal is qualified in its entirety by reference to the actual terms of the Certificate of Designation, the Purchase Agreement, the Warrant, the Registration Rights Agreement and the Voting Agreement attached hereto as Appendices D through H, respectively, and which are incorporated herein by reference. Stockholders are urged to carefully read these documents.

Vote Required

        This Proposal to ratify the terms and issuance of our Series C Stock, and to approve the issuance of such number of shares of Common Stock issuable upon conversion of the Series C Stock and upon exercise of certain warrants issued to the purchasers of our Series C Stock, including shares issuable pursuant to the anti-dilution and dividend provisions of the Series C Stock, exceeding 19.99% of our outstanding Common Stock, will be approved if a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting are voted in favor of such ratification and approval.

Recommendation

        The Board recommends that stockholders vote FOR ratification of the terms and issuance of our Series C Stock, and approval of the issuance of such number of shares of Common Stock issuable upon conversion of the Series C Stock and upon exercise of certain warrants issued to the purchasers of our Series C Stock, including shares issuable pursuant to the anti-dilution and dividend provisions of the Series C Stock, exceeding 19.99% of our outstanding Common Stock.

        Our officers, directors and certain of our stockholders (who own an aggregate of approximately 160,000 shares of our Common Stock) have agreed to vote FOR Proposal Three.

Unless marked otherwise, proxies received will be voted FOR Proposal Three.

PROPOSAL NO. 4—APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") enables our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules.

        Our goal for our executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for our success, and thereby increase stockholder value. We believe that our executive compensation program satisfies this goal and is strongly aligned with the long-term interests of our stockholders. We urge stockholders to read the section titled "Executive Compensation" elsewhere in this proxy statement for additional details about our executive compensation programs, including information about the compensation of our named executive officers in 2012.

        We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our named executive officers' compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers described in this proxy statement. Accordingly, we will ask our stockholders to vote FOR the following resolution at the Annual Meeting:

  "RESOLVED, that the stockholders of CombiMatrix Corporation approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the CombiMatrix proxy statement for the Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC."

        This say-on-pay vote is advisory, and therefore, is not binding on us, our Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we may review and consider the results of this advisory vote in future compensation deliberations.

        Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this Proposal if you want your broker to vote your shares on this Proposal.

Vote Required

        The approval, on an advisory basis, of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the meeting is being sought to approve the compensation of our named executive officers as disclosed in this proxy statement.

Recommendation

        Our Board recommends that stockholders vote FOR the approval of the compensation of our named executive officers as disclosed in this proxy statement.

        Unless marked otherwise, proxies received will be voted FOR Proposal No. 4.

 PROPOSAL NO. 5—APPROVAL ON AN ADVISORY BASIS OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

        Under the Dodd-Frank Act, public companies are generally required to include in their proxy solicitations at least once every six years an advisory vote on whether an advisory vote on named executive officer compensation (such as the say-on-pay proposal that is included in this proxy statement) should occur every one, two or three years. It is management's belief, and the recommendation of our Board, that this non-binding advisory vote should occur every three years.

        We believe we have effective executive compensation practices. Our Board believes that providing our stockholders with an advisory vote on named executive officer compensation every three years will encourage a long-term approach to evaluating our executive compensation policies and practices. In contrast, focusing on executive compensation over an annual or biennial period would focus on short-term results rather than long-term value creation, which is inconsistent with our compensation philosophy, and could be detrimental to us, our employees and our financial results.

        Moreover, our Board does not believe that a short review cycle will allow for a meaningful evaluation of our performance against our compensation practices, as any adjustment in pay practices would take time to implement and to be reflected in our financial performance and in the price of our Common Stock. As a result, an advisory vote on executive compensation more frequently than every three years would not, in our judgment, allow stockholders to compare executive compensation to our performance.

        Lastly, we believe that conducting an advisory vote on executive compensation every three years would allow us adequate time to compile meaningful input from stockholders on our pay practices and respond appropriately. This would be more difficult to do on an annual or biennial basis, and we believe that both we and our stockholders would benefit from having more time for a thoughtful and constructive analysis and review of our compensation policies.

        For the above reasons, our Board recommends that stockholders approve holding an advisory vote on named executive officer compensation every three years.

        You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years, or you may abstain from voting when you vote in response to the resolution set forth below.

  "RESOLVED, that the option of once every year, two years, or three years, that receives the highest number of votes cast for this resolution will be determined to be the stockholders' preferred frequency with which CombiMatrix Corporation is to hold a stockholder advisory vote regarding the executive compensation of its named executive officers, as disclosed pursuant to the SEC's compensation disclosure rules."

        The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on the compensation of our named executive officers that has been selected by stockholders. However, because the vote on this Proposal is only advisory in nature and is not binding on us or our Board, our Board will review and consider the results of the vote, but may decide that it is in our best interests and the best interests of our stockholders to hold an advisory vote on the compensation of our named executive officers more or less frequently than the option approved by our stockholders.

        Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this Proposal if you want your broker to vote your shares on this Proposal.

 Vote Required

        The approval, on an advisory basis, of the holders of the shares of Common Stock present or represented and entitled to vote at the meeting is being sought on the frequency of conducting stockholder advisory votes on the compensation of named executive officers. The four voting options are 1 year, 2 years, 3 years and abstain. The stockholder advisory vote will be determined by which option, 1, 2 or 3 years, garners the most votes.

Recommendation of Our Board

        Our Board recommends that stockholders vote FOR conducting future stockholder advisory votes on the compensation of named executive officers EVERY THREE YEARS.

        Unless marked otherwise, proxies received will be voted FOR the option of THREE YEARS.

 PROPOSAL NO. 6—APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 2006 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR GRANT THEREUNDER BY 200,000 SHARES, FROM 655,721 SHARES TO 855,721 SHARES

Overview

        We are seeking stockholder approval to amend and restate our 2006 Stock Incentive Plan (as proposed to be amended, the "Plan") to increase the number of shares of common stock available for grant thereunder by 200,000 shares, from 655,721 shares to 855,721 shares. As of September 30, 2012, our Board reduced the shares of common stock available for grant under the 2006 Stock Incentive Plan by 300,000 shares for the purpose of facilitating an equity financing. On April 22, 2013, subject to stockholder approval, our Board approved the amendment and restatement of the 2006 Stock Incentive Plan to increase the number of shares of common stock available for grant thereunder by 200,000 shares, from 655,721 shares to 855,721 shares, and is seeking stockholder approval of the same. We believe that this amount of increase is necessary to make up for the decrease that occurred in 2012 and in order to attract and retain talented employees and management. We also believe that this amount of increase is appropriate in light of recent increases in our outstanding common stock and further increases in our outstanding common stock that are expected to occur upon conversion or exercise of currently outstanding Series B Stock and warrants.

        A copy of the Plan is attached to this proxy statement as Appendix I and is incorporated herein by reference. The following summary of the material terms of the Plan does not purport to be a complete description of the Plan and is qualified in its entirety by reference to the complete copy of the Plan in Appendix I.

Plan Description

        Administration.    Our Plan is administered by our Board or any committee designated by the Board consisting of not less than two directors. However, administration of the Plan with respect to persons subject to Section 16 of the Exchange Act is done by our Compensation Committee or another committee that qualifies under the requirements of Section 16. Subject to the terms of our Plan, other than in connection with the automatic grant program described below, the plan administrator is authorized to select eligible persons to receive awards under the Plan, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each plan participant), and the rules and regulations for the administration of the Plan, construe and interpret the Plan and award agreements, and make all other decisions and determinations as the plan administrator may deem necessary or advisable for the administration of our Plan. In addition, the plan administrator may, with the consent of the affected holder, reduce the exercise price of any outstanding award under the Plan, cancel any outstanding award and grant in substitution a new award covering the same or a different number of shares, cash or other property or similar action that is treated as a re-pricing under generally accepted accounting principles.

        Eligibility.    The persons eligible to receive awards under our Plan are the employees, members of our Board, consultants and other independent advisers who provide services to us or any related entity. However, only our employees and employees of our subsidiaries or any parent may receive incentive stock options.

        Types of Awards.    Our Plan provides for the issuance of stock options, stock appreciation rights, stock awards, share right awards and performance awards. Performance awards may be based on the achievement of certain business criteria or goals, as determined by the plan administrator, and may consist of stock-based awards or cash bonuses.

        Shares Available for Awards; Annual Per-Person Limitations.    The total number of shares of common stock that may be subject to the granting of awards under our Plan at any time during the term of the Plan shall be equal to 855,721 shares, plus an annual increase on the first trading day of January each year, ending upon termination of the Plan, equal to three percent (3%) of the shares of common stock outstanding on the last trading day of December of the prior year (rounded down to the nearest whole share). Notwithstanding the foregoing, with respect to incentive stock options, no more than 3,000,000 shares may be issued under the Plan. Shares will become available for issuance under new awards to the extent awards previously granted under our Plan (i) are forfeited, expire or otherwise terminate without issuance of shares, (ii) are settled for cash or otherwise do not result in the issuance of shares, or (iii) are exercised by the tender of shares attestation or (iv) are withheld upon exercise of an award to pay the exercise price or any tax withholding requirements.

        Our Plan imposes individual limitations on certain awards. Under these limitations, at such time as awards granted under the Plan may qualify as "performance-based" compensation pursuant to Section 162(m), then during any fiscal year, no participant may be granted stock options or stock appreciation rights with respect to more than 200,000 shares and no participant may be granted stock or share right awards with respect to more than 200,000 shares, subject to adjustment upon certain changes in our capitalization. The maximum dollar value that may be paid out to any participant for any performance award with respect to awards granted in any calendar year is $1,000,000.

        In the event that any stock dividend, recapitalization, forward or reverse split, reorganization, merger, combination, share exchange or other similar corporate transaction or event affects the shares of our common stock, appropriate adjustment will be made by the plan administrator to (i) the maximum number, type and/or class of securities that may be issued under the Plan and the maximum number of shares that may be issued pursuant to incentive stock options, (ii) the number type and/or class of shares by which award limitations are measured, as described in the preceding paragraph, (iii) the number type and/or class of shares subject to or deliverable in respect of outstanding awards, (iv) the number type and/or class of shares subject to or deliverable in respect of the automatic option grant program for non-employee directors, (v) the exercise price, grant price or purchase price relating to any award or the provision for payment of cash or other property in respect of any outstanding award, and (vi) the maximum number, type and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the terms of the Plan and (vii) any other aspect of any award that the plan administrator determines to be appropriate.

        Stock Options and Stock Appreciation Rights.    The plan administrator is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the recipient, and non-qualified stock options, and stock appreciation rights ("SARs") entitling the recipient to receive the amount by which the fair market value of a share of common stock on the date of exercise exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of a SAR are determined by the plan administrator, but in the case of a stock option must not be less than the fair market value of a share of common stock on the date of grant. For purposes of our Plan, the term "fair market value" means the fair market value of our common stock, awards or other property as determined by the plan administrator or under procedures established by the plan administrator. Unless otherwise determined by the plan administrator, the fair market value of a share of our common stock as of any given date shall be the closing sales price per share of common stock as reported on the principal stock exchange or market on which the common stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of service generally are fixed by the plan administrator, except that no stock option may have a term exceeding ten years. Methods of exercise and settlement and other terms of the stock options and SARs are determined by the plan administrator. The plan administrator determines the methods in which the exercise price of options awarded under the Plan may be paid, which may include cash, shares, other awards or other property (including, to the extent permitted by law, loans to participants) or a cashless exercise procedure.

        Restricted Stock and Stock Units.    The plan administrator is authorized to grant shares of stock, including restricted stock, and share right awards. Restricted stock is a grant of shares of common stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the plan administrator. A participant granted restricted stock generally has all of the rights of a stockholder, unless otherwise determined by the plan administrator. A share right award confers upon a participant the right to receive shares of common stock at the end of a specified period, subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of such specified period. Prior to settlement, a share right award carries no voting or dividend rights or other rights associated with share ownership.

        Performance Awards.    The plan administrator is authorized to grant performance awards, consisting of stock-based awards and/or cash bonuses, to participants on terms and conditions established by the plan administrator. The performance criteria to be achieved during any performance period and the length of the performance period is determined by the plan administrator upon the grant of the performance award. Performance awards may be valued by reference to a designated number of shares of common stock or by reference to a designated amount of property including cash. Performance awards may be settled by delivery of cash, shares or other property, or any combination thereof, as determined by the plan administrator. Performance awards granted to persons whom the plan administrator expects will, for the year in which a deduction arises, be "covered employees" (as described below) will, if and to the extent intended by the plan administrator, be subject to provisions that should qualify such awards as "performance based compensation" not subject to the limitation on tax deductibility under Section 162(m). For purposes of Section 162(m), the term "covered employee" means our Chief Executive Officer and each other person whose compensation is required to be disclosed in our filings with the Securities and Exchange Commission by reason of that person being among our three highest compensated officers (other than the Chief Executive Officer) as of the end of a taxable year. If and to the extent required under Section 162(m), any power or authority relating to a performance award intended to qualify under Section 162(m) is to be exercised by the plan administrator and not the board of directors.

        If and to the extent that the plan administrator determines that these provisions of our Plan are to be applicable to any award, one or more of the following business criteria, on a consolidated basis, and/or for our subsidiaries, or for our business or geographical units and/or a related entity, shall be used by the plan administrator in establishing performance goals for awards under our Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) direct contribution; (7) net income; pretax earnings; (8) earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; and (13) debt reduction. Any of the above goals may be determined on a relative or absolute basis or as compared to the performance of a published or special index deemed applicable by the plan administrator.

        Automatic Grant Program.    Under the Plan, each non-employee member of our Board, upon his or her appointment or initial election to our Board, is granted an option to purchase 2,000 shares of our common stock. In addition, on the first business day of each calendar year, each non-employee member of our Board who has served as a non-employee Board member for at least six months is automatically granted an additional option to purchase 2,000 shares of our common stock. Options granted automatically to the non-employee members of our Board have an exercise price equal to 100% of the fair market value of our common stock on the grant date and are exercisable for 10 years following their date of grant.

Beginning in 2012, the options vest in four equal annual installments over a 48-month period measured from the grant date. Previously, these awards vested quarterly over a twelve-month period.

        Transferability.    Awards granted under our Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except to the extent expressly permitted by the plan administrator in the award agreement.

        Acceleration of Vesting; Change in Control.    The plan administrator may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, including if we undergo a "change in control", as defined in our Plan.

        Amendment and Termination.    The Board may amend, alter, suspend, discontinue or terminate our Plan without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration that increases the shares reserved for issuance under the Plan or increases the classes of participants eligible under the Plan or if such approval is required by applicable law or regulation. Our Plan will terminate on the earliest of (i) the tenth anniversary of the effective date of the Plan, (ii) the tenth anniversary of the date of stockholder approval of the Plan; (iii) the date that all shares under the Plan have been issued and are fully vested and (iv) the termination of all outstanding awards in connection with a change in control. Awards outstanding upon expiration of our Plan shall remain in effect until they have been exercised or terminated, or have expired.

Certain Federal Income Tax Consequences

        The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards made under the Plan.

        Options and SARs.    The grant of an option or SAR is not expected to result in any taxable income for the recipient. The holder of an incentive stock option generally will have no taxable income upon exercising the incentive stock option (except that an alternative minimum tax liability may result), and we will not be entitled to a tax deduction when an incentive stock option is exercised. Upon exercising an option other than an incentive stock option, the option holder must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to a tax deduction for the same amount. Upon the exercise of an SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income, and are deductible by us.

        The tax consequence upon a disposition of shares of our common stock acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-incentive stock option or SAR. Generally, there will be no tax consequences to us in connection with the disposition of shares acquired pursuant to an option or SAR. However, we may be entitled to a tax deduction in the case of a disposition of shares acquired pursuant to an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

        Other Awards.    For other awards granted under the Plan that are payable in cash or shares of our common stock and that are either transferable or not subject to substantial risk of forfeiture, the holder of such an award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares of our common stock received (determined as of the date of such receipt) over (b) the amount (if any) paid for the shares of our common stock by the holder of the award. We will generally be entitled at that time to a deduction for the same amount if and to the extent that amount satisfies general rules concerning deductibility of compensation.

        For an award that is payable in shares of our common stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to Section 83(b) of the Code, the holder of the award must recognize ordinary income equal to the excess of (x) the fair market value of the shares of our common stock received (determined as of the first time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (y) the amount (if any) paid for the shares of our common stock by the holder. We will generally be entitled at that time to a tax deduction for the same amount if and to the extent that amount satisfies general rules concerning deductibility of compensation.

        Special Rules.    Special rules may apply in the case of individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to Section 83(b) of the Code, shares of our common stock received pursuant to the exercise of an option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of our tax deduction, may be determined as of the end of such period.

        Deductibility of Executive Compensation Under Code Section 162(m).    Section 162(m) generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer and the corporation's other three most highly compensated executive officers (other than the chief executive officer). However, "qualified performance-based compensation" is not subject to the $1,000,000 deduction limit. In general, to qualify as performance-based compensation, the following requirements need to be satisfied: (1) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more "outside directors," (2) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum bonus amount which may be paid to any participant pursuant with respect to any performance period, must be approved by a majority of the corporation's stockholders and (3) the committee must certify that the applicable performance goals were satisfied before payment of any performance-based compensation.

        The Plan has been designed to permit grants of options and SARs issued under the Plan to qualify under the performance-based compensation rules so that income attributable to the exercise of a non-incentive stock option or an SAR may be exempt from $1,000,000 deduction limit. Grants of other awards under the Plan may also qualify for this exemption. The Plan's provisions are consistent in form with the performance-based compensation rules, so that if the committee that grants options, SARs or other awards consists exclusively of members of our board of directors who qualify as "outside directors," and the exercise price (or deemed exercise price, with respect to SARs) is not less than the fair market value of the shares of our common stock to which such grants relate, the compensation income should qualify as performance-based compensation which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under Section 162(m).

Accounting Treatment

        We account for stock-based compensation under Accounting Standards Codification 718, Compensation—Stock Compensation, which requires the fair value of all option grants or stock issuances made to employees or directors on or after January 1, 2006, as well as a portion of the fair value of each option and stock grant made to employees or directors prior to that date which represents the unvested portion of these share-based awards as of such implementation date, to be recognized as an expense. These amounts are expensed over the respective vesting periods of each award using the straight-line attribution method. We calculate stock option-based compensation by estimating the fair value of each option as of its date of grant using the Black-Scholes option pricing model.

 Plan Benefits

        Except with respect to the non-employee director automatic grant program, awards under the Plan are made at the discretion of our Compensation Committee. It is not possible to determine the benefits or amounts that will be received by eligible participants under the Plan after the date of this proxy statement because no decisions have been made on the amount and type of awards to be granted under the Plan to eligible participants in the future, nor do we have any specific current plans or commitments for granting any future awards, other than stock option awards to be made automatically to our non-employee directors under the automatic grant program described above.

        The following table sets forth, with respect to our named executive officers and the other indicated persons and groups, the aggregate number of shares of common stock underlying stock options that have been granted under our Plan from the effective date of the Plan through May 3, 2013. As of May 3, 2013, there are currently 40 participants under the Plan.

Name and Position	Number of Shares Underlying Options
R. Judd Jessup	39,999
Chairman and former President and Chief Executive Officer
Scott R. Burell	118,594
Chief Financial Officer, Secretary and Treasurer
Mark McDonough	222,395
President, Chief Executive Officer and Director
Richard D. Hockett, Jr., M.D.	98,530
Chief Medical Officer
Scott Gottlieb, M.D.	10,000
Director
Wei Richard Ding	4,000
Director
Jeremy M. Jones	2,000
Director
All current executive officers, as a group	439,519
All current directors who are not executive officers, as a group	55,999
All employees, including all current officers who are not executive officers, as a group	134,001

Vote Required

        The proposal to approve the amendment and restatement of our 2006 Stock Incentive Plan to increase the number of shares of common stock available for grant thereunder by 200,000 shares, from 655,721 shares to 855,721 shares, will be approved if a majority of the shares of common stock outstanding as of the Record Date and entitled to vote at the Annual Meeting are voted in favor of the amendment.

Recommendation

        The Board recommends that stockholders vote FOR approval of the amendment and restatement of our 2006 Stock Incentive Plan to increase the number of shares of common stock available for grant thereunder by 200,000 shares, from 655,721 shares to 855,721 shares.

        Unless marked otherwise, proxies received will be voted FOR Proposal No. 6.

 PROPOSAL NO. 7—RATIFICATION OF APPOINTMENT OF HASKELL & WHITE LLP

Overview

        The Audit Committee has engaged the registered public accounting firm of Haskell & White LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2013. Haskell & White LLP audited our financial statements for the years ended December 31, 2012 and December 31, 2011. Please refer to "Principal Accountants" above for information about fees and services paid to Haskell & White LLP in 2012 and 2011, and our Audit Committee's pre-approval policies. Stockholder ratification of such selection is not required by our Bylaws or other applicable legal requirement. However, our Board is submitting the selection of Haskell & White LLP to stockholders for ratification as a matter of good corporate practice. In the event that stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders' best interests.

        Representatives of Haskell & White LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Vote Sought

        The proposal to ratify the appointment of Haskell & White LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2013 will be approved if the number of votes cast in favor of the proposal exceed the number of votes cast against the proposal.

Recommendation

        The Board recommends that stockholders vote "FOR" the proposal to ratify the appointment of Haskell & White LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2013.

        Unless marked otherwise, proxies received will be voted FOR Proposal No. 7.

 OTHER BUSINESS

        We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, the persons named on the enclosed proxy card intend to vote the shares they represent as the Board may recommend.

ANNUAL REPORT ON FORM 10-K

        On March 25, 2013, we filed our annual report on Form 10-K for the year ended December 31, 2012 and on April 26, 2013, we filed an amendment to our annual report on Form 10-K/A for the year ended December 31, 2012 solely to include the information required by Part III of Form 10-K. A copy of the annual report on Form 10-K has been sent concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the annual meeting.

STOCKHOLDER PROPOSALS

        Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

        Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the proxy statement for our 2014 Annual Meeting of Stockholders (the "2014 Annual Meeting"). These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than      , 2014, which is 120 calendar days prior to the anniversary date of the mailing of this proxy statement. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations.

        The proxies to be solicited by us through our Board for our 2014 Annual Meeting will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at that meeting, unless we receive notice of such stockholder's proposal not later than      , 2014, which is 45 calendar days prior to the anniversary date of the mailing of this proxy statement.

        Stockholder proposals must be in writing and should be addressed to c/o CombiMatrix Corporation, Attention: Corporate Secretary, 310 Goddard, Suite 150, Irvine, California 92618. It is recommended that stockholders submitting proposals direct them to our corporate secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

        We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's Annual Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before this year's Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Mark McDonough
President, Chief Executive Officer and Director
May , 2013 Irvine, California

Appendix A

COMBIMATRIX CORPORATION

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES B 6% CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 151 OF THE
DELAWARE GENERAL CORPORATION LAW

        The undersigned, Mark McDonough and Scott R. Burell, do hereby certify that:

          1.     They are the President and Secretary, respectively, of CombiMatrix Corporation, a Delaware corporation (the "Corporation").

          2.     The Corporation is authorized to issue 5,000,000 shares of preferred stock, none of which are issued.

          3.     The following resolutions were duly adopted by the board of directors of the Corporation (the "Board of Directors"):

        WHEREAS, the certificate of incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, consisting of 5,000,000 shares, $0.001 par value per share, issuable from time to time in one or more series;

        WHEREAS, the Board of Directors is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

        WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of up to 2,000 shares of the preferred stock which the Corporation has the authority to issue, as follows:

        NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby designate and provide for the creation and issuance of a series of preferred stock and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

TERMS OF SERIES B PREFERRED STOCK

        Section 1.    Definitions.    For the purposes hereof, the following terms shall have the following meanings:

          "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

          "Alternate Consideration" shall have the meaning set forth in Section 7(e).

          "Base Conversion Price" shall have the meaning set forth in Section 7(b).

          "Beneficial Ownership Limitation" shall have the meaning set forth in Section 6(d).

          "Board of Directors" means the board of directors of the Corporation.

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          "Business Day" means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

          "Buy-In" shall have the meaning set forth in Section 6(c)(iv).

          "Change of Control Transaction" means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 40% of the voting securities of the Corporation (other than by means of conversion or exercise of Series B Preferred Stock and the Securities issued together with the Series B Preferred Stock), (b) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the stockholders of the Corporation immediately prior to such transaction own less than 60% of the aggregate voting power of the Corporation or the successor entity of such transaction, (c) the Corporation sells or transfers all or substantially all of its assets to another Person and the stockholders of the Corporation immediately prior to such transaction own less than 60% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a one year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the Original Issue Date), or (e) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

          "Closing Date" means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Subscription Amount and (ii) the Corporation's obligations to deliver the Securities have been satisfied or waived.

          "Commission" means the United States Securities and Exchange Commission.

          "Common Stock" means the Corporation's common stock, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

          "Common Stock Equivalents" means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

          "Conversion Amount" means the sum of the Stated Value at issue.

          "Conversion Date" shall have the meaning set forth in Section 6(a).

          "Conversion Price" shall have the meaning set forth in Section 6(b).

          "Conversion Shares" means, collectively, the shares of Common Stock issued and issuable upon conversion of the shares of Series B Preferred Stock in accordance with the terms hereof.

          "Dilutive Issuance" shall have the meaning set forth in Section 7(b).

          "Dilutive Issuance Notice" shall have the meaning set forth in Section 7(b).

          "Dividend Payment Date" shall have the meaning set forth in Section 3(a).

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          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "Exempt Issuance" means the issuance of (a) shares of Common Stock or options or other awards to employees, independent contractors providing service to the Corporation, officers or directors of the Corporation pursuant to any stock or option plan or agreement duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) Securities issued and issuable pursuant to the Purchase Agreement and securities upon the exercise or exchange of or conversion of any Securities issued and issuable pursuant to the Purchase Agreement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Purchase Agreement, provided that such securities have not been amended since the date of the Purchase Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (c) securities issued pursuant to Section 10 of the Certificate of Designation, (d) securities issued to the Corporation by its Subsidiaries, and (e) securities issued pursuant to acquisitions, mergers, consolidations or strategic transactions (including licensing and partnering agreements) or purchase of all or substantially all of the securities or assets of another entity approved by a majority of the disinterested directors of the Corporation, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Corporation and shall provide to the Corporation additional benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities

          "Fundamental Transaction" shall have the meaning set forth in Section 7(e).

          "GAAP" means United States generally accepted accounting principles.

          "Holder" means the Persons who hold the Series B Preferred Stock at any given time..

          "Issuable Maximum" shall have the meaning set forth in Section 6(e).

          "Junior Securities" means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Series B Preferred Stock in dividend rights or liquidation preference.

          "Liquidation" shall have the meaning set forth in Section 5.

          "New York Courts" shall have the meaning set forth in Section 11(d).

          "Notice of Conversion" shall have the meaning set forth in Section 6(a).

          "Original Issue Date" means the date of the first issuance of any shares of the Series B Preferred Stock regardless of the number of transfers of any particular shares of Series B Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series B Preferred Stock.

          "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          "Purchase Agreement" means the Securities Purchase Agreement, dated as of March 19, 2013, among the Corporation and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms.

          "Securities" means the Series B Preferred Stock, the Warrants and the Underlying Shares.

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          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Series A Preferred Stock" means the Series A 6% Convertible Preferred Stock of the Corporation.

          "Series B Preferred Stock" shall have the meaning set forth in Section 2.

          "Share Delivery Date" shall have the meaning set forth in Section 6(c).

          "Stated Value" shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

          "Shareholder Approval" means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market/The New York Stock Exchange (or any successor entity) from the shareholders of the Corporation with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date.

          "Subscription Amount" shall mean, as to each Holder, the aggregate amount to be paid for the Series B Preferred Stock purchased pursuant to the Purchase Agreement as specified below such Holder's name on the signature page of the Purchase Agreement and next to the heading "Subscription Amount," in United States dollars and in immediately available funds.

          "Subsidiary" means any subsidiary of the Corporation as set forth on Exhibit 21.1 to the Corporation's Annual Report on Form 10-K for the year ended December 31, 2011 and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after the date of the Purchase Agreement.

          "Successor Entity" shall have the meaning set forth in Section 7(e).

          "Trading Day" means a day on which the principal Trading Market is open for trading.

          "Trading Market" means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

          "Transaction Documents" means this Certificate of Designation, the Purchase Agreement, the Warrants, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Purchase Agreement.

          "Transfer Agent" means Computershare, the current transfer agent of the Corporation with a mailing address of 520 Pike Street, Suite 1220, Seattle, Washington 98101 and a facsimile number of (206) 674-3059, and any successor transfer agent of the Corporation.

          "Triggering Event" shall have the meaning set forth in Section 10(a).

          "Triggering Redemption Amount" means, for each share of Series B Preferred Stock, the sum of (a) the greater of (i) 130% of the Stated Value and (ii) the product of (y) the VWAP on the Trading Day immediately preceding the date of the Triggering Event and (z) the Stated Value divided by the then Conversion Price, (b) all accrued but unpaid dividends thereon and (c) all liquidated damages and other costs, expenses or amounts due in respect of the Series B Preferred Stock.

          "Triggering Redemption Payment Date" shall have the meaning set forth in Section 10(b).

          "Underlying Shares" means the shares of Common Stock issued and issuable upon conversion of the Series B Preferred Stock and upon exercise of the Warrants.

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          "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Securities then outstanding and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

          "Warrants" means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) of the Purchase Agreement, which Warrants shall be exercisable 6 months following their issuance and have a term of exercise expiring 5 1/2 years from the First Closing, in the form of Exhibit C attached of the Purchase Agreement.

          "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

        Section 2.    Designation, Amount and Par Value.    The series of preferred stock created hereunder shall be designated as its Series B 6% Convertible Preferred Stock (the "Series B Preferred Stock") and the number of shares so designated shall be 2,000 (which shall not be subject to increase without the written consent of the Holders of 67% of the Series B Preferred Stock). Each share of Series B Preferred Stock shall have a par value of $0.001 per share and a stated value equal to $1,000, subject to increase set forth in Section 3 below (the "Stated Value").

        Section 3.    Dividends.

          a)    Dividends in Cash.    Holders shall be entitled to receive, and the Corporation shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) of 6% per annum, payable semi-annually on June 30 and December 31, beginning on the first such date after the six month anniversary of the Original Issue Date and on each Conversion Date after the six month anniversary of the Original Issue Date (with respect only to Series B Preferred Stock being converted) (each such date, a "Dividend Payment Date") (if any Dividend Payment Date is not a Trading Day, the applicable payment shall be due on the next succeeding Trading Day) in cash out of legally available funds.

          b)    Corporation's Ability to Pay Dividends in Cash.    On the Closing Date, the Corporation shall have notified the Holders whether or not it may legally pay cash dividends as of the Closing Date. The Corporation shall promptly notify the Holders at any time the Corporation shall become able or unable, as the case may be, to legally pay cash dividends.

          c)    Dividend Calculations.    Dividends on the Series B Preferred Stock shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing six months after the Original Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends.. Dividends shall cease to accrue with respect to any Series B Preferred Stock converted, provided that, the Corporation actually delivers the Conversion Shares within the time period required by Section 6(c)(i) herein, in which case dividends shall cease to accrue with respect to such converted Series B Preferred Stock on the date the Corporation actually delivers the Conversion Shares.

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          d)    Late Fees.    Such cash dividends that are not paid within three Trading Days following a Dividend Payment Date shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 18% per annum or the lesser rate permitted by applicable law which shall accrue daily from the Dividend Payment Date through and including the date of actual payment in full.

          e)    Other Securities.    So long as any Series B Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities. So long as any Series B Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution upon (other than a dividend or distribution described in Section 6 or dividends due and paid in the ordinary course on preferred stock of the Corporation at such times when the Corporation is in compliance with its payment and other obligations hereunder), nor shall any distribution be made in respect of, any Junior Securities as long as any dividends due on the Series B Preferred Stock remain unpaid, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Series B Preferred Stock.

          f)    Special Reserves.    The Corporation acknowledges and agrees that the capital of the Corporation (as such term is used in Section 154 of the Delaware General Corporation Law) in respect of the Series B Preferred Stock and any future issuances of the Corporation's capital stock shall be equal to the aggregate par value of such Series B Preferred Stock or capital stock, as the case may be, and that, on or after the date of the Purchase Agreement, it shall not increase the stated capital of the Corporation with respect to any shares of the Corporation's capital stock issued and outstanding on such date. The Corporation also acknowledges and agrees that it shall not create any special reserves under Section 171 of the Delaware General Corporation Law without the prior written consent of each Holder.

        Section 4.    Voting Rights.    Except as otherwise provided herein or as otherwise required by law, the Series B Preferred Stock shall have no voting rights. However, as long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Series B Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5) senior to, or otherwise pari passu with, the Series B Preferred Stock, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the Series B Preferred Stock, (d) increase the number of authorized shares of Series B Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

        Section 5.    Liquidation.    Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a "Liquidation"), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due and owing thereon under this Certificate of Designation, for each share of Series B Preferred Stock after any distribution or payment to the holders of the Series A Preferred Stock and before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction shall not be deemed a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

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        Section 6.    Conversion.

          a)    Conversions at Option of Holder.    Each share of Series B Preferred Stock shall be convertible, at any time and from time to time from and after the date of issuance at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d) and Section 6(e)) determined by dividing the Stated Value of such share of Series B Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a "Notice of Conversion"). Each Notice of Conversion shall specify the number of shares of Series B Preferred Stock to be converted, the number of shares of Series B Preferred Stock owned prior to the conversion at issue, the number of shares of Series B Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the "Conversion Date"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Series B Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Series B Preferred Stock to the Corporation unless all of the shares of Series B Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Series B Preferred Stock promptly following the Conversion Date at issue. Shares of Series B Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

          b)    Conversion Price.    The conversion price for the Series B Preferred Stock shall equal $3.05, subject to adjustment herein (the "Conversion Price").

          c)    Mechanics of Conversion

                i.  Delivery of Certificate Upon Conversion.    Not later than three (3) Trading Days after each Conversion Date (the "Share Delivery Date"), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) the number of Conversion Shares being acquired upon the conversion of the Series B Preferred Stock, which Conversion Shares shall be free of restrictive legends and trading restrictions and (B) a bank check in the amount of accrued and unpaid dividends. The Corporation shall use its best efforts to deliver the Conversion Shares electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

               ii.  Failure to Deliver Conversion Shares.    If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Series B Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Conversion Notice.

              iii.  Obligation Absolute; Partial Liquidated Damages.    The Corporation's obligation to issue and deliver the Conversion Shares upon conversion of Series B Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder.

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    In the event a Holder shall elect to convert any or all of the Stated Value of its Series B Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series B Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Series B Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such Conversion Shares pursuant to Section 6(c)(i) on the second Trading Day after the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $2,000 of Stated Value of Series B Preferred Stock being converted, $10 per Trading Day for each Trading Day after the second Trading Day after the Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder's right to pursue actual damages for the Corporation's failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

              iv.  Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion.    In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares within two Trading Days after the Share Delivery Date pursuant to Section 6(c)(i), and if after such date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder's brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a "Buy-In"), then the Corporation shall (A) pay in cash to such Holder the amount, if any, by which (x) such Holder's total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue and that were sold multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series B Preferred Stock equal to the number of shares of Series B Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series B Preferred Stock with respect to which the actual sale price of the Conversion Shares giving rise to such purchase obligation was a total of $10,000, under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation's failure to timely deliver Conversion Shares upon conversion of the shares of Series B Preferred Stock as required pursuant to the terms hereof.

8

               v.  Reservation of Shares Issuable Upon Conversion.    The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series B Preferred Stock and payment of dividends on the Series B Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Series B Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Series B Preferred Stock and payment of dividends hereunder (except for the issuance of Common Stock pursuant to the anti-dilution or conversion price reset provisions of this Certificate of Designation, which shall be reserved upon obtaining Shareholder Approval to increase the Corporation's authorized capital stock). The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued (except for the issuance of Common Stock pursuant to the anti-dilution or conversion price reset provisions of this Certificate of Designation, which shall be validly issued after obtaining Shareholder Approval to increase the Corporation's authorized capital stock), fully paid and nonassessable.

              vi.  Fractional Shares.    No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Series B Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

             vii.  Transfer Taxes and Expenses.    The issuance of Conversion Shares on conversion of this Series B Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Series B Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion.

          d)    Beneficial Ownership Limitation.    The Corporation shall not effect any conversion of the Series B Preferred Stock, and a Holder shall not have the right to convert any portion of the Series B Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder's Affiliates, and any Persons acting as a group together with such Holder or any of such Holder's Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Series B Preferred Stock beneficially owned by such Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Series B Preferred Stock or the Warrants) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

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  To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Series B Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Series B Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder's determination of whether the shares of Series B Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Series B Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation's most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series B Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series B Preferred Stock held by the applicable Holder. A Holder, upon not less than 61 days' prior notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Series B Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Series B Preferred Stock held by the Holder and the provisions of this Section 6(d) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Series B Preferred Stock.

          e)    Issuance Limitations.    Notwithstanding anything herein to the contrary, if the Corporation has not obtained Shareholder Approval, then the Corporation may not issue, upon conversion of the Series B Preferred Stock, a number of shares of Common Stock which, when aggregated with any shares of Common Stock issued on or after the Original Issue Date and prior to such Conversion Date (i) in connection with any Common Stock issued pursuant to the Purchase Agreement and (ii) in connection with any conversion of Series B Preferred Stock issued pursuant to the Purchase Agreement would exceed 556,327 shares of Common Stock (subject to adjustment for forward and reverse stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of the Purchase Agreement) (such number of shares, the "Issuable Maximum").

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  Each Holder shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the original Stated Value of such Holder's Series B Preferred Stock by (y) the aggregate Stated Value of all Series B Preferred Stock issued pursuant to the Purchase Agreement to all Holders. In addition, each Holder may allocate its pro-rata portion of the Issuable Maximum among Series B Preferred Stock held by it in its sole discretion. Such portion shall be adjusted upward ratably in the event a Holder no longer holds any Series B Preferred Stock or Warrants and the amount of shares issued to such Holder pursuant to such Holder's Series B Preferred Stock was less than such Holder's pro-rata share of the Issuable Maximum.

        Section 7.    Certain Adjustments.

          a)    Stock Dividends and Stock Splits.    If the Corporation, at any time while this Series B Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Series B Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then in each case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          b)    Subsequent Equity Sales.    If, at any time while this Series B Preferred Stock is outstanding, the Corporation or any Subsidiary, as applicable sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents at an effective price per share less than the then in effect Conversion Price (such lower price, the "Base Conversion Price" and such issuances, collectively, a "Dilutive Issuance") (it being understood and agreed that if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance at such effective price), then simultaneously with the consummation of each Dilutive Issuance the Conversion Price shall be reduced to equal the Base Conversion Price; provided, however, that such adjustment to the Conversion Price shall be made only to the extent that after taking into account such adjustment to the Conversion Price the number of shares of Common Stock issuable under the Registration Statement pursuant to Instruction I.B.6 of Form S-3 is sufficient to register the issuance of the maximum number of Conversion Shares issuable upon conversion of the Preferred Stock at such adjusted Conversion Price. The Corporation shall file a prospectus supplement to the the Registration Statement as to the additional Conversion Shares issuable on account of such adjustment. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustment shall be made, paid or issued under this Section 7(b) in respect of an Exempt Issuance.

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  If the Corporation enters into a Variable Rate Transaction, despite the prohibition set forth in the Purchase Agreement, the Corporation shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion price at which such securities may be converted or exercised. The Corporation shall notify the Holders in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to this Section 7(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Section 7(b), upon the occurrence of any Dilutive Issuance, the Holders are entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether a Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

          c)    Subsequent Rights Offerings.    In addition to any adjustments pursuant to the other subsections of this Section 7, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "Purchase Rights"), then the Holder of Series B Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder's Series B Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder's right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

          d)    Pro Rata Distributions.    During such time as this Series B Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Series B Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete Conversion of this Series B Preferred Stock (without regard to any limitations on Conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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          e)    Fundamental Transaction.    If, at any time while this Series B Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than a reclassification under Section 7(a)), or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a "Fundamental Transaction"), then, upon any subsequent conversion of this Series B Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 6(d) and Section 6(e) on the conversion of this Series B Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Series B Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) and Section 6(e) on the conversion of this Series B Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series B Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders' right to convert such preferred stock into Alternate Consideration.

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  The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the "Successor Entity") to assume in writing all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents in accordance with the provisions of this Section 7(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Series B Preferred Stock, deliver to the Holder in exchange for this Series B Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Series B Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Series B Preferred Stock (without regard to any limitations on the conversion of this Series B Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Series B Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the "Corporation" shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

          f)    Calculations.    All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

          g)    Notice to the Holders.

                i.  Adjustment to Conversion Price.    Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

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               ii.  Notice to Allow Conversion by Holder.    If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Series B Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall file such notice with the Commission pursuant to a Current Report on Form 8-K within one Trading Day. The Holder shall remain entitled to convert the Conversion Amount of this Series B Preferred Stock (or any part hereof) during the 10-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

        Section 8.    [RESERVED]

        Section 9.    [RESERVED]

        Section 10.    Redemption Upon Triggering Events.

          a)    "Triggering Event" means any claim made by any governmental or administrative agency or regulatory authority against the Corporation for any material and intentional fraud.

          b)    Upon the occurrence of a Triggering Event, the Corporation shall reserve all shares of Common Stock available under the Registration Statement pursuant to Instruction I.B.6 of Form S-3 for the issuance of Common Stock pursuant to this Section 10(b) and each Holder shall (in addition to all other rights it may have hereunder or under applicable law) have the right, exercisable at the sole option of such Holder, to require the Corporation to redeem all of the Series B Preferred Stock then held by such Holder for a redemption price, in shares of Common Stock, equal to a number of shares of Common Stock equal to the Triggering Redemption Amount divided by 75% of the average of the 10 day VWAP immediately prior to the date of election hereunder. The Triggering Redemption Amount shall be due and payable within fifteen Trading Days of the date on which the notice for the payment therefor is provided by a Holder (the "Triggering Redemption Payment Date").

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  If the Corporation fails to pay in full the Triggering Redemption Amount hereunder on the date such amount is due in accordance with this Section, the Corporation will pay interest thereon at a rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law, accruing daily from such date until the Triggering Redemption Amount, plus all such interest thereon, is paid in full. For purposes of this Section, a share of Series B Preferred Stock is outstanding until such date as the applicable Holder shall have received Conversion Shares upon a conversion (or attempted conversion) thereof that meets the requirements hereof. Notwithstanding anything herein to the contrary, in the event that the number of shares of Common Stock available under the Registration Statement pursuant to Instruction I.B.6 of Form S-3 is not sufficient to pay the Triggering Redemption Amount in full, the portion of such unpaid Triggering Amount shall be held in abeyance for the benefit of the Holder until such time, if ever, that the number of shares available under the Registration Statement pursuant to Instruction I.B.6 of Form S-3 is sufficient to pay the remaining balance of the Triggering Redemption Amount and the unpaid Triggering Amount shall continue to accrued interest as set forth in this Section 10(b). The Corporation shall file a prospectus supplement to the Registration Statement as to the additional shares of Common Stock issuable on account of such Triggering Redemption Amount.

        Section 11.    Miscellaneous.

          a)    Notices.    Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above Attention: Chief Financial Officer, facsimile number (949) 753-1504, or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the third Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

          b)    Absolute Obligation.    Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Series B Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

          c)    Lost or Mutilated Series B Preferred Stock Certificate.    If a Holder's Series B Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series B Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

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          d)    Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

          e)    Waiver.    No provision of this Certificate of Designation may be waived, modified, supplemented or amended except in a written instrument signed by the Company and approved by the Holders of a majority of the Series B Preferred Stock then outstanding. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

          f)    Severability.    If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

          g)    Next Business Day.    Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

          h)    Headings.    The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

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          i)    Status of Converted or Redeemed Series B Preferred Stock.    Shares of Series B Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Series B Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series B 6% Convertible Preferred Stock.

*********************

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RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file this Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Delaware law.

        IN WITNESS WHEREOF, the undersigned have executed this Certificate this          day of March     , 2013.

Name: Title:	Name: Title:

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ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES B PREFERRED STOCK)

        The undersigned hereby irrevocably elects to convert the number of shares of Series B 6% Convertible Preferred Stock indicated below into shares of common stock, par value $0.001 per share (the "Common Stock"), of CombiMatrix Corporation, a Delaware corporation (the "Corporation"), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the Purchase Agreement. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

        The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended. Number of Shares of Common Stock Beneficially Owned on the date of conversion: Less than five percent (5%) of the outstanding Common Stock of the Corporation. The undersigned represents and warrants to the Corporation that in giving effect to the conversion evidenced hereby, the undersigned will not own in excess of the number of shares of Common Stock permitted to be owned under Section 6(e) of the Certificate of Designation.

        Conversion calculations:

    Date to Effect Conversion:

    Number of shares of Series B Preferred Stock owned prior to Conversion:

    Number of shares of Series B Preferred Stock to be Converted:

    Stated Value of shares of Series B Preferred Stock to be Converted:

    Number of shares of Common Stock to be Issued:

    Applicable Conversion Price:

    Number of shares of Series B Preferred Stock subsequent to Conversion:

    Address for Delivery:
     or
    DWAC Instructions:
    Broker no:
    Account no:

[HOLDER]
By:
Name:
Title:

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Appendix B

SECURITIES PURCHASE AGREEMENT

        This Securities Purchase Agreement (this "Agreement") is dated as of March 19, 2013, between CombiMatrix Corporation, a Delaware corporation (the "Company"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively, the "Purchasers").

        WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

        NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

        1.1    Definitions.    In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Certificate of Designation (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

          "Acquiring Person" shall have the meaning ascribed to such term in Section 4.7.

          "Action" shall have the meaning ascribed to such term in Section 3.1(j).

          "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

          "Aggregate Per Share Purchase Price" means the aggregate purchase price paid by a Purchaser for the Shares, which is calculated by the number of Shares as set forth on the signature page hereto executed by such Purchaser multiplied by the Per Share Purchase Price.

          "Board of Directors" means the board of directors of the Company.

          "Business Day" means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

          "Certificate of Designation" means the Certificate of Designation to be filed prior to the Closing by the Company with the Secretary of State of Delaware, in the form of Exhibit A attached hereto.

          "Closing" means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

          "Closing Date" means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Subscription Amount and (ii) the Company's obligations to deliver the Securities, in each case, have been satisfied or waived, but in no event later than the third Trading Day following the date hereof.

          "Closing Statement" means the Closing Statement in the form on Annex A attached hereto.

          "Commission" means the United States Securities and Exchange Commission.

          "Common Stock" means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

          "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

          "Company Counsel" means Dorsey & Whitney LLP, with offices located at 600 Anton Boulevard, Suite 2000, Costa Mesa, California 92626.

          "Conversion Price" shall have the meaning ascribed to such term in the Certificate of Designation.

          "Conversion Shares" means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

          Disclosure Schedules" means the Disclosure Schedules of the Company delivered concurrently herewith.

          "EGS" means Ellenoff Grossman & Schole LLP, with offices located at 150 East 42nd Street, New York, New York 10017.

          "Evaluation Date" shall have the meaning ascribed to such term in Section 3.1(r).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "Exempt Issuance" means the issuance of (a) shares of Common Stock or options or other awards to employees, independent contractors providing service to the Company, officers or directors of the Company pursuant to any stock or option plan or agreement duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) Securities issued and issuable pursuant to this Agreement and securities upon the exercise or exchange of or conversion of any Securities issued and issuable hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (c) securities issued to the Company by its Subsidiaries, (d) securities issued pursuant to Section 10 of the Certificate of Designation, and (e) securities issued pursuant to acquisitions, mergers, consolidations or strategic transactions (including licensing and partnering agreements) or purchase of all or substantially all of the securities or assets of another entity approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

          "FCPA" means the Foreign Corrupt Practices Act of 1977, as amended.

          "FDA" shall have the meaning ascribed to such term in Section 3.1(gg).

          "FDCA" shall have the meaning ascribed to such term in Section 3.1(gg).

          "GAAP" shall have the meaning ascribed to such term in Section 3.1(h).

          "Indebtedness" shall have the meaning ascribed to such term in Section 3.1(aa).

          "Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(o).

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          "Liens" means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

          "Material Adverse Effect" shall have the meaning assigned to such term in Section 3.1(b).

          "Material Permits" shall have the meaning ascribed to such term in Section 3.1(m).

          "Maximum Rate" shall have the meaning ascribed to such term in Section 5.17.

          "Participation Maximum" shall have the meaning ascribed to such term in Section 4.12(a).

          "Per Share Purchase Price" equals $3.05, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

          "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          "Pharmaceutical Product" shall have the meaning ascribed to such term in Section 3.1(gg).

          "Preferred Stock" means the up to 1,610.40 shares of the Company's Series B 6% Convertible Preferred Stock issued hereunder having the rights, preferences and privileges set forth in the Certificate of Designation.

          "Pre-Notice" shall have the meaning ascribed to such term in Section 4.12(b).

          "Pro Rata Portion" shall have the meaning ascribed to such term in Section 4.12(e).

          "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          "Prospectus" means the final prospectus filed for the Registration Statement.

          "Prospectus Supplement" means the supplement to the Prospectus complying with Rule 424(b) of the Securities Act that is filed with the Commission and delivered by the Company to each Purchaser at the Closing.

          "Purchaser Party" shall have the meaning ascribed to such term in Section 4.10.

          "Registration Statement" means the effective registration statement with the Commission file No. 333-176372 which registers the sale of the Preferred Stock, Shares, Warrants and Underlying Shares to the Purchasers.

          "Required Approvals" shall have the meaning ascribed to such term in Section 3.1(e).

          "Required Minimum" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise in full of all Warrants or conversion in full of all shares of Preferred Stock, ignoring any conversion or exercise limits set forth therein, and that any previously unconverted shares of Preferred Stock are held until the third anniversary of the Closing Date.

          "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

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          "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          "SEC Reports" shall have the meaning ascribed to such term in Section 3.1(h).

          "Securities" means the Preferred Stock, the Shares, the Warrants, the Warrant Shares and the Underlying Shares.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Shareholder Approval" means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market/The New York Stock Exchange (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date

          "Shares" means the shares of Common Stock issued to each Purchaser pursuant to this Agreement.

          "Short Sales" means all "short sales" as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

          "Stated Value" means $1,000 per share of Preferred Stock.

          "Subscription Amount" means, as to each Purchaser, the aggregate amount to be paid for the Preferred Stock, Shares and Warrants purchased hereunder as specified below such Purchaser's name on the signature page of this Agreement and next to the heading "Subscription Amount," in United States dollars and in immediately available funds.

          "Subsequent Financing" shall have the meaning ascribed to such term in Section 4.12(a).

          "Subsequent Financing Notice" shall have the meaning ascribed to such term in Section 4.12(b).

          "Subsidiary" means any subsidiary of the Company as set forth on Exhibit 21.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2011 and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

          "Trading Day" means a day on which the principal Trading Market is open for trading.

          "Trading Market" means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

          "Transaction Documents" means this Agreement, the Certificate of Designation, the Warrants, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

          "Transfer Agent" means Computershare, the current transfer agent of the Company, with a mailing address of 520 Pike Street, Suite 1220, Seattle, Washington 98101 and a facsimile number of (206) 674-3059, and any successor transfer agent of the Company.

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          "Underlying Shares" means the shares of Common Stock issued and issuable upon conversion of the Preferred Stock and upon exercise of the Warrants and issued and issuable in lieu of the cash payment of dividends on the Preferred Stock in accordance with the terms of the Certificate of Designation.

          "Variable Rate Transaction" shall have the meaning ascribed to such term in Section 4.13(b).

          "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

          "Warrants" means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable 6 months following the date of issuance and have a term of exercise equal to 5 1/2 years from the Closing Date, in the form of Exhibit C attached hereto.

          "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.
PURCHASE AND SALE

        2.1    Closing.    On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of $1,610,400 of shares of Preferred Stock with an aggregate Stated Value for each Purchaser equal to such Purchaser's Subscription Amount as set forth on the signature page hereto executed by such Purchaser minus such Purchaser's Aggregate Per Share Purchase Price, up to an aggregate of $396,500 of Shares determined pursuant to Section 2.2(a)(iv), and Warrants as determined pursuant to Section 2.2(a)(v). The aggregate number of shares of Preferred Stock sold hereunder shall be up to 1,610.40 and the aggregate number of Shares sold hereunder shall be up to 130,000. Each Purchaser shall deliver to the Company, via wire transfer or a certified check, immediately available funds equal to its Subscription Amount, and the Company shall deliver to each Purchaser its respective shares of Preferred Stock, Shares and Warrants, as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of EGS or such other location as the parties shall mutually agree. The Company covenants that, if the Purchaser delivers a Notice of Conversion (as defined in the Certificate of Designation) to convert any shares of Preferred Stock between the date hereof and the Closing Date, the Company shall deliver Conversion Shares to the Purchaser on the Closing Date in connection with such Notice of Conversion.

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        2.2    Deliveries.

          (a)   On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

      (i)
      this Agreement duly executed by the Company;

             (ii)  a legal opinion of Company Counsel;

            (iii)  a certificate evidencing a number of shares of Preferred Stock equal to such Purchaser's Subscription Amount minus such Purchaser's Aggregate Per Share Purchase Price divided by the Stated Value, registered in the name of such Purchaser and evidence of the filing and acceptance of the Certificate of Designation from the Secretary of State of Delaware;

            (iv)  a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system ("DWAC") Shares equal to such Purchaser's Aggregate Per Share Purchase Price divided by the Per Share Purchase Price, registered in the name of such Purchaser;

             (v)  a Warrant registered in the name of such Purchaser to purchase up to ,in the aggregate among all Purchasers, 275,000 shares of Common Stock (subject to adjustment for reverse and forward stock splits and the like), with an exercise price equal to $3.49, subject to adjustment therein (such Warrant certificate may be delivered within three Trading Days of the Closing Date); and

            (vi)  the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act).

          (b)   On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

              (i)  this Agreement duly executed by such Purchaser; and

             (ii)  such Purchaser's Subscription Amount by wire transfer to the account specified in writing by the Company.

        2.3   Closing Conditions.

          (a)   The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

              (i)  the accuracy in all material respects on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate in all material respects as of such date);

             (ii)  all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed in all material respects; and

            (iii)  the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

          (b)   The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

              (i)  the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate in all material respects as of such date);

             (ii)  all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed in all material respects;

            (iii)  the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

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            (iv)  there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

             (v)  from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Nasdaq Capital Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Nasdaq Capital Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

        3.1    Representations and Warranties of the Company.    Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be delivered separately to the Purchasers and shall qualify any representation or warranty made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

          (a)    Subsidiaries.    All of the direct and indirect subsidiaries of the Company are set forth on Exhibit 21.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2011. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

          (b)    Organization and Qualification.    The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

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          (c)    Authorization; Enforcement.    The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company's stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

          (d)    No Conflicts.    The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

          (e)    Filings, Consents and Approvals.    The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.6 of this Agreement, (ii) the filing with the Commission of the Prospectus Supplement, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Shares and the Underlying Shares for trading thereon in the time and manner required thereby, and applicable filing with FINRA, (iv) the filing of the Certificate of Designation with the Delaware Secretary of State and (v) Shareholder Approval (collectively, the "Required Approvals").

          (f)    Issuance of the Securities; Registration.    The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued (except for the issuance of Underlying Shares pursuant to the anti-dilution provisions of the Certificate of Designation and Warrants, which shall be validly issued after obtaining Shareholder Approval to increase the Company's authorized capital stock), fully paid and nonassessable, free and clear of all Liens imposed by the Company.

8

  The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Required Minimum on the date hereof. The Company has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act, which became effective on October 17, 2011 (the "Effective Date"), including the Prospectus, and such amendments and supplements thereto as may have been required to the date of this Agreement. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. The Company, if required by the rules and regulations of the Commission, shall file the Prospectus with the Commission pursuant to Rule 424(b). At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (g)    Capitalization.    The capitalization of the Company is as set forth in the SEC Reports. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents which has not been waived in connection with the transactions contemplated hereby. Except as a result of the purchase and sale of the Securities and as set forth in Schedule 3.1(g) and for stock options and other equity grants to employees made under the Company's existing stock plans, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities, other than Required Approvals. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

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          (h)    SEC Reports; Financial Statements.    The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus and the Prospectus Supplement, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

          (i)    Material Changes; Undisclosed Events, Liabilities or Developments.    Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i), no material event, liability, fact, circumstance, occurrence or development has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

          (j)    Litigation.    Except as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.

10

  Neither the Company nor any Subsidiary, nor, to the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. To the knowledge of the Company, the Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

          (k)    Labor Relations.    No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Company, none of the Company's or its Subsidiaries' employees is a member of a union that relates to such employee's relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (l)    Compliance.    Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

          (m)    Regulatory Permits.    The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

          (n)    Title to Assets.    The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, (ii) Liens reflected in the Company's financial statements and (iii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties.

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  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in material compliance.

          (o)    Intellectual Property.    To its knowledge, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (p)    Insurance.    The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

          (q)    Transactions With Affiliates and Employees.    Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

          (r)    Sarbanes-Oxley; Internal Accounting Controls.    The Company and the Subsidiaries are in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

12

  The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms. The Company's certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

          (s)    Certain Fees.    Except as set forth in the Prospectus Supplement, no brokerage or finder's fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

          (t)    Investment Company.    The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an "investment company" subject to registration under the Investment Company Act of 1940, as amended.

          (u)    Registration Rights.    Except as set forth on Schedule 3.1(u), no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

          (v)    Listing and Maintenance Requirements.    The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as set forth in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. Except as set forth in the SEC Reports, the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in material compliance with all such listing and maintenance requirements.

          (w)    Application of Takeover Protections.    The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

13

          (x)    Disclosure.    Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the Prospectus Supplement. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

          (y)    No Integrated Offering.    Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

          (z)    Solvency.    Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company's assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" means (x) any liabilities for borrowed money or amounts owed in excess of $500,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company's consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $500,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

14

          (aa)    Tax Status.    Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

          (bb)    Foreign Corrupt Practices.    Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

          (cc)    Accountants.    The Company's accounting firm is set forth in the SEC Reports. To the knowledge and belief of the Company, such accounting firm: (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company's Annual Report for the fiscal year ended December 31, 2012.

          (dd)    Seniority.    As of the Closing Date, no Indebtedness or other claim against the Company is senior to the Preferred Stock in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

          (ee)    Acknowledgment Regarding Purchasers' Purchase of Securities.    The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

          (ff)    Acknowledgment Regarding Purchaser's Trading Activity.    Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(e) and 4.15 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or "derivative" securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or "derivative" transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company's publicly-traded securities and (iii) each Purchaser shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction.

15

  The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Underlying Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

          (gg)    Regulation M Compliance.    The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company's placement agent in connection with the placement of the Securities.

          (hh)    FDA.    As to each product subject to the jurisdiction of the U.S. Food and Drug Administration ("FDA") under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder ("FDCA") that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a "Pharmaceutical Product"), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the Company's knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (iii) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

          (ii)    Stock Option Plans.    Each stock option granted by the Company under the Company's stock option plan was granted (i) in accordance with the terms of the Company's stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law.

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  No stock option granted under the Company's stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

          (jj)    Office of Foreign Assets Control.    Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC").

          (kk)    U.S. Real Property Holding Corporation.    The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser's request.

          (ll)    Bank Holding Company Act.    Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the "BHCA") and to regulation by the Board of Governors of the Federal Reserve System (the "Federal Reserve"). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

          (mm)    Money Laundering.    The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the "Money Laundering Laws"), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

        3.2    Representations and Warranties of the Purchasers.    Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

          (a)    Organization; Authority.    Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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          (b)    Understandings or Arrangements.    Such Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

          (c)    Purchaser Status.    At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants or converts any shares of Preferred Stock or is paid any dividends on the Preferred Stock in shares of Common Stock it will be an "accredited investor" as defined in Rule 501 under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

          (d)    Experience of Such Purchaser.    Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

          (e)    Certain Transactions and Confidentiality.    Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

          (f)    Non-US Persons.    If such Purchaser is not a United States Person, it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to purchase the Securities or any use of this Agreement or any Transaction Document, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any necessary permits or consents of any governmental authority or similar regulating body and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Purchaser's payment for, and continued beneficial ownership of the Securities, will not violate any applicable securities or other Laws of the Purchaser's jurisdiction.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Purchaser's right to rely on the Company's representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

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ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

        4.1    Shares and Underlying Shares.    The Shares and the Conversion Shares shall be issued free of legends. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the issuance or resale of the Warrant Shares or if the Warrant is exercised via cashless exercise, the Warrant Shares issued pursuant to any such exercise shall be issued free of all legends. If at any time following the date hereof the Registration Statement (or any subsequent registration statement registering the sale or resale of the Warrant Shares) is not effective or is not otherwise available for the sale or resale of the Warrant Shares, the Company shall immediately notify the holders of the Warrants in writing that such registration statement is not then effective and thereafter shall promptly notify such holders when the registration statement is effective again and available for the sale or resale of the Warrant Shares (it being understood and agreed that the foregoing shall not limit the ability of the Company to issue, or any Purchaser to sell, any of the Warrant Shares in compliance with applicable federal and state securities laws). The Company shall use commercially reasonable best efforts to keep a registration statement (including the Registration Statement) registering the issuance or resale of the Warrant Shares effective during the term of the Warrants.

        4.2    Acknowledgment of Dilution.    The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

        4.3    Furnishing of Information; Public Information.    Until the earliest of the time that the Warrants have expired, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

        4.4    Integration.    The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

        4.5    Conversion and Exercise Procedures.    Each of the form of Notice of Exercise included in the Warrants and the form of Notice of Conversion included in the Certificate of Designation set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants or convert the Preferred Stock. Without limiting the preceding sentences, no ink-original Notice of Exercise or Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise or Notice of Conversion form be required in order to exercise the Warrants or convert the Preferred Stock. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants or convert their Preferred Stock. The Company shall honor exercises of the Warrants and conversions of the Preferred Stock and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

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        4.6    Securities Laws Disclosure; Publicity.    The Company shall (a) by 9:00 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, within 4 Trading Days of the date hereof. From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of the Purchaser holding a majority of the Securities, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except: (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations or request, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

        4.7    Shareholder Rights Plan.    No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an "Acquiring Person" under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

        4.8    Non-Public Information.    Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have entered into a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

        4.9    Use of Proceeds.    Except as set forth on Schedule 4.9 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and shall not use such proceeds: (a) for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), (b) for the redemption of any Common Stock or Common Stock Equivalents, (c) for the settlement of any outstanding litigation or (d) in violation of FCPA or OFAC regulations.

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        4.10    Indemnification of Purchasers.    Subject to the provisions of this Section 4.10, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party's representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents or attributable to the Purchaser Party's fraud, gross negligence, willful misconduct or malfeasance. The indemnification required by this Section 4.10 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

        4.11    Reservation and Listing of Securities.

          (a)   The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents (subject to Shareholder Approval required to increase the Company's authorized capital stock).

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          (b)   If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than 130% of (i) the Required Minimum on such date, minus (ii) the number of shares of Common Stock previously issued pursuant to the Transaction Documents, then the Board of Directors shall use commercially reasonable efforts to amend the Company's certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time (minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents), as soon as possible and in any event not later than the 75th day after such date; provided that the Company will not be required at any time to authorize a number of shares of Common Stock greater than the maximum remaining number of shares of Common Stock that could possibly be issued after such time pursuant to the Transaction Documents.

          (c)   The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all commercially reasonable steps to cause such shares of Common Stock to be approved for listing or quotation on such Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing application and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market. In addition, if the Preferred Stock is still outstanding, at the next annual meeting of shareholders, the Company shall hold a vote for the purpose of obtaining Shareholder Approval, with the recommendation of the Company's Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. If the Company does not obtain Shareholder Approval at the next annual meeting, the Company shall call a meeting every four months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the Preferred Stock is no longer outstanding. Each Purchaser agrees not to vote any Underlying Shares held by it in favor of Shareholder Approval.

        4.12    Participation in Future Financing.

          (a)   Subject to the prior rights of first refusal set forth in (i) that certain Investors Rights Agreement dated as of April 1, 2011 (the "Investors Rights Agreement") and (ii) that certain Securities Purchase Agreement dated as of September 28, 2012, from the date hereof until the date that is the 9 month anniversary of the Closing Date, upon any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents for cash consideration, Indebtedness or a combination of units thereof (a "Subsequent Financing"), each Purchaser shall have the right to participate in up to an amount of the Subsequent Financing equal to 100% of the Subsequent Financing (the maximum aggregate amount of 100% of such Subsequent Financing among all Purchasers, the "Participation Maximum") on the same terms, conditions and price provided for in the Subsequent Financing.

          (b)   At least five (5) Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing ("Pre-Notice"), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a "Subsequent Financing Notice"). Upon the request of a Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver a Subsequent Financing Notice to such Purchaser. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment.

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          (c)   Any Purchaser desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice that the Purchaser is willing to participate in the Subsequent Financing, the amount of such Purchaser's participation, and representing and warranting that such Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company receives no such notice from a Purchaser as of such fifth (5th) Trading Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate.

          (d)   If by 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice, notifications by the Purchasers of their willingness to participate in the Subsequent Financing (or to cause their "accredited investor" designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

          (e)   If by 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice, the Company receives responses to a Subsequent Financing Notice from Purchasers seeking to purchase more than the aggregate amount of the Participation Maximum, each such Purchaser shall have the right to purchase its Pro Rata Portion (as defined below) of that amount of the Participation Maximum being purchased by the Purchasers. "Pro Rata Portion" means the ratio of (x) the Subscription Amount of Securities purchased on the Closing Date by a Purchaser participating under this Section 4.12 and (y) the sum of the aggregate Subscription Amounts of Securities purchased on the Closing Date by all Purchasers participating under this Section 4.12.

          (f)    The Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of participation set forth above in this Section 4.12, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within thirty (30) Trading Days after the date of the initial Subsequent Financing Notice.

          (g)   The Company and each Purchaser agree that if any Purchaser elects to participate in the Subsequent Financing, the transaction documents related to the Subsequent Financing shall not include any term or provision whereby such Purchaser shall be required to agree to any restrictions on trading as to any of the Securities purchased hereunder or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, this Agreement, without the prior written consent of such Purchaser.

          (h)   Notwithstanding anything to the contrary in this Section 4.12 and unless otherwise agreed to by such Purchaser, the Company shall either confirm in writing to such Purchaser that the transaction with respect to the Subsequent Financing has been abandoned or shall publicly disclose its intention to issue the securities in the Subsequent Financing, in either case in such a manner such that such Purchaser will not be in possession of any material, non-public information, by the tenth (10th) Business Day following delivery of the Subsequent Financing Notice. If by such tenth (10th) Business Day, no public disclosure regarding a transaction with respect to the Subsequent Financing has been made, and no notice regarding the abandonment of such transaction has been received by such Purchaser, such transaction shall be deemed to have been abandoned and such Purchaser shall not be deemed to be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries.

          (i)    Notwithstanding the foregoing, this Section 4.12 shall not apply in respect of (i) an Exempt Issuance or (ii) an underwritten public offering of Common Stock.

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        4.13    Subsequent Equity Sales.

          (a)   From the date hereof until the later of (i) 6 months after the Closing Date or (ii) 30 days after the Preferred Stock is no longer outstanding, neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents.

          (b)   From the date hereof until such time as no Purchaser holds any of the Preferred Stock or Warrants, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. "Variable Rate Transaction" means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

          (c)   From the date hereof until such time as less than 7.5% of the Warrants remain outstanding, neither the Company nor any Subsidiary shall make any issuance whatsoever of Common Stock or Common Stock Equivalents below the then Exercise Price of the Warrants. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

          (d)   From the date hereof until such time that the Preferred Stock is no longer outstanding, neither the Company nor any Subsidiary shall make any issuance whatsoever of Common Stock or Common Stock Equivalents below the then Conversion Price unless and only to the extent that the number of shares of Common Stock reserved and available under the Registration Statement pursuant to Instruction I.B.6 of Form S-3 is sufficient to cover the issuance of the maximum number of Conversion Shares issuable pursuant to the Preferred Stock to the Purchaser (taking into consideration the effect of the full adjustment of the anti-dilution provisions from such dilutive issuance and without giving effect to any limitations on conversion set forth in the Certificate of Designation).

  The Company shall file a prospectus supplement to the Registration Statement as to the additional shares of Common Stock issuable on account of such adjustment.

          (e)   Notwithstanding the foregoing, this Section 4.13 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

        4.14    Equal Treatment of Purchasers.    No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

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        4.15    Certain Transactions and Confidentiality.    Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will (i) execute any purchases or sales, including Short Sales, of any of the Company's securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6 (a "Prohibited Short Sale"). Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.6, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and the Disclosure Schedules. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, other than a Prohibited Short Sale or other than pursuant to Section 4.8, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6 and (iii) no Purchaser shall have any duty of confidentiality to the Company or its Subsidiaries after the issuance of the initial press release as described in Section 4.6. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

        4.16    Blue Sky Filings.    The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

        4.17    Capital Changes.    Until the one year anniversary of the Closing Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the shares of Preferred Stock, unless required to maintain the listing of the Common Stock on the Nasdaq Stock Market.

        4.18    Amendments to Investor Rights Agreement.    From the date hereof until the date that is the 12 month anniversary of the Closing Date, without prior written consent of the Purchasers holding at least 67% in interest of the Securities then outstanding, the Company shall not (i) amend or alter the Investors Rights Agreement or (ii) except with respect to an Exempt Issuance or in accordance with the terms of the Investors Rights Agreement as in effect as of the date hereof, issue additional shares of Common Stock or Common Stock Equivalents to the investors who are a party to the Investors Rights Agreement.

ARTICLE V.
MISCELLANEOUS

        5.1    Termination.    This Agreement may be terminated by any Purchaser, as to such Purchaser's obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before March 26, 2013; provided, however, that such termination will not affect the right of any party to sue for any breach by any other party (or parties).

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        5.2    Fees and Expenses.    At the Closing, the Company has agreed to reimburse Alpha Capital ("Alpha") the non-accountable sum of $30,000 for its legal fees and expenses and $20,000 for administrative and due diligence fees and expenses. The Company shall deliver to each Purchaser, prior to the Closing, a completed and executed copy of the Closing Statement, attached hereto as Annex A. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any conversion or exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

        5.3    Entire Agreement.    The Transaction Documents, together with the exhibits and schedules thereto, the Prospectus and the Prospectus Supplement, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

        5.4    Notices.    Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the third (3rd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

        5.5    Amendments; Waivers.    No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed by the Company and the Purchasers holding at least 67% in interest of the Securities then outstanding. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

        5.6    Headings.    The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

        5.7    Successors and Assigns.    This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the "Purchasers."

        5.8    No Third-Party Beneficiaries.    This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10.

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        5.9    Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents (other than the Certificate of Designation) shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents other than the Certificate of Designation (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents other than the Certificate of Designation), and hereby irrevocably waives, and agrees not to assert in any action, suit or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.10, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

        5.10    Survival.    The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

        5.11    Execution.    This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

        5.12    Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

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        5.13    Rescission and Withdrawal Right.    Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of a conversion of the Preferred Stock or exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser's right to acquire such shares pursuant to such Purchaser's Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

        5.14    Replacement of Securities.    If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

        5.15    Remedies.    In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

        5.16    Payment Set Aside.    To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

        5.17    Usury.    To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "Maximum Rate"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the Closing Date thereof forward, unless such application is precluded by applicable law.

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If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser's election.

        5.18    Independent Nature of Purchasers' Obligations and Rights.    The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through EGS. EGS does not represent any of the Purchasers other than Alpha. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

        5.19    Liquidated Damages.    The Company's obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

        5.20    Saturdays, Sundays, Holidays, etc.    If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

        5.21    Construction.    The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

        5.22    WAIVER OF JURY TRIAL.    IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMBIMATRIX CORPORATION	Address for Notice:

By:		Fax:
Name:
Title:

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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[PURCHASER SIGNATURE PAGES TO CBMX SECURITIES PURCHASE AGREEMENT]

        IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: $

Shares of Preferred Stock:

Shares:

Warrant Shares:

EIN Number:

[SIGNATURE PAGES CONTINUE]

31

Annex A

CLOSING STATEMENT

        Pursuant to the attached Securities Purchase Agreement, dated as of the date hereto, the purchasers shall purchase up to $[        of Preferred Stock, Shares and Warrants from Combimatrix Corporation, a Delaware corporation (the "Company"). All funds will be wired into an account maintained by the Company. All funds will be disbursed in accordance with this Closing Statement.

Disbursement Date: March     , 2013

I. PURCHASE PRICE

Gross Proceeds to be Received	$

II. DISBURSEMENTS

$
$
$
$
$
Total Amount Disbursed:	$

WIRE INSTRUCTIONS:

To:

To:

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Appendix C

COMMON STOCK PURCHASE WARRANT

COMBIMATRIX CORPORATION

Warrant Shares: 275,000	Initial Exercise Date: September 20, 2013
Issue Date: March 20, 2013

        THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received,                    or its assigns (the "Holder") is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after September 20, 2013 (the "Initial Exercise Date") and on or prior to the close of business on the five year anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from CombiMatrix Corporation, a Delaware corporation (the "Company"), up to 275,000 shares (as subject to adjustment and certain limitations hereunder, the "Warrant Shares") of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

        Section 1.    Definitions.    Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated March 19, 2013, among the Company and the purchasers signatory thereto.

        Section 2.    Exercise.

          a)    Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise form annexed hereto. Within three (3) Trading Days following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier's check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

          b)    Exercise Price.    The exercise price per share of the Common Stock under this Warrant shall be $3.49, subject to adjustment hereunder (the "Exercise Price").

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          c)     Cashless Exercise.    If, at the time of exercise hereof, there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance of the Warrant Shares to the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	=	the VWAP on the Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a "cashless exercise," as set forth in the applicable Notice of Exercise;
(B)	=	the Exercise Price of this Warrant, as adjusted hereunder; and
(X)	=	the number of Warrant Shares that would be issuable upon exercise of this Warrant (or portion thereof if a partial exercise) in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

          "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

          d)    Mechanics of Exercise.

                i.  Delivery of Warrant Shares Upon Exercise.    The Warrant Shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder's prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system ("DWAC") if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder or (B) this Warrant is being exercised via cashless exercise, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is three (3) Trading Day after the latest of (A) the delivery to the Company of the Notice of Exercise and (B) surrender of this Warrant (if required), and (C) payment of the aggregate Exercise Price as set forth above (including by cashless exercise, if permitted) (such date, the "Warrant Share Delivery Date"). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein (in compliance with applicable securities laws) shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(vi) prior to the issuance of such shares, having been paid. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $2,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day for each Trading Day after the second Trading Day following such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise.

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               ii.  Delivery of New Warrants Upon Exercise.    If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

              iii.  Rescission Rights.    If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

              iv.  Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise.    In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to an exercise within two (2) Trading Days after the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction) or the Holder's brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue and that were sold times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

               v.  No Fractional Shares or Scrip.    No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

              vi.  Charges, Taxes and Expenses.    Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder in compliance with applicable securities laws; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for processing of any Notice of Exercise.

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             vii.  Closing of Books.    The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

          e)    Holder's Exercise Limitations.    The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder's Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder's Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company's most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon not less than 61 days' prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company and shall only apply to such Holder and no other Holder.

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  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

        Section 3.    Certain Adjustments.

          a)    Stock Dividends and Splits.    If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a stock distribution or distributions on shares of its Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          b)    [INTENTIONALLY DELETED].

          c)     Subsequent Rights Offerings.    In addition to any adjustments pursuant to the other subsections of this Section 3 above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder's right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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          d)    Pro Rata Distributions.    During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation). To the extent that this Warrant has not been partially or completed exercised at the time of such Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the Holder until the Holder has exercised this Warrant.

          e)    Fundamental Transaction.    If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than a reclassification under Section 3(a)), or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) or Section 2(f) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) or Section 2(f) on the exercise of this Warrant).

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  For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the "Successor Entity") to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

          f)     Calculations.    All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

          g)     Notice to Holder.

                i.  Adjustment to Exercise Price.    Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

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               ii.  Notice to Allow Exercise by Holder.    If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

        Section 4.    Transfer of Warrant.

          a)    Transferability.    This Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

          b)    New Warrants.    This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original Issue Date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

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          c)     Warrant Register.    The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

        Section 5.    Miscellaneous.

          a)    No Rights as Stockholder Until Exercise.    This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3.

          b)    Loss, Theft, Destruction or Mutilation of Warrant.    The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

          c)     Saturdays, Sundays, Holidays, etc.    If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

          d)    Authorized Shares.

            The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

            Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

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  Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

          e)    Jurisdiction.    All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

          f)     Restrictions.    The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

          g)     Nonwaiver and Expenses.    No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          h)    Notices.    Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

          i)     Limitation of Liability.    No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          j)     Remedies.    The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

          k)    Successors and Assigns.    Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

          l)     Amendment.    This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

          m)   Severability.    Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

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          n)    Headings.    The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

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        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

COMBIMATRIX CORPORATION
By:
Name:
Title:

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NOTICE OF EXERCISE

TO: COMBIMATRIX CORPORATION

        (1)   The undersigned hereby elects to purchase                Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

        (2)   Payment shall take the form of (check applicable box):

    ☐ in lawful money of the United States; or

    ☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

        (3)   Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

        The Warrant Shares shall be delivered to the following DWAC Account Number:

        (4)   Number of Shares of Common Stock Beneficially Owned on the date of exercise: Less than five percent (5%) of the outstanding Common Stock of the Company. The undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby, the undersigned will not own in excess of the number of shares of Common Stock permitted to be owned under Section 2(f) of this Warrant to which this notice relates.

[SIGNATURE OF HOLDER]

Name of Investing Entity:
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

EXHIBIT B

ASSIGNMENT FORM

        (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

        FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:	(Please Print)
Address:	(Please Print)
Dated: ,
Holder's Signature:
Holder's Address:

Appendix D

COMBIMATRIX CORPORATION

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES C 6% CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 151 OF THE
DELAWARE GENERAL CORPORATION LAW

        The undersigned, Mark McDonough and Scott R. Burell, do hereby certify that:

          1.     They are the President and Secretary, respectively, of CombiMatrix Corporation, a Delaware corporation (the "Corporation").

          2.     The Corporation is authorized to issue 5,000,000 shares of preferred stock, 335 of which are issued as Series B 6% Convertible Preferred Stock.

          3.     The following resolutions were duly adopted by the board of directors of the Corporation (the "Board of Directors"):

        WHEREAS, the certificate of incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, consisting of 5,000,000 shares, $0.001 par value per share, issuable from time to time in one or more series;

        WHEREAS, the Board of Directors is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

        WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of up to 2,500 shares of the preferred stock which the Corporation has the authority to issue, as follows:

        NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby designate and provide for the creation and issuance of a series of preferred stock and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

TERMS OF SERIES C PREFERRED STOCK

        Section 1.    Definitions.    For the purposes hereof, the following terms shall have the following meanings:

          "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

          "Alternate Consideration" shall have the meaning set forth in Section 7(e).

          "Base Conversion Price" shall have the meaning set forth in Section 7(b).

          "Beneficial Ownership Limitation" shall have the meaning set forth in Section 6(d).

          "Board of Directors" means the board of directors of the Corporation.

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          "Business Day" means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

          "Buy-In" shall have the meaning set forth in Section 6(c)(iv).

          "Change of Control Transaction" means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 40% of the voting securities of the Corporation (other than by means of conversion or exercise of Series C Preferred Stock and the Securities issued together with the Series C Preferred Stock), (b) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the stockholders of the Corporation immediately prior to such transaction own less than 60% of the aggregate voting power of the Corporation or the successor entity of such transaction, (c) the Corporation sells or transfers all or substantially all of its assets to another Person and the stockholders of the Corporation immediately prior to such transaction own less than 60% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a one year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the Original Issue Date), or (e) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

          "Closing Date" means, respectively, the date of the First Closing or the date of the Second Closing, and means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Subscription Amount as to the applicable Closing and (ii) the Corporation's obligations to deliver the Securities as to the applicable Closing, in each case, have been satisfied or waived.

          "Closing Dates" means, collectively, the dates of the First Closing and the Second Closing.

          "Closing(s)" means the closing(s) of the purchase and sale of the Securities pursuant to Section 2.1 of the Purchase Agreement.

          Commission" means the United States Securities and Exchange Commission.

          "Common Stock" means the Corporation's common stock, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

          "Common Stock Equivalents" means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

          "Conversion Amount" means the sum of the Stated Value at issue.

          "Conversion Date" shall have the meaning set forth in Section 6(a).

          "Conversion Price" shall have the meaning set forth in Section 6(b).

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          "Conversion Shares" means, collectively, the shares of Common Stock issued and issuable upon conversion of the shares of Series C Preferred Stock in accordance with the terms hereof.

          "Conversion Shares Registration Statement" means one or more registration statements that registers the resale of some or all of the Conversion Shares of the Holders, who shall be named as "selling stockholders" therein and meets the requirements of the Registration Rights Agreement.

          "Dilutive Issuance" shall have the meaning set forth in Section 7(b).

          "Dilutive Issuance Notice" shall have the meaning set forth in Section 7(b).

          "Dividend Conversion Rate" means 80% of the average of the VWAPs for the 5 consecutive Trading Days ending on the Trading Day that is immediately prior to the applicable Dividend Payment Date.

          "Dividend Conversion Shares" shall have the meaning set forth in Section 3(a).

          "Dividend Notice Period" shall have the meaning set forth in Section 3(a).

          "Dividend Payment Date" shall have the meaning set forth in Section 3(a).

          "Dividend Share Amount" shall have the meaning set forth in Section 3(a).

          "Effective Date" means each date that a Conversion Shares Registration Statement filed by the Corporation pursuant to the Registration Rights Agreement is declared effective by the Commission.

          "Equity Conditions" means, during the period in question, (a) the Corporation shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the applicable Holder on or prior to the dates so requested or required, if any, (b) the Corporation shall have paid all liquidated damages and other amounts owing and then lawfully payable under this Certificate of Designation to the applicable Holder in respect of the Series C Preferred Stock, (c)(i) there is an effective Conversion Shares Registration Statement pursuant to which the Holders are permitted to utilize the prospectus thereunder to resell all of the shares of Common Stock issued and issuable pursuant to the then outstanding Series C Preferred Stock (including, all Conversion Shares, Warrant Shares and shares issuable in lieu of cash payments of dividends, and the Corporation believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future) permitted by the Commission to be resold thereunder or (ii) all of the Underlying Shares may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements as determined by the counsel to the Corporation, (d) the Common Stock is trading on a Trading Market (other than the OTC Bulletin Board) and all of the Underlying Shares are listed or quoted for trading on such Trading Market (and the Corporation believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (e) there is a sufficient number of authorized, but unissued and otherwise unreserved, shares of Common Stock for the issuance of all of the Underlying Shares, (f) Shareholder Approval has been obtained, (g) the issuance of the shares in question to the applicable Holder would not violate the limitations set forth in Section 6(d) herein, (h) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated, (i) the applicable Holder is not in possession of any information provided by the Corporation that constitutes, or may constitute, material non-public information, and (j) for each Trading Day in a period of 20 consecutive Trading Days prior to the applicable date in question, the daily dollar trading volume for the Common Stock on the principal Trading Market exceeds $75,000 per Trading Day.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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          "Exempt Issuance" means the issuance of (a) shares of Common Stock or options or other awards to employees, independent contractors providing service to the Corporation, officers or directors of the Corporation pursuant to any stock or option plan or agreement duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) Securities issued and issuable pursuant to the Purchase Agreement and securities upon the exercise or exchange of or conversion of any Securities issued and issuable pursuant to the Purchase Agreement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Purchase Agreement, provided that such securities have not been amended since the date of the Purchase Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (c) securities issued pursuant to Section 3 of the Certificate of Designation, (d) securities issued to the Corporation by its Subsidiaries, and (e) securities issued pursuant to acquisitions, mergers, consolidations or strategic transactions (including licensing and partnering agreements) or purchase of all or substantially all of the securities or assets of another entity approved by a majority of the disinterested directors of the Corporation, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Corporation and shall provide to the Corporation additional benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

          "Fundamental Transaction" shall have the meaning set forth in Section 7(e).

          "GAAP" means United States generally accepted accounting principles.

          "Holder" means the Persons who hold the Series C Preferred Stock at any given time.

          "Junior Securities" means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Series C Preferred Stock in dividend rights or liquidation preference.

          "Liquidation" shall have the meaning set forth in Section 5.

          "New York Courts" shall have the meaning set forth in Section 11(d).

          "Notice of Conversion" shall have the meaning set forth in Section 6(a).

          "Original Issue Date" means the date of the first issuance of any shares of the Series C Preferred Stock regardless of the number of transfers of any particular shares of Series C Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series C Preferred Stock.

          "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          "Purchase Agreement" means the Securities Purchase Agreement, dated as of May 3, 2013, among the Corporation and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms.

          "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date of the Purchase Agreement, among the Corporation and the original Holders, in the form of Exhibit B attached to the Purchase Agreement.

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          "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          "Securities" means the Series C Preferred Stock, the Warrants and the Underlying Shares.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Series A Preferred Stock" means the Series A 6% Convertible Preferred Stock of the Corporation.

          "Series B Preferred Stock" means the Series B 6% Convertible Preferred Stock of the Corporation

          "Series C Preferred Stock" shall have the meaning set forth in Section 2.

          "Share Delivery Date" shall have the meaning set forth in Section 6(c).

          "Stated Value" shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

          "Shareholder Approval" means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the shareholders of the Corporation with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock on the First Closing Date.

          "Subscription Amount" shall mean, as to each Holder, the aggregate amount to be paid for the Series C Preferred Stock purchased pursuant to the Purchase Agreement as specified below such Holder's name on the signature page of the Purchase Agreement and next to the heading "Subscription Amount," in United States dollars and in immediately available funds.

          "Subsidiary" means any subsidiary of the Corporation as set forth on Exhibit 21.1 to the Corporation's Annual Report on Form 10-K for the year ended December 31, 2012, as amended, and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after the date of the Purchase Agreement.

          "Successor Entity" shall have the meaning set forth in Section 7(e).

          "Trading Day" means a day on which the principal Trading Market is open for trading.

          "Trading Market" means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

          "Transaction Documents" means this Certificate of Designation, the Purchase Agreement, the Warrants, the Registration Rights Agreement, the Voting Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Purchase Agreement.

          "Transfer Agent" means Computershare, the current transfer agent of the Corporation with a mailing address of 520 Pike Street, Suite 1220, Seattle, Washington 98101 and a facsimile number of (206) 674-3059, and any successor transfer agent of the Corporation.

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          "Underlying Shares" means the shares of Common Stock issued and issuable upon conversion of the Series C Preferred Stock, upon exercise of the Warrants and issued and issuable in lieu of the cash payment of dividends on the Series C Preferred Stock in accordance with the terms of this Certificate of Designation.

          "Voting Agreement" means the written agreement, in the form of Exhibit E attached to the Purchase Agreement, of all of the officers, directors and stockholders holding more than 10% of the issued and outstanding shares of Common Stock on the date hereof to vote all Common Stock over which such Persons have voting control as of the record date for the meeting of stockholders of the Corporation, amounting to, in the aggregate, at least 4.95% of the issued and outstanding Common Stock.

          "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Securities then outstanding and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

          "Warrants" means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) of the Purchase Agreement, which Warrants shall be exercisable 6 months following their issuance and have a term of exercise expiring 5 1/2 years from the applicable Closing, in the form of Exhibit C attached of the Purchase Agreement.

          "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

        Section 2.    Designation, Amount and Par Value.    The series of preferred stock created hereunder shall be designated as its Series C 6% Convertible Preferred Stock (the "Series C Preferred Stock") and the number of shares so designated shall be 2,500 (which shall not be subject to increase without the written consent of the Holders of 67% of the Series C Preferred Stock). Each share of Series C Preferred Stock shall have a par value of $0.001 per share and a stated value equal to $1,000, subject to increase set forth in Section 3 below (the "Stated Value").

        Section 3.    Dividends.

          a)    Dividends in Cash or in Kind.    Holders shall be entitled to receive, and the Corporation shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) of 6% per annum, which rate shall increase by 1% on the date of each anniversary of the First Closing Date up to a maximum rate of 10% per annum. Such dividends shall be payable semi-annually on June 30 and December 31, beginning on the first such date after the Original Issue Date and on each Conversion Date (with respect only to Series C Preferred Stock being converted) (each such date, a "Dividend Payment Date") (if any Dividend Payment Date is not a Trading Day, the applicable payment shall be due on the next succeeding Trading Day) in cash out of legally available funds, or at the Corporation's option and only after Shareholder Approval has been obtained, in duly authorized, validly issued, fully paid and non-assessable shares of Common Stock as set forth in this Section 3(a), or a combination thereof (the dollar amount to be paid in shares of Common Stock, the "Dividend Share Amount").

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  The form of dividend payments to each Holder shall be determined in the following order of priority: (i) if funds are legally available for the payment of dividends and the Equity Conditions have not been met during the 5 consecutive Trading Days immediately prior to the applicable Dividend Payment Date or Conversion Date (the "Dividend Notice Period"), in cash only, (ii) if funds are legally available for the payment of dividends and the Equity Conditions have been met during the Dividend Notice Period, at the sole election of the Corporation, in any combination of cash or shares of Common Stock which shall be valued solely for such purpose at 80% of the average of the VWAPs for the 5 consecutive Trading Days ending on the Trading Day that is immediately prior to the applicable Dividend Payment Date or Conversion Date, (iii) if funds are not legally available for the payment of dividends and the Equity Conditions have been met during the Dividend Notice Period, in shares of Common Stock which shall be valued solely for such purpose at 80% of the average of the VWAPs for the 5 consecutive Trading Days ending on the Trading Day that is immediately prior to the applicable Dividend Payment Date or Conversion Date, (iv) if funds are not legally available for the payment of dividends and the Equity Condition relating to an effective Conversion Shares Registration Statement has been waived by such Holder, as to such Holder only, in unregistered shares of Common Stock (but only if Shareholder Approval has been obtained) which shall be valued solely for such purpose at 80% of the average of the VWAPs for the 5 consecutive Trading Days ending on the Trading Day that is immediately prior to the applicable Dividend Payment Date or Conversion Date, and (v) if funds are not legally available for the payment of dividends and the Equity Conditions have not been met during the Dividend Notice Period, then, at the election of such Holder, such dividends shall accrue to the next applicable Dividend Payment or Conversion Date or shall be accreted to, and increase, the outstanding Stated Value. In the event the Corporation notifies the Holders that it will pay dividends in whole or in part in shares of Common Stock based on its good faith and reasonable belief that the Corporation it will be in compliance with the Equity Conditions during the Dividend Notice Period, and the Corporation determines on or before the first day of the dividend notice period that it will not be in compliance with the Equity Conditions, it shall so notify the Holders and each holder may elect to receive Common Stock or cash. The Holders shall have the same rights and remedies with respect to the delivery of any such shares as if such shares were being issued pursuant to Section 6.

          b)    Corporation's Ability to Pay Dividends in Cash or Kind.    On each Closing Date, the Corporation shall have notified the Holders whether or not it may legally pay cash dividends as of each Closing Date. The Corporation shall promptly notify the Holders at any time the Corporation shall become able or unable, as the case may be, to legally pay cash dividends. If at any time the Corporation has the right to pay dividends in cash or shares of Common Stock, the Corporation must provide the Holders with at least 20 Trading Days' notice of its election to pay a regularly scheduled dividend in shares of Common Stock (the Corporation may indicate in such notice that the election contained in such notice shall continue for later periods until revised by a subsequent notice). The aggregate number of shares of Common Stock otherwise issuable to a Holder on a Dividend Payment Date shall be reduced by the number of shares of Common Stock previously issued to such Holder in connection with such Dividend Payment Date.

          c)    Dividend Calculations.    Dividends on the Series C Preferred Stock shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Original Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Payment of dividends in shares of Common Stock shall otherwise occur pursuant to Section 6(c)(i) herein and, solely for purposes of the payment of dividends in shares, the Dividend Payment Date shall be deemed the Conversion Date. Dividends shall cease to accrue with respect to any Series C Preferred Stock converted, provided that the Corporation actually delivers the Conversion Shares within the time period required by Section 6(c)(i) herein, in which case dividends shall cease to accrue with respect to such converted Series C Preferred Stock on the date the Corporation actually delivers the Conversion Shares. Except as otherwise provided herein, if at any time the Corporation pays dividends partially in cash and partially in shares, then such payment shall be distributed ratably among the Holders based upon the number of shares of Series C Preferred Stock held by each Holder on such Dividend Payment Date.

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          d)    Late Fees.    If funds are legally available for the payment of cash dividends and the Corporation is required to or elects to pay dividends in cash, then such cash dividends that are not paid within three Trading Days following a Dividend Payment Date shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 18% per annum or the lesser rate permitted by applicable law which shall accrue daily from the Dividend Payment Date through and including the date of actual payment in full.

          e)    Other Securities.    So long as any Series C Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities. So long as any Series C Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution upon (other than a dividend or distribution described in Section 6 or dividends due and paid in the ordinary course on preferred stock of the Corporation at such times when the Corporation is in compliance with its payment and other obligations hereunder), nor shall any distribution be made in respect of, any Junior Securities as long as any dividends due on the Series C Preferred Stock remain unpaid, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Series C Preferred Stock.

          f)    Special Reserves.    The Corporation acknowledges and agrees that the capital of the Corporation (as such term is used in Section 154 of the Delaware General Corporation Law) in respect of the Series C Preferred Stock and any future issuances of the Corporation's capital stock shall be equal to the aggregate par value of such Series C Preferred Stock or capital stock, as the case may be, and that, on or after the date of the Purchase Agreement, it shall not increase the stated capital of the Corporation with respect to any shares of the Corporation's capital stock issued and outstanding on such date. The Corporation also acknowledges and agrees that it shall not create any special reserves under Section 171 of the Delaware General Corporation Law without the prior written consent of each Holder.

        Section 4.    Voting Rights.    Except as otherwise provided herein or as otherwise required by law, the Series C Preferred Stock shall have no voting rights. However, as long as any shares of Series C Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Series C Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5) senior to, or otherwise pari passu with, the Series C Preferred Stock, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the Series C Preferred Stock, (d) increase the number of authorized shares of Series C Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

        Section 5.    Liquidation.    Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a "Liquidation"), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due and owing thereon under this Certificate of Designation, for each share of Series C Preferred Stock after any distribution or payment to the holders of the Series A Preferred Stock and the Series B Preferred Stock and before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction shall be deemed a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

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        Section 6.    Conversion.

          a)    Conversions at Option of Holder.    After Shareholder Approval has been obtained, each share of Series C Preferred Stock shall be convertible, at any time and from time to time at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d)) determined by dividing the Stated Value of such share of Series C Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a "Notice of Conversion"). Each Notice of Conversion shall specify the number of shares of Series C Preferred Stock to be converted, the number of shares of Series C Preferred Stock owned prior to the conversion at issue, the number of shares of Series C Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the "Conversion Date"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Series C Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Series C Preferred Stock to the Corporation unless all of the shares of Series C Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Series C Preferred Stock promptly following the Conversion Date at issue. Shares of Series C Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

          b)    Conversion Price.    The conversion price for the Series C Preferred Stock shall equal $3.05, subject to adjustment herein (the "Conversion Price"). In addition, on the Second Closing Date, the Conversion Price shall be reduced, and only reduced, to the lesser of (x) the then Conversion Price, as adjusted and taking into consideration any prior resets, or (y) 90% of the VWAP on the Second Closing Date (the "Reset Conversion Price", which shall thereafter be the new Conversion Price, subject to further adjustment hereunder).

          c)    Mechanics of Conversion

                i.  Delivery of Certificate Upon Conversion.    Not later than three (3) Trading Days after each Conversion Date (the "Share Delivery Date"), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) a certificate or certificates representing the Conversion Shares which, on or after the earlier of (i) the 6 month anniversary of the date of issuance and delivery of a customary representation letter by the Holder (provided, however, if prior to the 12-month anniversary of the date of issuance, such representation letter includes a representation by the Holder that the Conversion Shares have been sold pursuant to Rule 144), or (ii) the Effective Date of a Conversion Shares Registration Statement covering the resale of such Conversion Shares that continues to be effective, shall be free of restrictive legends and trading restrictions (other than those which may then be required by the Purchase Agreement) representing the number of Conversion Shares being acquired upon the conversion of the Series C Preferred Stock (including, if the Corporation has given continuous notice pursuant to Section 3(b) for payment of dividends in shares of Common Stock at least 5 Trading Days prior to the date on which the Notice of Conversion is delivered to the Corporation, shares of Common Stock representing the payment of accrued dividends otherwise determined pursuant to Section 3(a) but assuming that the Dividend Notice Period is the 5 Trading Days period immediately prior to the date on which the Notice of Conversion is delivered to the Corporation and excluding for such issuance the condition that the Corporation deliver the Dividend Share Amount as to such dividend payment), and (B) a bank check in the amount of accrued and unpaid dividends (if the Corporation has elected or is required to pay accrued dividends in cash).

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    On or after the earlier of (i) the 12 month (or 6 month if sold pursuant to Rule 144 prior to issuance) anniversary of the date of issuance and delivery of a customary representation letter by the Holder or (ii) the Effective Date of a Conversion Shares Registration Statement covering the resale of such Conversion Shares that continues to be effective, the Corporation shall use its best efforts to deliver any certificate or certificates required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

               ii.  Failure to Deliver Certificates.    If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Series C Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Common Stock certificates issued to such Holder pursuant to the rescinded Conversion Notice.

              iii.  Obligation Absolute; Partial Liquidated Damages.    The Corporation's obligation to issue and deliver the Conversion Shares upon conversion of Series C Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Series C Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series C Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Series C Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such certificate or certificates pursuant to Section 6(c)(i) on the second Trading Day after the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $2,000 of Stated Value of Series C Preferred Stock being converted, $10 per Trading Day for each Trading Day after the second Trading Day after the Share Delivery Date until such certificates are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder's right to pursue actual damages for the Corporation's failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

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              iv.  Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion.    In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable certificate or certificates within two Trading Days after the Share Delivery Date pursuant to Section 6(c)(i), and if after such date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder's brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a "Buy-In"), then the Corporation shall (A) pay in cash to such Holder the amount, if any, by which (x) such Holder's total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue and that were sold multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series C Preferred Stock equal to the number of shares of Series C Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series C Preferred Stock with respect to which the actual sale price of the Conversion Shares giving rise to such purchase obligation was a total of $10,000, under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation's failure to timely deliver shares of Common Stock upon conversion of the shares of Series C Preferred Stock as required pursuant to the terms hereof.

               v.  Reservation of Shares Issuable Upon Conversion.    The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series C Preferred Stock and payment of dividends on the Series C Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Series C Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Series C Preferred Stock and payment of dividends hereunder. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, shall be registered for public resale in accordance with such Conversion Shares Registration Statement (subject to such Holder's compliance with its obligations under the Registration Rights Agreement).

              vi.  Fractional Shares.    No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Series C Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

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             vii.  Transfer Taxes and Expenses.    The issuance of certificates for shares of the Common Stock on conversion of this Series C Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders of such shares of Series C Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for processing of any Notice of Conversion.

          d)    Beneficial Ownership Limitation.    The Corporation shall not effect any conversion of the Series C Preferred Stock, and a Holder shall not have the right to convert any portion of the Series C Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder's Affiliates, and any Persons acting as a group together with such Holder or any of such Holder's Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Series C Preferred Stock beneficially owned by such Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Series C Preferred Stock or the Warrants) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Series C Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Series C Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder's determination of whether the shares of Series C Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Series C Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation's most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding.

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  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series C Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series C Preferred Stock held by the applicable Holder. A Holder, upon not less than 61 days' prior notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Series C Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Series C Preferred Stock held by the Holder and the provisions of this Section 6(d) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Series C Preferred Stock.

        Section 7.    Certain Adjustments.

          a)    Stock Dividends and Stock Splits.    If the Corporation, at any time while this Series C Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Series C Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then in each case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          b)    Subsequent Equity Sales.    If, at any time while this Series C Preferred Stock is outstanding, the Corporation or any Subsidiary, as applicable sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents at an effective price per share less than the then in effect Conversion Price (such lower price, the "Base Conversion Price" and such issuances, collectively, a "Dilutive Issuance") (it being understood and agreed that if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance at such effective price), then simultaneously with the consummation of each Dilutive Issuance the Conversion Price shall be reduced to equal the Base Conversion Price.

13

  Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustment shall be made, paid or issued under this Section 7(b) in respect of an Exempt Issuance. If the Corporation enters into a Variable Rate Transaction, despite the prohibition set forth in the Purchase Agreement, the Corporation shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion price at which such securities may be converted or exercised. The Corporation shall notify the Holders in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to this Section 7(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Section 7(b), upon the occurrence of any Dilutive Issuance, the Holders are entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether a Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

          c)    Subsequent Rights Offerings.    In addition to any adjustments pursuant to the other subsections of this Section 7, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "Purchase Rights"), then the Holder of Series C Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder's Series C Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder's right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

          d)    Pro Rata Distributions.    During such time as this Series C Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Series C Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete Conversion of this Series C Preferred Stock (without regard to any limitations on Conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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          e)    Fundamental Transaction.    If, at any time while this Series C Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than a reclassification under Section 7(a)), or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a "Fundamental Transaction"), then, upon any subsequent conversion of this Series C Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 6(d) on the conversion of this Series C Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Series C Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of this Series C Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series C Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders' right to convert such preferred stock into Alternate Consideration.

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  The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the "Successor Entity") to assume in writing all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents in accordance with the provisions of this Section 7(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Series C Preferred Stock, deliver to the Holder in exchange for this Series C Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Series C Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Series C Preferred Stock (without regard to any limitations on the conversion of this Series C Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Series C Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the "Corporation" shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

          f)    Calculations.    All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

          g)    Notice to the Holders.

                i.  Adjustment to Conversion Price.    Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

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               ii.  Notice to Allow Conversion by Holder.    If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Series C Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall file such notice with the Commission pursuant to a Current Report on Form 8-K within one Trading Day. The Holder shall remain entitled to convert the Conversion Amount of this Series C Preferred Stock (or any part hereof) during the 10-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

        Section 8.    [RESERVED]

        Section 9.    [RESERVED]

        Section 10.    [RESERVED]

        Section 11.    Miscellaneous.

          a)    Notices.    Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above Attention: Chief Financial Officer, facsimile number (949) 753-1504, or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Purchase Agreement.

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  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the third Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

          b)    Absolute Obligation.    Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Series C Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

          c)    Lost or Mutilated Series C Preferred Stock Certificate.    If a Holder's Series C Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series C Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

          d)    Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

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          e)    Waiver.    No provision of this Certificate of Designation may be waived, modified, supplemented or amended except in a written instrument signed by the Company and approved by the Holders of a majority of the then outstanding shares of Series C Preferred Stock. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

          f)    Severability.    If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

          g)    Next Business Day.    Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

          h)    Headings.    The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

          i)    Status of Converted or Redeemed Series C Preferred Stock.    Shares of Series C Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Series C Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series C 6% Convertible Preferred Stock.

*********************

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RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file this Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Delaware law.

        IN WITNESS WHEREOF, the undersigned have executed this Certificate this 3rd day of May 2013.

/s/ MARK MCDONOUGH		/s/ SCOTT BURELL
Name:	Mark McDonough	Name:	Scott Burell
Title:	Chief Executive Officer and President	Title:	Chief Financial Officer, Secretary and Treasurer

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ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES C PREFERRED STOCK)

        The undersigned hereby irrevocably elects to convert the number of shares of Series C 6% Convertible Preferred Stock indicated below into shares of common stock, par value $0.001 per share (the "Common Stock"), of CombiMatrix Corporation, a Delaware corporation (the "Corporation"), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the Purchase Agreement. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

        The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended. The undersigned represents and warrants to the Corporation that in giving effect to the conversion evidenced hereby, the undersigned will not own in excess of the number of shares of Common Stock permitted to be owned under Section 6(d) of the Certificate of Designation.

        Conversion calculations:

Date to Effect Conversion:

Number of shares of Series C Preferred Stock owned prior to Conversion:

Number of shares of Series C Preferred Stock to be Converted:

Stated Value of shares of Series C Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Applicable Conversion Price:

Number of shares of Series C Preferred Stock subsequent to Conversion:

Address for Delivery:
or
DWAC Instructions:

Broker no:

Account no:

[HOLDER]
By:
Name:
Title:

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Appendix E

SECURITIES PURCHASE AGREEMENT

        This Securities Purchase Agreement (this "Agreement") is dated as of May 3, 2013, between CombiMatrix Corporation, a Delaware corporation (the "Company"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively, the "Purchasers").

        WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

        NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

        1.1    Definitions.    In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Certificate of Designation (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

          "Acquiring Person" shall have the meaning ascribed to such term in Section 4.7.

          "Action" shall have the meaning ascribed to such term in Section 3.1(j).

          "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

          "Board of Directors" means the board of directors of the Company.

          "Business Day" means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

          "Certificate of Designation" means the Certificate of Designation to be filed prior to the First Closing by the Company with the Secretary of State of Delaware, in the form of Exhibit A attached hereto.

          "Closing Date" means, respectively, the date of the First Closing or the date of the Second Closing, and means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Subscription Amount as to the applicable Closing and (ii) the Company's obligations to deliver the Securities as to the applicable Closing, in each case, have been satisfied or waived.

          "Closing Dates" means, collectively, the dates of the First Closing and the Second Closing.

          "Closing(s)" means the closing(s) of the purchase and sale of the Securities pursuant to Section 2.1.

          "Closing Statement" means the Closing Statement in the form on Annex A attached hereto.

          "Commission" means the United States Securities and Exchange Commission.

          "Common Stock" means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

          "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

          "Company Counsel" means Dorsey & Whitney LLP, with offices located at 600 Anton Boulevard, Suite 2000, Costa Mesa, California 92626.

          "Conversion Price" shall have the meaning ascribed to such term in the Certificate of Designation.

          "Conversion Shares" means, collectively, the shares of Common Stock issued and issuable upon conversion of the shares of Series C Preferred Stock in accordance with the terms of the Certificate of Designation.

          "Disclosure Schedules" shall have the meaning ascribed to such term in Section 3.1.

          "EGS" means Ellenoff Grossman & Schole LLP, with offices located at 150 East 42nd Street, New York, New York 10017.

          "Effective Date" means the earliest of the date that (a) the Registration Statement covering the resale of the Conversion Shares in question has been declared effective by the Commission, (b) all of the Registrable Securities (as defined in the Registration Rights Agreement) have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions or (c) following the one year anniversary of the Closing Date provided that a holder of Registrable Securities is not an Affiliate of the Company under Rule 144, all of the Registrable Securities may be sold pursuant to an exemption from registration under Section 4(1) of the Securities Act without volume or manner-of-sale restrictions and Company counsel has delivered to such holders a standing written opinion that resales may then be made by such holders of the Registrable Securities pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders.

          "Evaluation Date" shall have the meaning ascribed to such term in Section 3.1(r).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "Exempt Issuance" means the issuance of (a) shares of Common Stock or options or other awards to employees, independent contractors providing service to the Company, officers or directors of the Company pursuant to any stock or option plan or agreement duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) Securities issued and issuable pursuant to this Agreement and securities upon the exercise or exchange of or conversion of any Securities issued and issuable hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (c) securities issued pursuant to Section 3 of the Certificate of Designation, (d) securities issued to the Company by its Subsidiaries, and (e) securities issued pursuant to acquisitions, mergers, consolidations or strategic transactions (including licensing and partnering agreements) or purchase of all or substantially all of the securities or assets of another entity approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

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          "FCPA" means the Foreign Corrupt Practices Act of 1977, as amended.

          "FDA" shall have the meaning ascribed to such term in Section 3.1(kk).

          "FDCA" shall have the meaning ascribed to such term in Section 3.1(kk).

          "GAAP" shall have the meaning ascribed to such term in Section 3.1(h).

          "Indebtedness" shall have the meaning ascribed to such term in Section 3.1(aa).

          "Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(o).

          "Investor Rights Agreement" shall have the meaning ascribed to such term in Section 4.12(a).

          "Legend Removal Date" shall have the meaning ascribed to such term in Section 4.1(c).

          "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

          "Material Adverse Effect" shall have the meaning assigned to such term in Section 3.1(b).

          "Material Permits" shall have the meaning ascribed to such term in Section 3.1(m).

          "Maximum Rate" shall have the meaning ascribed to such term in Section 5.17.

          "Participation Maximum" shall have the meaning ascribed to such term in Section 4.12(a).

          "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          "Pharmaceutical Product" shall have the meaning ascribed to such term in Section 3.1(kk).

          "Pre-Notice" shall have the meaning ascribed to such term in Section 4.12(b).

          "Pro Rata Portion" shall have the meaning ascribed to such term in Section 4.12(e).

          "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          "Public Information Failure" shall have the meaning ascribed to such term in Section 4.3(b).

          "Public Information Failure Payments" shall have the meaning ascribed to such term in Section 4.3(b).

          "Purchaser Party" shall have the meaning ascribed to such term in Section 4.10.

          "Registration Rights Agreement" means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit B attached hereto.

          "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by each Purchaser as provided for in the Registration Rights Agreement.

          "Required Approvals" shall have the meaning ascribed to such term in Section 3.1(e).

          "Required Minimum" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise in full of all outstanding Warrants or conversion in full of all outstanding shares of Series C Preferred Stock, ignoring any conversion or exercise limits set forth therein, and assuming that any previously unconverted shares of Series C Preferred Stock are held until the third anniversary of the Closing Date and all dividends are paid in shares of Common Stock until such third anniversary.

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          "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          "SEC Reports" shall have the meaning ascribed to such term in Section 3.1(h).

          "Securities" means the Series C Preferred Stock, the Warrants and the Underlying Shares.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Series C Preferred Stock" means the up to 2,400 shares of the Company's 6% Series C Convertible Preferred Stock issued hereunder having the rights, preferences and privileges set forth in the Certificate of Designation, in the form of Exhibit A hereto.

          "Shareholder Approval" means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock on the First Closing Date.

          "Short Sales" means all "short sales" as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

          "Stated Value" means $1,000 per share of Series C Preferred Stock.

          "Subscription Amount" shall mean, as to each Purchaser, the aggregate amount to be paid for the Series C Preferred Stock purchased hereunder as specified below such Purchaser's name on the signature page of this Agreement and next to the heading "Subscription Amount," in United States dollars and in immediately available funds.

          "Subsequent Financing" shall have the meaning ascribed to such term in Section 4.12(a).

          "Subsequent Financing Notice" shall have the meaning ascribed to such term in Section 4.12(b).

          "Subsidiary" means any subsidiary of the Company as set forth on Exhibit 21.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2012, as amended, and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

          "Trading Day" means a day on which the principal Trading Market is open for trading.

          "Trading Market" means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

          "Transaction Documents" means this Agreement, the Certificate of Designation, the Warrants, the Registration Rights Agreement, the Voting Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

          "Transfer Agent" means Computershare, the current transfer agent of the Company, with a mailing address of 520 Pike Street, Suite 1220, Seattle, Washington 98101 and a facsimile number of (206) 674-3059, and any successor transfer agent of the Company.

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          "Underlying Shares" means the shares of Common Stock issued and issuable upon conversion of the Series C Preferred Stock, upon exercise of the Warrants, and issued and issuable in lieu of the cash payment of dividends on the Series C Preferred Stock in accordance with the terms of the Certificate of Designation.

          "Variable Rate Transaction" shall have the meaning ascribed to such term in Section 4.13(b).

          "Voting Agreement" means the written agreement, in the form of Exhibit E attached hereto, of all of the officers, directors and stockholders holding more than 10% of the issued and outstanding shares of Common Stock on the date hereof to vote all Common Stock over which such Persons have voting control as of the record date for the meeting of stockholders of the Company in favor of Shareholder Approval, amounting to, in the aggregate, at least 4.95% of the issued and outstanding Common Stock.

          "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

          "Warrants" means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable 6 months following their issuance and have a term of exercise expiring 5 1/2 years from the applicable Closing, in the form of Exhibit C attached hereto.

          "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.
PURCHASE AND SALE

        2.1    Closing.    On the Closing Dates, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of 2,400 shares of Series C Preferred Stock with an aggregate Stated Value for each Purchaser equal to such Purchaser's Subscription Amount as set forth on the signature page hereto executed by such Purchaser, and Warrants as determined pursuant to Section 2.2(a), it being understood that, and as more fully described below, each Purchaser shall indicate on its signature page the aggregate Subscription Amount to be purchased hereunder by such Purchaser, and such Purchaser shall purchase Series C Preferred Stock and Warrants for a Subscription Amount equal to 50% of its aggregate Subscription Amount on the First Closing Date and purchase Series C Preferred Stock and Warrants for a Subscription Amount equal to 50% of its aggregate Subscription Amount on the Second Closing Date, subject to the conditions set forth herein. Each Purchaser shall deliver to the Company, via wire transfer, immediately available funds equal to its Subscription Amount as to the applicable Closing and the Company shall deliver to each Purchaser its respective shares of Series C Preferred Stock and Warrants as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the applicable Closing.

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The Closings shall take place in two stages as set forth below (respectively, the "First Closing" and the "Second Closing" and the respective dates thereof, the "First Closing Date" and the "Second Closing Date"). Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, each Closing shall occur at the offices of EGS or such other location as the parties shall mutually agree.

          (a)   First Closing.    The First Closing shall be for up to 50% of the aggregate Subscription Amount subscribed for by all Purchasers hereunder and shall occur on, or as soon as reasonably practicable following, the date hereof.

          (b)   Second Closing.    The Second Closing shall be for up to 50% of the aggregate Subscription Amount subscribed for by all Purchasers hereunder and shall occur within 5 Business Days following the date Shareholder Approval is received and effective.

        2.2    Deliveries.

          (a)   On or prior to each Closing Date (except as specified below), the Company shall deliver or cause to be delivered to each Purchaser the following:

              (i)  as to the First Closing, this Agreement duly executed by the Company;

             (ii)  a legal opinion of Company Counsel;

            (iii)  a certificate evidencing a number of shares of Series C Preferred Stock equal to such Purchaser's Subscription Amount as to the applicable Closing divided by the Stated Value, registered in the name of such Purchaser and evidence of the filing and acceptance of the Certificate of Designation from the Secretary of State of Delaware;

            (iv)  as to the First Closing, a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 125% of such Purchaser's aggregate Subscription Amount as to the First Closing divided by the initial Conversion Price, with an exercise price equal to $3.77;

             (v)  as to the Second Closing, a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 125% of such Purchaser's aggregate Subscription Amount as to the Second Closing divided by the initial Conversion Price, with an exercise price equal 110% of the market value (as defined by Nasdaq rules) of one share of Common Stock on the Second Closing Date, subject to adjustment therein;

            (vi)  as to the First Closing, the Voting Agreements; and

           (vii)  as to the First Closing, the Registration Rights Agreement duly executed by the Company.

          (b)   On or prior to each Closing Date (except as indicated), each Purchaser shall deliver or cause to be delivered to the Company, the following:

              (i)  as to the First Closing, this Agreement duly executed by such Purchaser;

             (ii)  such Purchaser's Subscription Amount as to the applicable Closing, by wire transfer to the account specified in writing by the Company; and

            (iii)  as to the First Closing, the Registration Rights Agreement duly executed by such Purchaser.

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        2.3    Closing Conditions.

          (a)   The obligations of the Company hereunder in connection with each Closing are subject to the following conditions being met:

              (i)  the accuracy in all material respects on the applicable Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate in all material respects as of such date);

             (ii)  all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the applicable Closing Date shall have been performed in all material respects;

            (iii)  the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement; and

            (iv)  as to the Second Closing, Shareholder Approval shall have been received and effective.

          (b)   The respective obligations of the Purchasers hereunder in connection with each Closing are subject to the following conditions being met:

              (i)  the accuracy in all material respects when made and on the applicable Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate in all material respects as of such date);

             (ii)  all obligations, covenants and agreements of the Company required to be performed at or prior to the applicable Closing Date shall have been performed in all material respects;

            (iii)  the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

            (iv)  as to the Second Closing only, Shareholder Approval shall have been received and effective and such receipt shall have occurred on or before the 60th day following the First Closing Date;

             (v)  there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

            (vi)  from the date hereof until the Second Closing Date, the Common Stock shall have been listed or quoted for trading on the Nasdaq Capital Market; and

           (vii)  from the date hereof to the applicable Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Nasdaq Capital Market and, at any time prior to the applicable Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Nasdaq Capital Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the applicable Closing.

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ARTICLE III.
REPRESENTATIONS AND WARRANTIES

        3.1    Representations and Warranties of the Company.    Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be delivered separately to the Purchasers and shall qualify any representation or warranty made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

          (a)    Subsidiaries.    All of the direct and indirect subsidiaries of the Company are set forth on Exhibit 21.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2012, as amended. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

          (b)    Organization and Qualification.    The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

          (c)    Authorization; Enforcement.    The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company's stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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          (d)    No Conflicts.    The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

          (e)    Filings, Consents and Approvals.    The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.6 of this Agreement, (ii) the filings with the Commission pursuant to the Registration Rights Agreement, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Underlying Shares for trading thereon in the time and manner required thereby, (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws, (v) the filing of the Certificate of Designation with the Delaware Secretary of State and (vi) Shareholder Approval (collectively, the "Required Approvals").

          (f)    Issuance of the Securities.    The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Required Minimum on the date hereof.

          (g)    Capitalization.    The capitalization of the Company is as set forth in the SEC Reports. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents which has not been waived in connection with the transactions contemplated hereby.

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  Except as a result of the purchase and sale of the Securities, and except as set forth in Schedule 3.1(g) and for stock options and other equity grants to employees made under the Company's existing stock plans, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities other than Required Approvals. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders except as contemplated by the Transaction Documents.

          (h)    SEC Reports; Financial Statements.    The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

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          (i)    Material Changes; Undisclosed Events, Liabilities or Developments.    Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i), no material event, liability, fact, circumstance, occurrence or development has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

          (j)    Litigation.    Except as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. To the knowledge of the Company, the Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

          (k)    Labor Relations.    No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Company, none of the Company's or its Subsidiaries' employees is a member of a union that relates to such employee's relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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          (l)    Compliance.    Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

          (m)    Regulatory Permits.    The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

          (n)    Title to Assets.    The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, (ii) Liens reflected in the Company's financial statements and (iii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in material compliance.

          (o)    Intellectual Property.    To its knowledge, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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          (p)    Insurance.    The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

          (q)    Transactions With Affiliates and Employees.    Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

          (r)    Sarbanes-Oxley; Internal Accounting Controls.    The Company and the Subsidiaries are in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the applicable Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms. The Company's certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

          (s)    Certain Fees.    Except as set forth on Schedule 3.1(s), no brokerage or finder's fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

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          (t)    Private Placement.    Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

          (u)    Investment Company.    The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an "investment company" subject to registration under the Investment Company Act of 1940, as amended.

          (v)    Registration Rights.    Other than each of the Purchasers and except as set forth on Schedule 3.1(v), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

          (w)    Listing and Maintenance Requirements.    The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as set forth in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. Except as set forth in the SEC Reports, the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in material compliance with all such listing and maintenance requirements.

          (x)    Application of Takeover Protections.    The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

          (y)    Disclosure.    Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

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          (z)    No Integrated Offering.    Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

          (aa)    Solvency.    Based on the consolidated financial condition of the Company as of each Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company's assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the applicable Closing Date. The SEC Reports set forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" means (x) any liabilities for borrowed money or amounts owed in excess of $500,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company's consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $500,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

          (bb)    Tax Status.    Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

          (cc)    No General Solicitation.    Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, the Company has offered the Securities for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

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          (dd)    Foreign Corrupt Practices.    Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

          (ee)    Accountants.    The Company's accounting firm is set forth in the SEC Reports. To the knowledge and belief of the Company, such accounting firm: (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company's Annual Report for the fiscal year ending December 31, 2013.

          (ff)    Seniority.    As of each Closing Date, no Indebtedness or other claim against the Company is senior to the Series C Preferred Stock in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

          (gg)    No Disagreements with Accountants and Lawyers.    There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company's ability to perform any of its obligations under any of the Transaction Documents.

          (hh)    Acknowledgment Regarding Purchasers' Purchase of Securities.    The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

          (ii)    Acknowledgment Regarding Purchaser's Trading Activity.    Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(f) and 4.15 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or "derivative" securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or "derivative" transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company's publicly-traded securities and (iii) each Purchaser shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction.

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  The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Underlying Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

          (jj)    Regulation M Compliance.    The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company's placement agent in connection with the placement of the Securities.

          (kk)    FDA.    As to each product subject to the jurisdiction of the U.S. Food and Drug Administration ("FDA") under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder ("FDCA") that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a "Pharmaceutical Product"), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the Company's knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

          (ll)    Form S-3 Eligibility.    The Company is eligible to register the resale of that number of Underlying Shares permitted by Commission rules and guidance for resale by the Purchaser on Form S-3 promulgated under the Securities Act.

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          (mm)    Stock Option Plans.    Each stock option granted by the Company under the Company's stock option plan was granted (i) in accordance with the terms of the Company's stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company's stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

          (nn)    Office of Foreign Assets Control.    Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC").

          (oo)    U.S. Real Property Holding Corporation.    The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser's request.

          (pp)    Bank Holding Company Act.    Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the "BHCA") and to regulation by the Board of Governors of the Federal Reserve System (the "Federal Reserve"). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

          (qq)    Money Laundering.    The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the "Money Laundering Laws"), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company and any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

        3.2    Representations and Warranties of the Purchasers.    Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the applicable Closing Date to the Company as follows (unless as of a specific date therein):

          (a)    Organization; Authority.    Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser.

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  Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

          (b)    Own Account.    Such Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

          (c)    Purchaser Status.    At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants or converts any shares of Series C Preferred Stock or is paid any dividends on the Series C Preferred Stock in shares of stock, it will be an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

          (d)    Experience of Such Purchaser.    Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

          (e)    General Solicitation.    Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (f)    Certain Transactions and Confidentiality.    Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

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  Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

          (g)    Non-US Persons.    If such Purchaser is not a United States Person, it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to purchase the Securities or any use of this Agreement or any Transaction Document, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any necessary permits or consents of any governmental authority or similar regulating body and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Purchaser's payment for, and continued beneficial ownership of the Securities, will not violate any applicable securities or other Laws of the Purchaser's jurisdiction.

  The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Purchaser's right to rely on the Company's representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

        4.1    Transfer Restrictions.

          (a)   The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser that is an "accredited investor" or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the other Transaction Documents and shall have the rights and obligations of a Purchaser under this Agreement and the other Transaction Documents.

          (b)   The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

  [NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

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          The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders (as defined in the Registration Rights Agreement) thereunder.

          (c)   Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Underlying Shares pursuant to Rule 144 and delivery by Purchaser of customary representation letters regarding Rule 144 compliance and a copy of Form 144 filed by Purchaser, (iii) if such Underlying Shares are eligible for sale under Rule 144 without the requirement for the Company to be in compliance with the current public information requirements of Rule 144 as to such Underlying Shares and without volume or manner-of-sale restrictions thereunder, and Purchaser delivers a customary representation letter or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly if required by the Transfer Agent to effect the removal of the legend hereunder. If all or any shares of Series C Preferred Stock are converted or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information requirements of Rule 144 as to such Underlying Shares and without volume or manner-of-sale restrictions thereunder or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Underlying Shares shall be issued free of all legends after the Company has received a customary representation letter from Purchaser. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend together with a customary representation letter and, if applicable, a copy of the filed Form 144 (such third Trading Day, the "Legend Removal Date"), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4. Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser's prime broker with the Depository Trust Company System as directed by such Purchaser.

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          (d)   In addition to such Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $2,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day for each Trading Day after the second Trading Day following the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

          (e)   Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance upon this understanding.

        4.2    Acknowledgment of Dilution.    The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

        4.3    Furnishing of Information; Public Information.

          (a)   If the Common Stock is not registered under Section 12(b) or 12(g) of the Exchange Act on the date hereof, the Company agrees to cause the Common Stock to be registered under Section 12(g) of the Exchange Act on or before the 60th calendar day following the date hereof. Until the time that no Purchaser owns Securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

          (b)   At any time during the period commencing from the six (6) month anniversary of the date hereof and ending at such time that all of the Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) and a Registration Statement covering the resale of the Underlying Shares relating to such Securities is not at such time effective (a "Public Information Failure") then, in addition to such Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to two percent (2.0%) of the aggregate Subscription Amount of such Purchaser's Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Purchasers to transfer the Underlying Shares pursuant to Rule 144.

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  The payments to which a Purchaser shall be entitled pursuant to this Section 4.3(b) are referred to herein as "Public Information Failure Payments." Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. Notwithstanding anything herein to the contrary, in no event shall the aggregate amount of liquidated damages payable hereunder exceed 8% of a Purchaser's aggregate Subscription Amount.

        4.4    Integration.    The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

        4.5    Conversion and Exercise Procedures.    Each of the form of Notice of Exercise included in the Warrants and the form of Notice of Conversion included in the Certificate of Designation set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants or convert the Series C Preferred Stock. Except as required in Section 4.1(c), no additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants or convert their Series C Preferred Stock. The Company shall honor exercises of the Warrants and conversions of the Series C Preferred Stock and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

        4.6    Securities Laws Disclosure; Publicity.    The Company shall (a) by 9:00 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby and (b) within 4 Trading Days of the date hereof, file a Current Report on Form 8-K disclosing such terms, including the Transaction Documents as exhibits thereto. From and after the issuance of such press release, the Company represents to the Purchaser that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of the Purchaser holding a majority of the Securities, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except: (a) as required by federal securities law in connection with (i) the Form 8-K described above, any proxy statement or any registration statement contemplated by the Registration Rights Agreement and (ii) the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations or request, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

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        4.7    Shareholder Rights Plan.    No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an "Acquiring Person" under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

        4.8    Non-Public Information.    Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have entered into a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

        4.9    Use of Proceeds.    Except as set forth on Schedule 4.9 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and shall not use such proceeds: (a) for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), (b) for the redemption of any Common Stock or Common Stock Equivalents, (c) for the settlement of any outstanding litigation or (d) in violation of FCPA or OFAC regulations.

        4.10    Indemnification of Purchasers.    Subject to the provisions of this Section 4.10, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party's representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.

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The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents or attributable to Purchaser Party's fraud, gross negligence, willful misconduct or malfeasance. The indemnification required by this Section 4.10 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

        4.11    Reservation and Listing of Securities.

          (a)   The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents.

          (b)   If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than 130% of (i) the Required Minimum on such date, minus (ii) the number of shares of Common Stock previously issued pursuant to the Transaction Documents, then the Board of Directors shall use commercially reasonable efforts to amend the Company's certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time (minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents), as soon as possible and in any event not later than the 75th day after such date; provided that the Company will not be required at any time to authorize a number of shares of Common Stock greater than the maximum remaining number of shares of Common Stock that could possibly be issued after such time pursuant to the Transaction Documents.

          (c)   The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all commercially reasonable steps to cause such shares of Common Stock to be approved for listing or quotation on such Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing application and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market. In addition, for the purpose of obtaining Shareholder Approval, the Company shall prepare and file a proxy statement with the Commission within 20 days following the First Closing Date and shall hold a special meeting of shareholders (which may also be at the annual meeting of shareholders) at the earliest practical date after the date hereof, but in any event on or before the 60th day after the First Closing Date, with the recommendation of the Company's Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. If the Company does not obtain Shareholder Approval at the first meeting, the Company shall call a meeting every four months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the Series C Preferred Stock is no longer outstanding. Each Purchaser agrees not to vote any Underlying Shares held by it in favor of the Shareholder Approval.

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        4.12    Participation in Future Financing.

          (a)   Subject to the prior rights of first refusal set forth in (i) that certain Investors Rights Agreement dated as of April 1, 2011 (the "Investors Rights Agreement"), (ii) that certain Securities Purchase Agreement, dated as of September 28, 2012, and (iii) that certain Securities Purchase Agreement, dated as of March 19, 2013, from the date hereof until the date that is the 6 month anniversary of the Second Closing Date, upon any issuance by the Company or any of its Subsidiaries of Common Stock, Common Stock Equivalents for cash consideration, Indebtedness or a combination of units thereof (a "Subsequent Financing"), each Purchaser shall have the right to participate in up to an amount of the Subsequent Financing equal to 100% of the Subsequent Financing (the maximum aggregate amount of 100% of such Subsequent Financing among all Purchasers, "Participation Maximum") on the same terms, conditions and price provided for in the Subsequent Financing.

          (b)   At least five (5) Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing ("Pre-Notice"), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a "Subsequent Financing Notice"). Upon the request of a Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver a Subsequent Financing Notice to such Purchaser. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment.

          (c)   Any Purchaser desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice that such Purchaser is willing to participate in the Subsequent Financing, the amount of such Purchaser's participation, and representing and warranting that such Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company receives no such notice from a Purchaser as of such fifth (5th) Trading Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate.

          (d)   If by 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice, notifications by the Purchasers of their willingness to participate in the Subsequent Financing (or to cause their "accredited investor" designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

          (e)   If by 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice, the Company receives responses to a Subsequent Financing Notice from Purchasers seeking to purchase more than the aggregate amount of the Participation Maximum, each such Purchaser shall have the right to purchase its Pro Rata Portion (as defined below) of that amount of the Participation Maximum being purchased by the Purchasers. "Pro Rata Portion" means the ratio of (x) the Subscription Amount of Securities purchased on the Closing Dates by a Purchaser participating under this Section 4.12 and (y) the sum of the aggregate Subscription Amounts of Securities purchased on the Closing Dates by all Purchasers participating under this Section 4.12.

          (f)    The Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of participation set forth above in this Section 4.12, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within thirty (30) Trading Days after the date of the initial Subsequent Financing Notice.

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          (g)   The Company and each Purchaser agree that if any Purchaser elects to participate in the Subsequent Financing, the transaction documents related to the Subsequent Financing shall not include any term or provision whereby such Purchaser shall be required to agree to any restrictions on trading as to any of the Securities purchased hereunder or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, this Agreement, without the prior written consent of such Purchaser.

          (h)   Notwithstanding anything to the contrary in this Section 4.12 and unless otherwise agreed to by such Purchaser, the Company shall either confirm in writing to such Purchaser that the transaction with respect to the Subsequent Financing has been abandoned or shall publicly disclose its intention to issue the securities in the Subsequent Financing, in either case in such a manner such that such Purchaser will not be in possession of any material, non-public information, by the tenth (10th) Business Day following delivery of the Subsequent Financing Notice. If by such tenth (10th) Business Day, no public disclosure regarding a transaction with respect to the Subsequent Financing has been made, and no notice regarding the abandonment of such transaction has been received by such Purchaser, such transaction shall be deemed to have been abandoned and such Purchaser shall not be deemed to be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries.

          (i)    Notwithstanding the foregoing, this Section 4.12 shall not apply in respect of (i) an Exempt Issuance, or (ii) an underwritten public offering of Common Stock.

        4.13    Subsequent Equity Sales.

          (a)   From the date hereof until the later of (i) September 20, 2013 and (ii) the date that is 30 days following the date on which no Series C Preferred Stock remains outstanding, neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents.

          (b)   From the date hereof until such time as no Purchaser holds any of the Series C Preferred Stock or Warrants, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. "Variable Rate Transaction" means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

          (c)   Unless Shareholder Approval has been obtained and deemed effective, neither the Company nor any Subsidiary shall make any issuance whatsoever of Common Stock or Common Stock Equivalents until no Preferred Stock or Warrants remain outstanding. In addition, until the date on which less than 7.5% of the aggregate Warrants issued at the Closings remain outstanding, the Company shall not issue any Common Stock or Common Stock Equivalents at an effective price per share that is less than the then effective Exercise Price (as defined in the Warrants). Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

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          (d)   Notwithstanding the foregoing, this Section 4.13 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

        4.14    Equal Treatment of Purchasers.    No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

        4.15    Certain Transactions and Confidentiality.    Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will (i) execute any purchases or sales, including Short Sales, of any of the Company's securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6 or (ii) execute any sales, including any Short Sales (but excluding the maintenance of any existing Short Sales), during the 3 Trading Days prior the Second Closing Date, other than (a) any sales of shares of Common Stock held long by the Purchaser prior to the 3rd Trading Day preceding the Second Closing Date and (b) any sales, including any Short Sales, made where a corresponding Notice of Conversion or Notice of Exercise is tendered to the Company within 3 Trading Days of such sale and the shares received upon such conversion or exercise are used to close out such sale (a "Prohibited Short Sale"). Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.6, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and the Disclosure Schedules. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, other than a Prohibited Short Sale or other than pursuant to Section 4.8, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6 and (iii) no Purchaser shall have any duty of confidentiality to the Company or its Subsidiaries after the issuance of the initial press release as described in Section 4.6. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

        4.16    Form D; Blue Sky Filings.    The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closings under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

        4.17    Capital Changes.    Until the one year anniversary of the Effective Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the shares of Series C Preferred Stock, unless required to maintain the listing of the Common Stock on the Nasdaq Stock Market.

28

        4.18    Most Favored Nation Provision.    From the date hereof until such time as no Purchaser holds any of the Series C Preferred Stock or Warrants, in the event that the Company issues or sells any Common Stock or Common Stock Equivalents, if a Purchaser then holding Securities reasonably believes that any of the material terms and conditions appurtenant to such issuance or sale are more favorable to such investors than are the terms and conditions granted to the Purchasers hereunder, upon notice to the Company by such Purchaser within five Trading Days after disclosure of such issuance or sale, the Company shall amend the terms of this transaction as to such Purchaser only so as to give such Purchaser the benefit of such more favorable terms or conditions. This Section 4.18 shall not apply with respect to an Exempt Issuance. The Company shall provide each Purchaser with notice of any such issuance or sale in the manner for disclosure of Subsequent Financings set forth in Section 4.12.

        4.19    Amendments to Investor Rights Agreement.    From the date hereof until the date that is the 12-month anniversary of the Effective Date, without prior written consent of the Purchasers holding at least 67% in interest of the Securities then outstanding, the Company shall not (i) amend or alter the Investors Rights Agreement or (ii) except with respect to an Exempt Issuance or in accordance with the terms of the Investors Rights Agreement as in effect as of the date hereof, issue additional shares of Common Stock or Common Stock Equivalents to the investors who are a party to the Investors Rights Agreement.

ARTICLE V.
MISCELLANEOUS

        5.1    Termination.    This Agreement may be terminated by any Purchaser, as to such Purchaser's obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the First Closing has not been consummated on or before May 10, 2013; provided, however, that such termination will not affect the right of any party to sue for any breach by any other party (or parties).

        5.2    Fees and Expenses.    At the First Closing, the Company has agreed to reimburse Alpha Capital ("Alpha") the non-accountable sum of $30,000 for its legal fees and expenses and $20,000 for administrative and due diligence fees and expenses. The Company shall deliver to each Purchaser, prior to the Closing, a completed and executed copy of the Closing Statement, attached hereto as Annex A. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any conversion or exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

        5.3    Entire Agreement.    The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

        5.4    Notices.    Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the third (3rd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

29

        5.5    Amendments; Waivers.    No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed by the Company and the Purchasers holding at least 67% in interest of the Securities then outstanding. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

        5.6    Headings.    The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

        5.7    Successors and Assigns.    This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the "Purchasers."

        5.8    No Third-Party Beneficiaries.    This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10.

        5.9    Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.10, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

        5.10    Survival.    The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

        5.11    Execution.    This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

30

        5.12    Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

        5.13    Rescission and Withdrawal Right.    Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of a conversion of the Series C Preferred Stock or exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser's right to acquire such shares pursuant to such Purchaser's Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

        5.14    Replacement of Securities.    If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

        5.15    Remedies.    In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

        5.16    Payment Set Aside.    To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

        5.17    Usury.    To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document.

31

Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "Maximum Rate"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser's election.

        5.18    Independent Nature of Purchasers' Obligations and Rights.    The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through EGS. EGS does not represent any of the Purchasers other than Alpha. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers.

        5.19    Liquidated Damages.    The Company's obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

        5.20    Saturdays, Sundays, Holidays, etc.    If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

        5.21    Construction.    The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

        5.22    WAIVER OF JURY TRIAL.    IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

32

        IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMBIMATRIX CORPORATION	Address for Notice:

By:		Fax:
Name:
Title:

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

33

        [PURCHASER SIGNATURE PAGES TO CBMX SECURITIES PURCHASE AGREEMENT]

        IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

First Closing Subscription Amount: $

First Closing Shares of Series C Preferred Stock:

First Closing Warrant Shares:

Second Closing Subscription Amount: $

Second Closing Shares of Series C Preferred Stock:

Second Closing Warrant Shares:

EIN Number:

[SIGNATURE PAGES CONTINUE]

34

Annex A

CLOSING STATEMENT

        Pursuant to the attached Securities Purchase Agreement, dated as of the date hereto, the purchasers shall purchase up to $2,400,000 of Series C Preferred Stock and Warrants from Combimatrix Corporation, a Delaware corporation (the "Company"). All funds will be wired into an account maintained by the Company. All funds will be disbursed in accordance with this Closing Statement.

Disbursement Date: May     , 2013

I. PURCHASE PRICE

Gross Proceeds to be Received	$

II. DISBURSEMENTS

$
$
$
$
$
Total Amount Disbursed:	$

COMBIMATRIX CORPORATION
By:
Name:
Title:

WIRE INSTRUCTIONS:
To:
To:

35

Appendix F

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

COMBIMATRIX CORPORATION

Warrant Shares:	Initial Exercise Date: , 2013(1)
Warrant No.	Issue Date: , 2013

        THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received,                      or its assigns (the "Holder") is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after                            , 2013 (the "Initial Exercise Date") and on or prior to the close of business on the five year anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from CombiMatrix Corporation, a Delaware corporation (the "Company"), up to                  shares(2) (as subject to adjustment and certain limitations hereunder, the "Warrant Shares") of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

        Section 1.    Definitions.    Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated May 3, 2013, among the Company and the purchasers signatory thereto.

        Section 2.    Exercise.

          a)    Exercise of Warrant.    Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise form annexed hereto and within three (3) Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank or, if available, pursuant to the cashless exercise procedure specified in Section 2(c) below.

(1)
Insert the date that is six months following the Issue Date.

(2)
125% warrant coverage on each Closing Date

1

  Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

          b)    Exercise Price.    The exercise price per share of the Common Stock under this Warrant shall be $        ,(3) subject to adjustment hereunder (the "Exercise Price").

          c)    Cashless Exercise.    If at any time after the 6 month anniversary of the date of the Purchase Agreement, there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	=	the VWAP on the Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a "cashless exercise," as set forth in the applicable Notice of Exercise;
(B)	=	the Exercise Price of this Warrant, as adjusted hereunder; and
(X)	=
the number of Warrant Shares that would be issuable upon exercise of this Warrant (or portion thereof if a partial exercise) in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

          d)    Mechanics of Exercise.

                i.  Delivery of Warrant Shares Upon Exercise.    Warrant Shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder's prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system ("DWAC") if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is three (3) Trading Days after the latest of (A) the delivery to the Company of the Notice of Exercise (together with a customary representation letter of the Holder in the case of shares eligible for resale pursuant to Rule 144), (B) surrender of this Warrant (if required), and (C) payment of the aggregate Exercise Price as set forth above (including by cashless exercise, if permitted) (such date, the "Warrant Share Delivery Date").

(3)
For the First Closing, $3.77. For the Second Closing, 110% of the market value (as defined by Nasdaq rules) of one share of Common Stock on the Second Closing Date.

2

    The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein (in compliance with applicable securities laws) shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(vi) prior to the issuance of such shares, having been paid. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $2,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day for each Trading Day after the second Trading Day following such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise.

               ii.  Delivery of New Warrants Upon Exercise.    If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

              iii.  Rescission Rights.    If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

              iv.  Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise.    In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to an exercise within two (2) Trading Days after the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction) or the Holder's brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue and that were sold times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

3

               v.  No Fractional Shares or Scrip.    No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

              vi.  Charges, Taxes and Expenses.    Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder in compliance with applicable securities laws; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for processing of any Notice of Exercise.

             vii.  Closing of Books.    The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

          e)    Holder's Exercise Limitations.    The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder's Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder's Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

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For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company's most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon not less than 61 days' prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

        Section 3.    Certain Adjustments.

          a)    Stock Dividends and Splits.    If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a stock distribution or distributions on shares of its Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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          b)    [RESERVED]

          c)    Subsequent Rights Offerings.    In addition to any adjustments pursuant to the other subsections of this Section 3, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder's right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

          d)    Pro Rata Distributions.    During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation). To the extent that this Warrant has not been partially or completed exercised at the time of such Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the Holder until the Holder has exercised this Warrant.

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          e)    Fundamental Transaction.    If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than a reclassification under Section 3 (a)), or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the "Successor Entity") to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder.

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  Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

          f)    Calculations.    All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

          g)    Notice to Holder.

                i.  Adjustment to Exercise Price.    Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

               ii.  Notice to Allow Exercise by Holder.    If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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        Section 4.    Transfer of Warrant.

          a)    Transferability.    Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer, provided that the transferee is an "accredited investor" as defined in Regulation D promulgated under the Securities Act and agrees in writing to be bound by the terms and subject to the conditions of this Warrant and the Transaction Documents. Upon such surrender and, if required, such payment, together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

          b)    New Warrants.    This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original Issue Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

          c)    Warrant Register.    The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

          d)    Transfer Restrictions.    If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 5.7 of the Purchase Agreement.

          e)    Representation by the Holder.    The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

        Section 5.    Miscellaneous.

          a)    No Rights as Stockholder Until Exercise.    This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3.

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          b)    Loss, Theft, Destruction or Mutilation of Warrant.    The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

          c)    Saturdays, Sundays, Holidays, etc.    If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

          d)    Authorized Shares.

            The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

            Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

            Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

          e)    Jurisdiction.    All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

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          f)    Restrictions.    The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

          g)    Nonwaiver and Expenses.    No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          h)    Notices.    Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

          i)    Limitation of Liability.    No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          j)    Remedies.    The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

          k)    Successors and Assigns.    Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

          l)    Amendment.    This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

          m)    Severability.    Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

          n)    Headings.    The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

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        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

COMBIMATRIX CORPORATION
By:
Name:
Title:

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NOTICE OF EXERCISE

TO: COMBIMATRIX CORPORATION

        (1)   The undersigned hereby elects to purchase              Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

        (2)   Payment shall take the form of (check applicable box):

    ☐ in lawful money of the United States; or

    ☐ if permitted, the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

        (3)   Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

        (4)    Accredited Investor.    The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

        (5)   The undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby, the undersigned will not own in excess of the number of shares of Common Stock permitted to be owned under Section 2(e) of this Warrant to which this notice relates.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

 ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

        FOR VALUE RECEIVED,          all of or                shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is

                                                                                                       and who is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

Dated: ,
Holder's Signature:
Holder's Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Appendix G

REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (this "Agreement") is made and entered into as of May 3, 2013, between CombiMatrix Corporation, a Delaware corporation (the "Company"), and each of the several purchasers signatory hereto (each such purchaser, a "Purchaser" and, collectively, the "Purchasers").

        This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, between the Company and each Purchaser (the "Purchase Agreement").

        The Company and each Purchaser hereby agrees as follows:

        1.    Definitions.

        Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Advice" shall have the meaning set forth in Section 6(d).

          "Effectiveness Date" means, with respect to each Registration Statement required to be filed hereunder, the 90th calendar day following the applicable Closing Date and with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the 90th calendar day following the date on which the Company first knows an additional Registration Statement is required to be filed hereunder; provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day.

          "Effectiveness Period" shall have the meaning set forth in Section 2(a).

          "Event" shall have the meaning set forth in Section 2(d).

          "Event Date" shall have the meaning set forth in Section 2(d).

          "Filing Date" means, with respect to each Registration Statement required to be filed hereunder, the 15th calendar day following the applicable Closing Date and, with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the 30th calendar day following the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

          "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

          "Indemnified Party" shall have the meaning set forth in Section 5(c).

          "Indemnifying Party" shall have the meaning set forth in Section 5(c).

          "Initial Registration Statement" means the initial Registration Statement filed pursuant to this Agreement.

          "Losses" shall have the meaning set forth in Section 5(a).

          "Plan of Distribution" shall have the meaning set forth in Section 2(a).

          "Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Registrable Securities" means, as of any date of determination, (a) all shares of Common Stock then issued and issuable upon conversion in full of the then outstanding Series C Preferred Stock (assuming for such purposes that all of such shares of Series C Preferred Stock are converted in full without regard to any conversion limitations therein), (b) all shares of Common Stock issuable as dividends (as defined in the Certificate of Designation) on the Series C Preferred Stock assuming all dividend payments are made in shares of Common Stock and the Series C Preferred Stock is held for at least 3 years, (c) all Warrant Shares then issuable upon exercise of the then outstanding Warrants (assuming on such date the Warrants are exercised in full without regard to any exercise limitations therein), (d) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the Series C Preferred Stock or the Warrants (in each case, without giving effect to any limitations on conversion set forth in the Certificate of Designation or limitations on exercise set forth in the Warrants) and (e) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company, and all Warrants are exercised by "cashless exercise" as provided in Section 2(c) of each of the Warrants), as reasonably determined by the Company, upon the advice of counsel to the Company.

          "Registration Statement" means any registration statement required to be filed hereunder pursuant to Section 2(a) and any additional registration statements contemplated by Section 2(c) or Section 3(c), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

          "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          "Selling Stockholder Questionnaire" shall have the meaning set forth in Section 3(a).

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          "SEC Guidance" means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

        2.    Shelf Registration.

          (a)   On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Each Registration Statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith, subject to the provisions of Section 2(e)) and shall contain (unless otherwise directed by at least 67% in interest of the Holders) substantially the "Plan of Distribution" attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement filed under this Agreement (including, without limitation, under Section 3(c)) to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders (the "Effectiveness Period"). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 p.m. Eastern Time on a Trading Day. The Company shall immediately notify the Holders via facsimile or by e-mail of the effectiveness of a Registration Statement no later than one Trading Day after the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement. The Company shall, by 9:30 a.m. Eastern Time on the second Trading Day after the effective date of such Registration Statement, file a final Prospectus with the Commission as required by Rule 424. Failure to so notify the Holder within one (1) Trading Day of such notification of effectiveness or failure to file a final Prospectus as foresaid shall be deemed an Event under Section 2(d).

          (b)   Notwithstanding the registration obligations set forth in Section 2(a), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 2(e); provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

          (c)   Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages pursuant to Section 2(d), if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

    a.
    First, the Company shall reduce or eliminate any securities to be included by any Person other than a Holder;

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    b.
    Second, the Company shall reduce Registrable Securities represented by Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Warrant Shares held by such Holders); and

    c.
    Third, the Company shall reduce Registrable Securities represented by Conversion Shares (applied, in the case that some Conversion Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Conversion Shares held by such Holders).

  In the event of a cutback hereunder, the Company shall give the Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder's allotment. In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.

          (d)   If: (i) the Initial Registration Statement is not filed on or prior to its Filing Date (if the Company files the Initial Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a) herein, the Company shall be deemed to have not satisfied this clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the Commission pursuant to the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be "reviewed" or will not be subject to further review, or (iii) prior to the effective date of a Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within ten (10) Trading Days after the receipt of comments by or notice from the Commission that such amendment is required in order for such Registration Statement to be declared effective, or (iv) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by its Effectiveness Date, or (v) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than twenty (20) consecutive Trading Days or more than an aggregate of thirty (30) Trading Days (which need not be consecutive Trading Days) during any 12-month period (any such failure or breach being referred to as an "Event", and for purposes of clauses (i) and (iv), the date on which such Event occurs, and for purpose of clause (ii) the date on which such five (5) Trading Day period is exceeded, and for purpose of clause (iii) the date which such twenty (20) Trading Day period is exceeded, and for purpose of clause (v) the date on which such twenty (20) or thirty (30) Trading Day period, as applicable, is exceeded being referred to as "Event Date"), then, in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate Subscription Amount paid by such Holder pursuant to the Purchase Agreement, and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement.

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  Notwithstanding anything herein to the contrary, the parties agree that the maximum aggregate liquidated damages payable to a Holder under this Agreement shall be 6% of the aggregate Subscription Amount paid by such Holder pursuant to the Purchase Agreement and that, during any periods that a Registration Statement is either effective as to the then resale of Registrable Securities or Registrable Securities may be then resold pursuant to Rule 144 (and as to non-Affiliates of the Company, without volume or manner restrictions on resales), liquidated damages shall not accrue hereunder with respect to such Registrable Securities. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.

          (e)   If the Company is not eligible to use Form S-3 for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as the Company becomes eligible to use such form, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

        3.    Registration Procedures.

        In connection with the Company's registration obligations hereunder, the Company shall:

          (a)   Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (but not including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. Notwithstanding the above, the Company shall not be obligated to provide the Holders advance copies of any universal shelf registration statement registering securities in addition to those required hereunder, or any Prospectus prepared thereto. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto (other than documents incorporated or deemed to be incorporated therein by reference) to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than three (3) Trading Days after the Holders have been so furnished copies of a Registration Statement or one (1) Trading Day after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a "Selling Stockholder Questionnaire") on a date that is not less than five (5) Trading Days prior to the Filing Date or by the end of the second (2nd) Trading Day following the date on which such Holder receives draft materials in accordance with this Section. The Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement if after written notice to the Holder and commercially reasonable efforts to contact such Holder, such Holder fails to timely furnish to the Company a Selling Stockholder Questionnaire in accordance with this Section 3(a).

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          (b)   (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company or any of its Subsidiaries), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

          (c)   If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable, but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities.

          (d)   Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided, however, in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its Subsidiaries.

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          (e)   Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (f)    Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

          (g)   Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

          (h)   The Company shall cooperate with any broker-dealer through which a Holder proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110, as requested by any such Holder, and the Company shall pay the filing fee required by such filing within two (2) Business Days of request therefor.

          (i)    Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that, the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

          (j)    If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

          (k)   Upon the occurrence of any event contemplated by Section 3(d), as promptly as reasonably possible under the circumstances taking into account the Company's good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

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  The Company shall be entitled to exercise its right under this Section 3(k) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages otherwise required pursuant to Section 2(d), for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12-month period.

          (l)    Comply with all applicable rules and regulations of the Commission.

          (m)  The Company shall use commercially reasonable efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities.

          (n)   The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company's request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

        4.    Registration Expenses.    All fees and expenses incident to the performance of or compliance with, this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company's counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (D) if not previously paid by the Company in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

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        5.    Indemnification.

          (a)    Indemnification by the Company.    The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 6(d), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders in accordance with Section 6(h).

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          (b)    Indemnification by Holders.    Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder's failure to comply with any applicable prospectus delivery requirements of the Securities Act through no fault of the Company or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus or (ii) to the extent, but only to the extent, that such information relates to such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), to the extent, but only to the extent, related to the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 6(d), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder under this Section 5(b) be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c)    Conduct of Indemnification Proceedings.    If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that, the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party).

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  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that, the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

          (d)    Contribution.    If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute pursuant to this Section 5(d), in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

        6.    Miscellaneous.

          (a)    Remedies.    In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

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          (b)    No Piggyback on Registrations; Prohibition on Filing Other Registration Statements.    Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statements other than the Registrable Securities. Other than filings to keep all currently effective S-3 registration statements available for use by the Company, registration statements covering only other securities owned by the Purchasers, and registration statements covering securities owned by HLM Venture Partners III, L.P. or its affiliates as set forth on Schedule 3.1(v) to the Purchase Agreement, the Company shall not file any other registration statements until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the Commission.

          (c)    Compliance.    Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to a Registration Statement.

          (d)    Discontinued Disposition.    By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(ii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(d).

          (e)    Piggy-Back Registrations.    If, at any time during the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company's stock option or other employee benefit plans and other than registration statements covering only other securities owned by the Purchasers and registration statements covering securities owned by HLM Venture Partners III, L.P. or its Affiliates as set forth on Schedule 3.1(v) to the Purchase Agreement, then the Company shall deliver to each Holder a written notice of such determination and, if within 15 days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, subject in the event of a firm commitment underwritten offering, to customary underwriter cutbacks applied or a pro rata basis to all Holders of Registrable Securities and securities of other holders of registration rights; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 6(e) that are eligible for resale pursuant to Rule 144 (without volume restrictions or current public information requirements) promulgated by the Commission pursuant to the Securities Act or that are the subject of a then effective Registration Statement.

          (f)    Amendments and Waivers.    The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of 67% or more of the then outstanding Registrable Securities (for purposes of clarification, this includes any Registrable Securities issuable upon exercise or conversion of any Security). If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement.

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  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 6(f). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

          (g)    Notices.    Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

          (h)    Successors and Assigns.    This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of the Holders of 67% or more of the then outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under Section 5.7 of the Purchase Agreement.

          (i)    No Inconsistent Agreements.    Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 3.1(v) to the Purchase Agreement, neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

          (j)    Execution and Counterparts.    This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

          (k)    Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

          (l)    Cumulative Remedies.    The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

          (m)    Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (n)    Headings.    The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

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          (o)    Independent Nature of Holders' Obligations and Rights.    The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not asset any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

********************

(Signature Pages Follow)

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        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMBIMATRIX CORPORATION
By:
Name:
Title:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO CBMX RRA]

Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

Annex A

Plan of Distribution

        Each Selling Stockholder (the "Selling Stockholders") of the securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities covered hereby on the Nasdaq Capital Market or any other stock exchange, market or trading facility on which the securities are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling securities:

  •
  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

  •
  block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

  •
  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

  •
  an exchange distribution in accordance with the rules of the applicable exchange;

  •
  privately negotiated transactions;

  •
  settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

  •
  in transactions through broker-dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;

  •
  through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

  •
  a combination of any such methods of sale; or

  •
  any other method permitted pursuant to applicable law.

        The Selling Stockholders may also sell securities under Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), if available, rather than under this prospectus.

        Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

        In connection with the sale of the securities or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume. The Selling Stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

        The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

        The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the securities owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the securities from time to time under this prospectus after the Company has filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus.

        The Selling Stockholders also may transfer the securities in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the securities from time to time under this prospectus after the Company has filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus.

        The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the securities. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

        Because Selling Stockholders may be deemed to be "underwriters" within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. The Selling Stockholders have advised us that there is no underwriter or coordinating broker acting in connection with the proposed sale of the resale securities by the Selling Stockholders.

        We agreed to keep this prospectus effective until the earlier of (i) the date on which the securities may be resold by the Selling Stockholders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the securities have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

        Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of securities of the common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

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Annex B

COMBIMATRIX CORPORATION

Selling Stockholder Notice and Questionnaire

        The undersigned beneficial owner of common stock (the "Registrable Securities") of Combimatrix Corporation, a Delaware corporation (the "Company"), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the "Registration Rights Agreement") to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

        Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

        The undersigned beneficial owner (the "Selling Stockholder") of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

        The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.
	(a)	Full Legal Name of Selling Stockholder

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

	(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

3.     Broker-Dealer Status:

(a)	Are you a broker-dealer?
Yes ☐ No ☐
(b)	If "yes" to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?
Yes ☐ No ☐
Note:	If "no" to Section 3(b), the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.
(c)	Are you an affiliate of a broker-dealer?
Yes ☐ No ☐
(d)
If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?
Yes ☐ No ☐
Note:	If "no" to Section 3(d), the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.     Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

  Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

  (a)
  Type and Amount of other securities beneficially owned by the Selling Stockholder:

    Of the amount described below, please indicate the number of securities as to which you have both sole investment power and sole voting power, and describe the nature of your ownership of any securities as to which you do not have sole voting power and sole investment power. Indicate the securities (if any) as to which you disclaim beneficial ownership and why.

    Of the amount described below, please indicate the number of securities (if any) which you have a right to acquire within 60 days of [    ], including, but not limited to, any right to acquire securities: (i) through the exercise of any option, warrant or right; (ii) through the conversion of a security; (iii) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (iv) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

  (b)
  Please state the number of securities of the Company that you propose to sell in the offering:

5.     Relationships with the Company:

  Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

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        State any exceptions here:

6.     Other Arrangements:

  Except as set forth below, the undersigned does not know of any arrangement made or to be made by any person, or of any transaction already effected to limit or restrict the sale of the Company's securities during the period of the offering; to stabilize the market for the Company's securities; or to withhold commissions or otherwise to hold each underwriter or dealer responsible for the distribution of his participation in the offering.

        State any exceptions here:

  Describe any agreement, arrangement or understanding that you have entered into with an securities underwriter, broker or dealer relating to the sale or proposed sale of any securities of the Company held by you, or as to which you have the right to acquire.

  Except as set forth below, neither the undersigned nor any associate of the undersigned is a party to any contract with the Company or any of its subsidiaries, or in which the Company or any subsidiary has a beneficial interest, which is to be performed in whole or in party at or after the date of the Registration Statement, or which was made not more than two years prior thereto.

        State any exceptions here:

        The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

        By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus, and any amendments or supplements thereto, and in communications with the Commission and trading markets. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

        IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:
By:
Name:
Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

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Appendix H

DATE: May 3, 2013

TO: The Purchasers of Combimatrix Corporation's Series C 6% Convertible Preferred Stock and Warrants

To Whom It May Concern:

        This letter will confirm my agreement to vote all shares of Combimatrix Corporation ("CBMX") voting stock over which I have voting control in favor of any resolution presented to the shareholders of CBMX to approve the issuance, in the aggregate, of more than 19.999% of the number of shares of common stock of CBMX outstanding on the date of closing pursuant to that certain Securities Purchase Agreement, dated May 3, 2013, among CBMX and the purchasers signatory thereto (the "Purchase Agreement") and the other agreements entered into in connection therewith or as otherwise may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity). This agreement is given in consideration of, and as a condition to enter into such Securities Purchase Agreement and is not revocable by me.

By:
Name of Shareholder:
Number of voting shares over which I have
voting control:

Appendix I

COMBIMATRIX CORPORATION

2006 STOCK INCENTIVE PLAN

(as amended and restated                        , 2013)

ARTICLE ONE

GENERAL PROVISIONS

I.     PURPOSE OF THE PLAN

        This CombiMatrix Corporation 2006 Stock Incentive Plan is intended to promote the interests of CombiMatrix Corporation, a Delaware corporation, by providing eligible persons in the Corporation's Service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such Service.

        Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.    STRUCTURE OF THE PLAN

        A.    The Plan shall be divided into three separate equity incentive programs:

          —    the Discretionary Option/Stock Appreciation Right Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

          —    the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

          —    the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at designated intervals over their period of continued Board Service, and

        B.    The provisions of Articles One and Five shall apply to all equity incentive programs under the Plan and shall govern the interests of all persons under the Plan.

III.  ADMINISTRATION OF THE PLAN

        A.    The Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Committee, or the Board may retain the power to administer those programs with respect to all such persons. Other than with respect to Section 16 Insiders, the Board may also appoint an Executive Officer Committee to administer the Discretionary Option Program and Stock Issuance Program, subject to the applicable limitations and requirements of the Delaware Corporate Law. However, any discretionary option grants or stock issuances to members of the Committee must be authorized and approved by a disinterested majority of the Board.

        B.    Members of the Committee or, if applicable, the Executive Officer Committee, shall serve for such period of time as the Board may determine and may be removed by the Board at any time.

        C.    The Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the

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provisions of those programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any stock option or stock issuance thereunder.

        D.    Service on the Committee shall constitute Service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Committee or, if applicable, the Executive Officer Committee, shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

        E.    Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of those programs, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.

IV.    ELIGIBILITY

        A.    The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

    (i)
    Employees,

    (ii)
    non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

    (iii)
    consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

        B.    The Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, if, and the extent to which, each option is to be exercisable at a different time or times than those times set forth in Section I.B.1. of Article Two of the Plan, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when the issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

        C.    The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option/Stock Appreciation Right Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

        D.    The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members after the Plan Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members on the first business day in each calendar year following the Plan Effective Date and during the term of the Plan, including any individuals who first became non-employee Board members prior to such Plan Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

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V.     STOCK SUBJECT TO THE PLAN

        A.    The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 855,721 shares of Common Stock. For purposes of clarification, the shares of Common Stock subject to the Assumed Options are not included in the 855,721 shares of Common Stock reserved hereunder for issuance pursuant to this paragraph, though the shares of Common Stock subject to the Assumed Options may become available for grant under this Plan to the extent provided in Article One, Section V.D. below. (See Amendment to this Section V.A. below on page 25).

        B.    The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, by an amount equal to three percent (3%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year. The maximum aggregate number of shares of Common Stock that may be issued under the Plan (as adjusted for all such annual increases) through Incentive Options shall be 3,000,000 shares of Common Stock.

        C.    At such time as stock option or stock appreciation rights granted under the Plan may qualify as performance-based compensation under Code Section 162(m), no one person participating in the Plan may receive stock options or separately exercisable stock appreciation rights for more than 200,000 shares of Common Stock in the aggregate per calendar year. At such time as direct stock issuances or share right awards granted under the Plan may qualify as performance-based compensation under Code Section 162(m), no one person participating in the Plan may receive direct stock issuances or share right awards for more than 200,000 shares of Common Stock in the aggregate per calendar year. In addition, the maximum dollar value payable to any one Participant with respect to awards granted under Article Five, Section VIII.B. is $1,000,000 per calendar year.

        D.    Shares of Common Stock subject to outstanding options, Assumed Options or stock appreciation rights shall be available for subsequent issuance under the Plan to the extent such shares are not issued pursuant to such options, Assumed Options or stock appreciation rights prior to the expiration, termination or cancellation of such options, Assumed Options or stock appreciation rights for any reason. Shares of Common Stock subject to outstanding share right awards shall be available for subsequent issuance under the Plan to the extent those share right awards expire, terminate or are cancelled for any reason prior to the issuance of all shares of Common Stock subject to such share right awards. Unvested shares issued under the Plan and subsequently cancelled, forfeited or repurchased by the Corporation, at a price per share not greater than the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan. In addition, (i) should no shares of Common Stock be delivered upon the exercise of a stock appreciation right or (ii) should the exercise price of an option under the Plan or an Assumed Option be paid with shares of Common Stock (either shares previously held by the individual exercising the option or shares deducted from the option) or (iii) should shares of Common Stock otherwise issuable under the Plan or pursuant to or an Assumed Option be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option, an Assumed Option or stock appreciation right or in connection with a stock issuance (including a share right award) under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the net number of shares issued to the holder of the award, and not by the gross number of shares of Common Stock for which the option, Assumed Option or stock appreciation right is exercised or which vest or are issued pursuant to the stock issuance (including a share right award).

        E.    If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, merger, reorganization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number, type and/or

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class of securities issuable under the Plan, (ii) the maximum number, type and/or class of securities for which any one person may be granted (x) stock options and separately exercisable stock appreciation rights and (y) direct stock issuances and share right awards under the Plan per calendar year, (iii) the number, type and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number, type and/or class of securities and the exercise price per share in effect under each outstanding option and stock appreciation right under the Plan, (v) the number, kind and/or class of securities under each share right award, and (vi) the maximum number, type and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section V.B. of this Article One. Such adjustments to the outstanding awards are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO

DISCRETIONARY OPTION/STOCK APPRECIATION RIGHT GRANT PROGRAM

I.     OPTION TERMS

        Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

        A.    EXERCISE PRICE.

          1.     The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          2.     The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of the documents evidencing the option, be payable in one or more of the forms specified below:

            (i)    cash or check made payable to the Corporation, or

            (ii)   shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (including the cancellation of shares of Common Stock subject to the option), or

            (iii)  to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale, or

            (iv)  Any other form of legal consideration, as determined by the Plan Administrator and specifically included in the stock option agreement.

        Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

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        B.    EXERCISE AND TERM OF OPTIONS.

          1.     Each option shall vest and be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option.

          2.     Notwithstanding any other provision of the Plan, no option shall have a term in excess of ten (10) years measured from the option grant date.

        C.    EFFECT OF TERMINATION OF SERVICE.

          1.     The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

            (i)    Termination of Service.    Subject to earlier termination of the option as otherwise provided in the Plan and unless otherwise specifically provided by the Plan Administrator with respect to an option and set forth in the award agreement (either at grant or by amendment at a later time), an option shall remain exercisable, to the extent vested, after a Optionee's termination of Service only during the applicable time period determined in accordance with this Section and thereafter shall terminate and no longer be exercisable:

              (A)    Death or Permanent Disability.    If the Optionee's Service terminates because of the death or Permanent Disability of the Optionee, the option, to the extent unexercised, vested and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's legal representative or estate, as applicable) at any time prior to the expiration of twelve (12) months (or such other period of time as determined by the Plan Administrator, in its discretion) after the date on which the Optionee's Service terminated, but in any event only with respect to the unexercised and vested portion of the option and not after the maximum term of the option.

              (B)    Termination for Misconduct.    Notwithstanding any other provision of the Plan to the contrary, if the Optionee's Service is terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options, then all such options shall terminate immediately and cease to be outstanding.

              (C)    Other Termination of Service.    If the Optionee's Service terminates for any reason, except Permanent Disability, death or Misconduct, the option, to the extent unexercised, vested and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of ninety (90) days (or such longer or shorter period of time as determined by the Plan Administrator, in its discretion) after the date on which the Optionee's Service terminated, but in any event only with respect to the unexercised and vested portion of the option and not the maximum term of the option.

            (ii)   Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of descent and distribution or by the Optionee's designated beneficiary or beneficiaries of that option.

            (iii)  During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

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          2.     The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

            (i)    extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term and in no event to such extent to make the option subject to Section 409A (unless given the prior consent of the Optionee), and/or

            (ii)   permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

        D.    STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

        E.    REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right, but not the obligation, to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of the Optionee's cessation of Service. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

        F.     LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of descent and distribution following the Optionee's death. Non-Statutory Options shall be subject to the same limitation, except as otherwise determined by the Plan Administrator, including an assignment to the Optionee's Immediate Family. To the extent that a Non-Statutory Option is assigned, the assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

II.    INCENTIVE OPTIONS

        The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One and Two shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

        A.    ELIGIBILITY. Incentive Options may only be granted to Employees.

        B.    EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

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        C.    DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted. To the extent that the options exceed this limit, the excess amount shall be considered Non-Statutory Options.

        D.    FAILURE TO QUALIFY AS INCENTIVE OPTION. To the extent that any option governed by this Plan does not qualify as an Incentive Option, by reason of the dollar limitation described in Section II.C of this Article Two or for any other reason, such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

        E.    10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III.  STOCK APPRECIATION RIGHT TERMS

        The Plan Administrator may grant stock appreciation rights either in conjunction with all or part of any option or without regard to any option, in each case upon such terms and conditions as the Plan Administrator may establish in its sole discretion, not inconsistent with the provisions of the Plan. Each stock appreciation right shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

        A.    RIGHT TO PAYMENT.

          1.     Each stock appreciation right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Common Stock on the date of exercise over (B) the per share strike price of the stock appreciation right.

          2.     The Plan Administrator shall determine the method of settlement, form of consideration payable in settlement and method by or forms in which shares of Common Stock will be delivered or deemed to be delivered to Participants.

          3.     The strike price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the stock appreciation right grant date.

        B.    EXERCISE AND TERM OF STOCK APPRECIATION RIGHTS. Each stock appreciation right shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the stock appreciation right. However, no stock appreciation right shall have a term in excess of ten (10) years measured from the stock appreciation right grant date.

        C.    EFFECT OF TERMINATION OF SERVICE.

          1.     The following provisions shall govern the exercise of any stock appreciation rights held by the Participant at the time of cessation of Service or death:

            (i)    Any stock appreciation right outstanding at the time of the Participant's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the stock

7

    appreciation right, but no such stock appreciation right shall be exercisable after the expiration of the stock appreciation right term.

            (ii)   Any stock appreciation right held by the Participant at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Participant's estate or by the person or persons to whom the stock appreciation right is transferred pursuant to the Participant's will or the laws of inheritance or by the Participant's designated beneficiary or beneficiaries of that stock appreciation right.

            (iii)  Should the Participant's Service be terminated for Misconduct or should the Participant otherwise engage in Misconduct while holding one or more outstanding stock appreciation rights under this Article Two, then all those stock appreciation rights shall terminate immediately and cease to be outstanding.

            (iv)  During the applicable post-Service exercise period, the stock appreciation right may not be exercised in the aggregate for more than the number of vested shares for which the stock appreciation right is exercisable on the date of the Participant's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the stock appreciation right term, the stock appreciation right shall terminate and cease to be outstanding for any vested shares for which the stock appreciation right has not been exercised. However, the stock appreciation right shall, immediately upon the Participant's cessation of Service, terminate and cease to be outstanding to the extent the stock appreciation right is not otherwise at that time exercisable for vested shares.

          2.     The Plan Administrator shall have complete discretion, exercisable either at the time an stock appreciation right is granted or at any time while the stock appreciation right remains outstanding, to:

            (i)    extend the period of time for which the stock appreciation right is to remain exercisable following the Participant's cessation of Service from the limited exercise period otherwise in effect for that stock appreciation right to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the stock appreciation right term, and/or

            (ii)   permit the stock appreciation right to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such stock appreciation right is exercisable at the time of the Participant's cessation of Service but also with respect to one or more additional installments in which the Participant would have vested had the Participant continued in Service.

        D.    STOCKHOLDER RIGHTS. The holder of an stock appreciation right shall have no stockholder rights with respect to the shares subject to the stock appreciation right until such person shall have exercised the stock appreciation right, received shares of common stock in connection with such exercise and become a holder of record of the purchased shares.

        E.    LIMITED TRANSFERABILITY OF STOCK APPRECIATION RIGHTS. During the lifetime of the Participant, stock appreciation rights shall be exercisable only by the Participant and shall not be assignable or transferable other than by will or the laws of inheritance following the Participant's death, except that the Plan Administrator may structure one or more stock appreciation rights under the Discretionary Option/Stock Appreciation Right Grant Program so that each such stock appreciation right may be assigned in whole or in part during the Participant's lifetime to one or more members of the Participant's family or to a trust established exclusively for one or more such family members or to Participant's former spouse, to the extent such assignment is in connection with the Participant's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the stock appreciation right pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the stock appreciation

8

right immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Participant may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding stock appreciation rights under this Article Two, and those stock appreciation rights shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Participant's death while holding those stock appreciation rights. Such beneficiary or beneficiaries shall take the transferred stock appreciation rights subject to all the terms and conditions of the applicable agreement evidencing each such transferred stock appreciation right, including (without limitation) the limited time period during which the stock appreciation right may be exercised following the Participant's death.

IV.    CHANGE IN CONTROL/HOSTILE TAKE-OVER

        A.    Except as otherwise provided in this Section IV, none of the outstanding options or stock appreciation rights under the Discretionary Option/Stock Appreciation Right Grant Program shall vest in whole or in part on an accelerated basis upon the occurrence of a Change in Control, and those options and stock appreciation rights may be assumed, continued or substituted for by any successor corporation in the Change in Control.

        B.    Except as otherwise provided in this Section IV, none of the outstanding repurchase rights under the Discretionary Option/Stock Appreciation Right Grant Program shall terminate on an accelerated basis upon the occurrence of a Change in Control, and those rights shall be assignable to any successor corporation in the Change in Control.

        C.    Unless an option or stock appreciation right is assumed, continued or substituted for by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction, if a Change in Control occurs while the Optionee remains in Service, the shares of Common Stock at the time subject to each outstanding option or stock appreciation right held by such Optionee but not otherwise vested shall automatically accelerate so that each such option or stock appreciation right shall, immediately prior to the effective date of the Change in Control, vest and become exercisable for all the shares of Common Stock at the time subject to such option or stock appreciation right and may be exercised for any or all of those shares as fully vested shares of Common Stock. The Corporation shall provide each holder of an option or a stock appreciation right that is accelerated in accordance with this paragraph at least five (5) business days notice of the vesting acceleration. Immediately following the consummation of the Change in Control, each option or stock appreciation right shall terminate and cease to be outstanding, except to the extent assumed or substituted for by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the express terms of the Change in Control transaction.

        D.    The Plan Administrator shall have the discretionary authority to structure one or more options or stock appreciation rights grants under the Discretionary Option/Stock Appreciation Right Grant Program so that the vesting and exercisability of each option or stock appreciation right shall automatically accelerate in whole or in part, either (i) immediately prior to the effective date of that Change in Control or Hostile Takeover, and become exercisable for all the shares of Common Stock at the time or (ii) upon an event occurring after the Change in Control or Hostile Takeover (including a termination of employment).            In addition, the Plan Administrator may structure one or more of the Corporation's repurchase rights so that those rights shall immediately terminate, in whole or in part, with respect to any shares held by the Participant (and the shares subject to those terminated repurchase rights shall accordingly vest in full) either (i) immediately prior to the effective date of that Change in Control or Hostile Takeover, or (ii) upon an event occurring after the Change in Control or Hostile Takeover (including a termination of employment).

        E.    Each option which is assumed or substituted for in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in

9

consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number, type and/or class of securities available for issuance over the remaining term of the Plan, (iii) the maximum number, type and/or class of securities by which the share reserve is to increase each calendar year pursuant to the automatic share increase provisions of the Plan and (iv) the maximum number, type and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances or share right awards under the Plan per calendar year. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Discretionary Option Grant Program, substitute one or more shares of its own common stock (or those of its parent) with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

        F.     Unless otherwise determined by the Plan Administrator and expressly set forth in the documents evidencing the option, each option outstanding under the Discretionary Option/Stock Appreciation Right Grant Program at the time of a Hostile Take-Over but not otherwise exercisable for all the shares of Common Stock subject to such option at that time shall, immediately prior to the effective date of a Hostile Take-Over, automatically vest and become exercisable for all the shares of Common Stock at that time subject to such options on an accelerated basis and may be exercised for any or all of such shares as fully vested shares of Common Stock. In addition, all of the Corporation's repurchase rights under the Discretionary Option/Stock Appreciation Right Grant Program shall terminate automatically upon the consummation of such Hostile Take-Over, and the shares subject to those terminated rights shall thereupon immediately vest in full, except to the extent such accelerated vesting is precluded by limitations imposed by the Plan Administrator at the time the repurchase right is issued. Each option so accelerated shall remain exercisable for fully vested shares of Common Stock until the expiration or sooner termination of the option term.

        G.    The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take-Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the excess accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

        H.    The grant of options under the Discretionary Option/Stock Appreciation Right Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

V.     CANCELLATION AND REGRANT OF OPTIONS

        The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option/Stock Appreciation Right Grant Program (including outstanding options incorporated from the Predecessor Plans) and to grant (i) in substitution new options or stock appreciation rights covering the same or a different number of shares of Common Stock but with an exercise price per share calculated based upon the Fair Market Value per share of Common Stock on the new grant date; (ii) stock issuances (including share right awards); (iii) cash; or (iv) other property.

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ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.     STOCK ISSUANCE TERMS

        Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals.

        A.    PURCHASE PRICE.

          1.     The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than any legal limit required under state law.

          2.     Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

            (i)    cash or check made payable to the Corporation for one hundred percent of the Fair Market Value of the shares of Common Stock to be purchased,

            (ii)   past services rendered to the Corporation (or any Parent or Subsidiary),

            (iii)  services to be rendered to the Corporation (or any Parent or Subsidiary) during the vesting period, or

            (iv)  any other form of legal consideration that may be acceptable to the Plan Administrator.

        B.    VESTING PROVISIONS.

          1.     Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or in one or more installments over the Participant's period of Service. Upon the attainment of such performance goals or Service period, fully vested shares of Common Stock shall be issued in satisfaction of those share right awards.

          2.     Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          3.     The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

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          4.     Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of cancellation.

          5.     The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

          6.     Outstanding share right awards under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding share right awards as to which the designated performance goals or Service requirements have not been attained.

II.    CHANGE IN CONTROL/HOSTILE TAKE-OVER

        A.    Except as otherwise provided in this Section II, none of the outstanding repurchase rights under the Stock Issuance Program shall terminate on an accelerated basis upon the occurrence of a Change in Control, and those rights shall be assignable to any successor corporation in the Change in Control. Except as otherwise provided in this Section II, none of the outstanding share right awards under the Stock Issuance Program shall vest in whole or in part on an accelerated basis upon the occurrence of a Change in Control, and those share right awards may be assumed, continued or substituted for by any successor corporation in the Change in Control.

        B.    To the extent that the outstanding repurchase rights under the Stock Issuance Program are not assigned to any successor corporation in the Change in Control and are not continued by the Corporation, such outstanding repurchase rights under the Stock Issuance Program shall terminate immediately prior to and contingent upon the occurrence of the Change in Control.

        C.    Unless a share right award is assumed or substituted for by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction, if a Change in Control occurs while the Participant remains in Service, the shares of Common Stock at the time subject to each a share right award held by such Participant but not otherwise vested shall automatically accelerate so that each such Participant shall, immediately prior to the effective date of the Change in Control, vest for all the shares of Common Stock at the time subject to such share right award and such fully vested shares of Common Stock shall be delivered to the Participant immediately prior to and contingent upon the Change in Control. The Corporation shall provide each holder of a share right award that is accelerated in accordance with this paragraph at least five (5) business days notice of the vesting acceleration. Immediately following the consummation of the Change in Control, each option or stock appreciation right shall terminate and cease to be outstanding, except to the extent assumed or substituted for by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the express terms of the Change in Control transaction.

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        D.    To the extent a share right award is not assumed, continued or substituted for by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction, then such share right award shall become fully vested and shares of Common Stock deliverable under the share right award shall be delivered immediately prior to and contingent upon the Change in Control. The Corporation shall provide each holder of a share right award that is accelerated in accordance with this paragraph at least five (5) business days notice of the vesting acceleration.

        E.    Immediately following the consummation of the Change in Control, all outstanding share right awards under the Stock Issuance Program shall terminate and cease to be outstanding, except to the extent assumed, continued or substituted for by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

        F.     All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Hostile Take-Over, except to the extent such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement. All the shares of Common Stock subject to outstanding share right awards shall immediately vest in full, in the event of any Hostile Take-Over, except to the extent such accelerated vesting is precluded by other limitations imposed in the Share Right Award Agreement.

        G.    The Plan Administrator may, in its discretion, structure one or more of the Corporation's repurchase rights so that those rights shall immediately terminate, in whole or in part, with respect to any shares held by the Participant (and the shares subject to those terminated repurchase rights shall accordingly vest in full) either (i) immediately prior to the effective date of that Change in Control or Hostile Takeover, or (ii) upon an event occurring after the Change in Control or Hostile Takeover (including a termination of a Participant's Service). In addition, the Plan Administrator shall have the discretionary authority to structure one or more share right awards grants under the Stock Issuance Program so that the vesting of each share right shall automatically accelerate in whole or in part, either (i) immediately prior to the effective date of that Change in Control or Hostile Takeover, or (ii) upon an event occurring after the Change in Control or Hostile Takeover (including a termination of employment).

        H.    Each share right award which is assumed or substituted for in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to convert the number and class of securities which would have been issuable to the Participant in consummation of such Change in Control had the shares of Common Stock subject to the share right award been issued immediately prior to such Change in Control to the type and amount of consideration received by the holders of Common Stock in the Change in Control. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or substitution of the outstanding share right awards under the Stock Issuance Program, substitute one or more shares of its own common stock or that of any parent or publicly traded Subsidiary, with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

III.  SHARE ESCROW/LEGENDS

        Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

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 ARTICLE FOUR

AUTOMATIC OPTION GRANT PROGRAM

I.     OPTION TERMS

        A.    GRANT DATES. Option grants shall be made on the dates specified below:

          1.     Each individual who is first elected or appointed as a non-employee Board member at any time on or after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 2,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

          2.     On the first business day in each calendar year following the Plan Effective Date and during the term of the Plan, each non-employee Board member then in office, shall automatically be granted a Non-Statutory Option to purchase 2,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such option grants any one non-employee Board member may receive over his or her period of Service on the Board, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who joined the Board prior to the Plan Effective Date shall be eligible to receive one or more such annual option grants over their period of continued Board Service.

        B.    EXERCISE PRICE.

          1.     The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          2.     The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

        C.    OPTION TERM. Each option shall have a maximum term of ten (10) years measured from the option grant date.

        D.    EXERCISE AND VESTING OF OPTIONS.

        Each option granted pursuant to this Automatic Option Grant Program shall become exercisable in a series of four (4) equal annual installments upon the Optionee's completion of each twelve (12) months of continuous Service as a Board member over the 48-month period measured from the option grant date.

        E.    LIMITED TRANSFERABILITY OF OPTIONS. Each option under this Article Four may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's Immediate Family or to a trust established exclusively for the Optionee or one or more Members of the Optionee's Immediate Family or to Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Four, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement

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evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

        F.     TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member for any reason:

          (i)    The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of descent and distribution or the designated beneficiary or beneficiaries of such option) shall have a six (6)-month period following the date of such cessation of Board Service in which to exercise each such option.

          (ii)   During the six (6)-month post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board Service.

          (iii)  In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the six (6)-month post-Service exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board Service for any reason, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable.

II.    CHANGE IN CONTROL/ HOSTILE TAKE-OVER

        A.    In the event of any Change in Control while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under the Automatic Option Grant Program but not otherwise vested shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, vest and become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. Immediately following the consummation of the Change in Control, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the express terms of the Change in Control transaction.

        B.    In the event of a Hostile Take-Over while the Optionee remains a Board member, the shares of Common Stock at the time subject to each option outstanding under the Automatic Option Grant Program but not otherwise vested shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Hostile Take-Over, vest and become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with that Hostile Take-Over.

        C.    All outstanding repurchase rights under the Automatic Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control or Hostile Take-Over.

        D.    Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash payment from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash payment shall be paid within five (5) days following the

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surrender of the option to the Corporation. The Plan Administrator shall, at the time the option with such limited stock appreciation right is granted under the Automatic Option Grant Program, pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph D. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash payment.

        E.    Each option which is assumed in connection with a Change in Control or otherwise continued in full force and effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Automatic Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

        F.     The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III.  REMAINING TERMS

        The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

ARTICLE FIVE

MISCELLANEOUS

I.     NO FRACTIONAL SHARES

        No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan, and the Plan Administrator shall determine whether cash shall be paid in lieu of any fractional shares or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

II.    TAX WITHHOLDING

        A.    The Corporation's obligation to deliver shares of Common Stock upon a stock issuance, or the exercise of options or stock appreciation rights or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements. The Corporation shall also make appropriate arrangements to satisfy all applicable foreign tax withholding requirements which may be imposed in connection with the grant or exercise of options or stock appreciation rights under the Plan or the issuance or vesting of shares of Common Stock under the Plan.

        B.    The Plan Administrator may, in its discretion, provide in the respective award agreement that (i) the Corporation, in its discretion, may determine that shares of Common Stock from the award be withheld by the Corporation in satisfaction of all or part of the Withholding Taxes which may become payable in connection with the an award granted under the Plan (pursuant to Article Five Section II.B.1.) and (ii) any or all Optionees or Participants under the Plan (other than the non-employee Board members) with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such individuals may become subject in connection with the grant or exercise of their options or

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stock appreciation rights or the issuance or vesting of their shares. Such right to an individual may be provided to any such holder in either or both of the following formats:

          1.    Stock Withholding:    The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of options or stock appreciation rights or the issuance or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%) of the minimum Withholding Taxes required be law) designated by the holder.

          2.    Stock Delivery:    The election to deliver to the Corporation, at the time the option or stock appreciation right is granted or exercised or the shares are issued or vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option or stock appreciation right exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%) of the minimum Withholding Taxes required be law) designated by the holder.

III.  EFFECTIVE DATE AND TERM OF THE PLAN

        A.    The Plan shall become effective immediately upon the Plan Effective Date. Options may be granted under the Discretionary Option/Stock Appreciation Right Grant Program at any time on or after the Plan Effective Date, and the initial option grants under the Automatic Option Grant Program shall be made on the Plan Effective Date to any non-employee Board members eligible for such grants at that time. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

        B.    The Plan shall terminate upon the earliest of (i) the tenth anniversary of the Plan Effective Date, (ii) the tenth anniversary of the approval of the Plan by the Corporation's stockholders, (iii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iv) the termination of all outstanding awards in connection with a Change in Control. Upon such Plan termination, all option grants and unvested stock issuances outstanding at that time shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

IV.    AMENDMENT OF THE PLAN

        A.    The Board shall have complete and exclusive power and authority to amend or modify the Plan or any outstanding award granted under the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options, stock appreciation rights or unvested stock issuances at the time outstanding, including share right awards, under the Plan unless the Optionee or the Participant consents to such amendment or modification. Notwithstanding the foregoing, any amendment to either increase the number of shares that may be issued under the Plan or the Persons eligible to receive awards under the Plan shall require stockholder approval. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

        B.    Options to purchase shares of Common Stock may be granted under the Discretionary Option/Stock Appreciation Right Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained

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within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the short term applicable federal rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V.     USE OF PROCEEDS

        Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.   REGULATORY APPROVALS

        A.    The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

        B.    No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII. NO EMPLOYMENT/SERVICE RIGHTS

        Nothing in the Plan shall confer upon any Optionee or Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of any Optionee or Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

VIII.  SECTION 162(M)

        A.    STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

        It is the intent of the Corporation that any options or stock appreciation rights granted under the Plan to a "covered employee" (as that term is defined in Section 162(m) of the Code) with an exercise price of not less than the Fair Market Value per share of Common Stock on the date of grant shall qualify as "qualified performance-based compensation" (within the meaning of Treas. Reg. § 1.162-27(e)) to the extent that options or stock appreciation rights granted under the Plan may qualify as "qualified performance-based compensation" and the Plan shall be interpreted consistently with such intent. In furtherance of the foregoing, if and to the extent that the Corporation intends that an option or a stock appreciation right granted under the Plan to any covered employee shall qualify as qualified performance-based compensation, all decisions regarding the grant of such option or stock appreciation right shall be made only by members of the Committee who qualify as "outside directors" within the meaning of Treas. Reg. § 1.162-27(e)(3).

        B.    PERFORMANCE AWARDS.

        The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure (i) cash bonuses, (ii) stock options, (iii) stock appreciation rights and (iv) stock issuances, including share right awards, so that (x) the cash bonuses are only payable, (y) the shares of

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Common Stock received upon exercise of the stock option or stock appreciation right and (z) the shares of Common Stock subject to such stock issuances shall only vest or be issuable upon the achievement of certain pre-established objective corporate performance goals based on one or more of the following criteria: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) direct contribution; (7) net income; pretax earnings; (8) earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; and (13) debt reduction. In addition, such performance goals may be based upon the attainment of specified levels of the Corporation's performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Corporation's business units or divisions or any Parent or Subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned. In furtherance of the foregoing, if and to the extent that the Corporation intends that an award granted under the Plan pursuant to this paragraph to any covered employee shall qualify as qualified performance-based compensation, all decisions regarding the grant of such award shall be made only by members of the Committee who qualify as "outside directors" within the meaning of Treas. Reg. § 1.162-27(e)(3).

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APPENDIX

        The following definitions shall be in effect under the Plan:

        A.    ASSUMED OPTIONS shall mean the stock options assumed by the Corporation from Acacia Research that were exercisable for Acacia Research—CombiMatrix stock and which include, but are not limited to, the options outstanding as of the date of the Transaction that were granted under the Acacia Research Corporation 2002 CombiMatrix Stock Incentive Plan, the CombiMatrix Corporation 1998 Stock Option Plan, the CombiMatrix Corporation 2000 Stock Awards Plan and the Acacia Research Corporation 1996 Stock Option Plan.

        B.    AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under Article Four of the Plan.

        C.    BOARD shall mean the Corporation's Board of Directors.

        D.    CERTIFICATE OF INCORPORATION shall mean the Certificate of Incorporation of CombiMatrix Corporation filed with the Delaware Secretary of State on the Plan Effective Date and all subsequent amendments, supplements, modifications and replacements thereof.

        E.    CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

          (i)    a stockholder-approved merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii)   a sale, transfer or other disposition of all or substantially all of the Corporation's assets to an entity which is not a Subsidiary of the Corporation, or

          (iii)  the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

        F.     CODE shall mean the Internal Revenue Code of 1986, as amended.

        G.    COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option/Stock Appreciation Right Grant Program with respect to Section 16 Insiders.

        H.    COMMON STOCK shall mean the Corporation's Common Stock (as defined in the Certificate of Incorporation).

        I.     CORPORATION shall mean CombiMatrix Corporation, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of CombiMatrix Corporation, which shall by appropriate action adopt the Plan.

        J.     DISCRETIONARY OPTION/STOCK APPRECIATION RIGHT GRANT PROGRAM shall mean the Discretionary Option/Stock Appreciation Right Grant Program in effect under Article Two of the Plan.

        K.    EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

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        L.    EXECUTIVE OFFICER COMMITTEE shall mean the committee comprised of two (2) or more executive officers of the Corporation appointed by the Board to administer the Discretionary Option/Stock Appreciation Right Grant Program and Stock Issuance Program with respect to persons other than Section 16 Insiders, but subject to the applicable limitations and requirements of the Delaware Corporate Law.

        M.   EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

        N.    FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i)    If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii)   If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (iii)  If the Common Stock is at the time not traded on the Nasdaq National Market or listed on any Stock Exchange, but is regularly traded in any over-the-counter market, then the Fair Market Value shall be the average of the bid and asked prices per share of Common Stock in such over-the-counter market on the date in question. If there are no bid and asked prices on the date in question, then the Fair Market Value shall be the average of the bid and asked prices in such over-the-counter market on the last preceding date for which such prices exist.

          (iv)  If the Common Stock is at the time not traded as described in (i), (ii) or (iii) above, then the Fair Market Value of a share of Common Stock shall be determined by the Plan Administrator, after taking into account such factors as it deems appropriate.

        O.    HOSTILE TAKE-OVER shall mean either of the following events effecting a change in control or ownership of the Corporation:

          (i)    the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

          (ii)   a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

        P.     IMMEDIATE FAMILY shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law and shall include adoptive relationships.

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        Q.    INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

        R.    MISCONDUCT shall, with respect to any Participant, have the meaning specified in the Participant's award agreement. In the absence of any definition in the award agreement, "Misconduct" shall have the equivalent meaning or the same meaning as "misconduct" or "cause" set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Corporation or, in the absence of any such agreement or any such definition in such agreement, such term shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary)in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

        S.     1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

        T.     NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

        U.    OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant Program, the Automatic Option Grant Program.

        V.     PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        W.    PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

        X.    PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

        Y.    PLAN shall mean the Corporation's 2006 Stock Incentive Plan, as amended and as set forth in this document.

        Z.    PLAN ADMINISTRATOR shall mean the particular body, whether the Committee or the Board, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

        AA. PLAN EFFECTIVE DATE shall mean the date on which the Plan is approved by the stockholders of the Corporation.

        BB.  SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

        CC. SERVICE shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors

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or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

        DD. STOCK EXCHANGE shall mean either the, Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange.

        EE. STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

        FF.   STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under Article Three of the Plan.

        GG. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        HH. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or, if applicable, (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting the Hostile Take-Over through the acquisition of such Common Stock. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the price per share described in clause (i) above.

          II.  10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

        JJ.   WITHHOLDING TAXES shall mean the minimum Federal, state and local income and employment withholding taxes to which the holder of options or unvested shares of Common Stock may become subject in connection with the exercise of those options or the vesting of those shares.

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X COMBIMATRIX CORPORATION 01NELD 1 U P X + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Annual Meeting Proxy Card . + A Proposals — The Board of Directors recommends a vote FOR each of the following nominees, FOR Proposals 2, 3, 4, 6 and 7, and THREE YEARS for Proposal 5. For Against Abstain 2. To ratify the terms and issuance of Series B 6% Convertible Preferred Stock (“Series B Stock”), and to approve the issuance of such number of shares of common stock issuable upon conversion of the Series B Stock, including shares issuable pursuant to the antidilution and redemption provisions of the Series B Stock, exceeding 19.99% of outstanding common stock. 5. To approve, on an advisory basis, the frequency of conducting future stockholder advisory votes on named executive officer compensation. 4. To approve, on an advisory basis, the compensation of named executive officers. 6. To approve the amendment and restatement of the CombiMatrix Corporation 2006 Stock Incentive Plan to increase the number of shares of common stock available for grant thereunder by 200,000 shares, from 655,721 to 855,721. 1. To elect six directors to serve until the 2014 annual meeting of stockholders and until their successors have been duly elected and qualified: Mark here to WITHHOLD vote from all nominees Mark here to vote FOR all nominees For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) here: _______________________________________ 01 - Mark McDonough 02 - R. Judd Jessup 03 - Richard D. Hockett, Jr., M.D. 04 - Scott Gottlieb 05 - Wei Richard Ding 06 - Jeremy M. Jones Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. IMPORTANT ANNUAL MEETING INFORMATION 7. To ratify the appointment of Haskell & White LLP as CombiMatrix Corporation’s independent registered accounting firm for 2013. In their discretion, the proxies are authorized to vote upon such business as may properly come before the annual meeting or any adjournments or postponements thereof. Abstain One Year Two Years Three Years For Against Abstain For Against Abstain For Against Abstain For Against Abstain 3. To ratify the terms and issuance of Series C 6% Convertible Preferred Stock (“Series C Stock”), and to approve the issuance of such number of shares of common stock issuable upon conversion of the Series C Stock, and upon exercise of certain warrants issued to the purchasers of the Series C Stock, including shares issuable pursuant to the anti-dilution and dividend provisions of such securities, exceeding 19.99% of outstanding common stock. MMMMMMMMM MMMMMMMMMMMM 1 6 3 4 5 1 2

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . Annual Meeting of Stockholders June 27, 2013 This Proxy is Solicited on Behalf of the Board of Directors of CombiMatrix Corporation The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and appoints, Mark McDonough and Scott Burell and each of them, the proxies of the undersigned, with full power of substitution and revocation, to vote all shares of CombiMatrix Corporation common stock held of record by the undersigned on May 3, 2013, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of CombiMatrix Corporation (the “Company”) to be held June 27, 2013, or at any postponements or adjournments thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side. THIS PROXY, WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1, “FOR” THE APPROVAL OF THE MATTERS IN PROPOSALS 2, 3, 4, 6 AND 7, “THREE YEARS” FOR THE MATTER IN PROPOSAL 5, AND AT THE DISCRETION OF YOUR PROXY ON ANY OTHER MATTER THAT MAY BE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING. PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. (Continued and to be marked, dated and signed, on the other side.) PROXY — COMBIMATRIX CORPORATION IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 27, 2013: THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE PROXY STATEMENT, THE COMPANY’S ANNUAL REPORT ON FORM 10-K AND FORM 10-K/A ARE AVAILABLE AT HTTP://INVESTOR.COMBIMATRIX.COM/ANNUALS.CFM.